UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08510

Matthews International Funds
(Exact name of registrant as specified in charter)

Four Embarcadero Center, Suite 550 San Francisco, CA 94111
(Address of principal executive offices) (Zip code)

William J. Hackett, President Four Embarcadero Center, Suite 550 San Francisco, CA 94111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		415-788-7553

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Matthews Asia Funds | Annual Report

December 31, 2011  |  matthewsasia.com

ASIA FIXED INCOME STRATEGY

Matthews Asia Strategic Income Fund

ASIA GROWTH AND INCOME STRATEGIES

Matthews Asian Growth and Income Fund
Matthews Asia Dividend Fund
Matthews China Dividend Fund

ASIA GROWTH STRATEGIES

Matthews Asia Growth Fund
Matthews Pacific Tiger Fund
Matthews China Fund
Matthews India Fund
Matthews Japan Fund
Matthews Korea Fund

ASIA SMALL COMPANY STRATEGIES

Matthews Asia Small Companies Fund
Matthews China Small Companies Fund

ASIA SPECIALTY STRATEGY

Matthews Asia Science and Technology Fund

Performance and Expenses  Through December 31, 2011

		Average Annual Total Return				2011 Gross Annual	2010 Gross Annual
	1 year	5 years	10 years	Since Inception	Inception Date	Operating Expenses	Operating Expenses[1]
Matthews Asia Strategic Income Fund
Investor Class (MAINX)	n.a.	n.a.	n.a.	-0.52%[2]	11/30/11	3.20%[3]	n.a.
After Fee Waiver, Reimbursement and Recoupment						1.00%[4]	n.a.
Institutional Class (MINCX)	n.a.	n.a.	n.a.	-0.52%[2]	11/30/11	3.20%[3]	n.a.
After Fee Waiver, Reimbursement and Recoupment						1.00%[4]	n.a.
Matthews Asian Growth & Income Fund
Investor Class (MACSX)	-10.62%	4.46%	12.55%	10.23%	9/12/94	1.12%	1.13%
Institutional Class (MICSX)	-10.54%	n.a.	n.a.	-7.13%	10/29/10	0.99%	0.93%
Matthews Asia Dividend Fund
Investor Class (MAPIX)	-10.02%	7.35%	n.a.	8.69%	10/31/06	1.10%	1.14%
After Fee Waiver, Reimbursement and Recoupment						n.a.	1.15%[5]
Institutional Class (MIPIX)	-9.93%	n.a.	n.a.	-6.23%	10/29/10	1.00%	1.02%
Matthews China Dividend Fund
Investor Class (MCDFX)	-14.44%	n.a.	n.a.	3.17%	11/30/09	1.52%	1.95%
After Fee Waiver, Reimbursement and Recoupment						1.50%[6]	1.50%[6]
Institutional Class (MICDX)	-14.22%	n.a.	n.a.	-9.34%	10/29/10	1.31%	1.24%
Matthews Asia Growth Fund
Investor Class (MPACX)	-12.70%	2.34%	n.a.	8.71%	10/31/03	1.19%	1.19%
Institutional Class (MIAPX)	-12.58%	n.a.	n.a.	-8.74%	10/29/10	1.03%	0.99%
Matthews Pacific Tiger Fund
Investor Class (MAPTX)	-11.41%	6.47%	14.70%	8.54%	9/12/94	1.11%	1.09%
Institutional Class (MIPTX)	-11.28%	n.a.	n.a.	-9.19%	10/29/10	0.95%	0.95%
Matthews China Fund
Investor Class (MCHFX)	-18.93%	7.77%	15.04%	10.96%	2/19/98	1.13%	1.15%
Institutional Class (MICFX)	-18.80%	n.a.	n.a.	-17.43%	10/29/10	0.96%	0.97%
Matthews India Fund
Investor Class (MINDX)	-36.48%	0.54%	n.a.	7.77%	10/31/05	1.18%	1.18%
Institutional Class (MIDNX)	-36.35%	n.a.	n.a.	-33.14%	10/29/10	0.99%	0.99%
Matthews Japan Fund
Investor Class (MJFOX)	-7.72%	-4.98%	3.44%	3.40%	12/31/98	1.22%	1.30%
Institutional Class (MIJFX)	-7.72%	n.a.	n.a.	2.24%	10/29/10	1.07%	1.08%
Matthews Korea Fund
Investor Class (MAKOX)	-6.45%	0.89%	12.81%	5.04%	1/3/95	1.18%	1.21%
Institutional Class (MIKOX)	-6.05%	n.a.	n.a.	1.66%	10/29/10	1.07%	0.91%
Matthews Asia Small Companies Fund
Investor Class (MSMLX)	-20.03%	n.a.	n.a.	18.27%	9/15/08	1.52%	1.59%
After Fee Waiver, Reimbursement and Recoupment						n.a.	1.63%[7]
Matthews China Small Companies Fund
Investor Class (MCSMX)	n.a.	n.a.	n.a.	-29.51%[8]	5/31/11	5.32%[3]	n.a.
After Fee Waiver, Reimbursement and Recoupment						2.00%[9]	n.a.
Matthews Asia Science and Technology Fund
Investor Class (MATFX)	-17.26%	0.70%	7.72%	-1.19%	12/27/99	1.21%	1.26%

1  Gross annual operating expenses for Institutional Class Shares are annualized.

2  Actual return for fiscal period beginning 11/30/11 through 12/31/11, not annualized.

3  Gross annual operating expenses for 2011 are annualized.

4  Matthews has contractually agreed to waive fees and reimburse expenses until August 31, 2014 to the extent needed to limit Total Annual Fund Operating Expenses to 1.25% for the Institutional Class and agreed to reduce the expense ratio by an equal amount for the Investor Class. Because certain expenses of the Investor Class are higher than the Institutional Class, the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class will exceed 1.25%. The amounts of the waivers and reimbursements are based on estimated Fund expenses. The fee waiver and expense reimbursement may be terminated at any time by the Fund on 60 days' written notice.

5  The Advisor has contractually agreed to waive the Fund's fees and reimburse expenses until at least August 31, 2012 to the extent needed to limit total annual operating expenses to 1.50%.

6  The Advisor has contractually agreed to waive the Fund's fees and reimburse expenses until at least August 31, 2013 to the extent needed to limit total annual operating expenses to 1.50%.

7  The Advisor has contractually agreed to waive the Fund's fees and reimburse expenses until at least August 31, 2012 to the extent needed to limit total annual operating expenses to 2.00%.

8  Actual return for fiscal period beginning 5/31/11 through 12/31/11, not annualized.

9  The Advisor has contractually agreed to waive the Fund's fees and reimburse expenses until at least August 31, 2014 to the extent needed to limit total annual operating expenses to 2.00%.

Past Performance: All performance quoted in this report is past performance and is no guarantee of future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. If certain of the Funds' fees and expenses had not been waived, returns would have been lower. For the Funds' most recent month-end performance, please call 800.789.ASIA (2742) or visit matthewsasia.com.

Investment Risk: Mutual fund shares are not deposits or obligations of, or guaranteed by, any depositary institution. Shares are not insured by the FDIC, Federal Reserve Board or any government agency and are subject to investment risks, including possible loss of principal amount invested. Investing in international and emerging markets may involve additional risks, such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. Fixed income investments are subject to additional risks, including, but not limited to, interest rate, credit and inflation risks. In addition, single-country and sector funds may be subject to a higher degree of market risk than diversified funds because of concentration in a specific industry, sector or geographic location. Investing in small and mid-size companies is more risky than investing in large companies as they may be more volatile and less liquid than larger companies. Please see the Funds' prospectus and Statement of Additional Information for more risk disclosure.

Contents

Message to Shareholders	2

Manager Commentaries, Fund Characteristics and Schedules of Investments:

ASIA FIXED INCOME STRATEGY

Matthews Asia Strategic Income Fund	4

ASIA GROWTH AND INCOME STRATEGIES

Matthews Asian Growth and Income Fund	9

Matthews Asia Dividend Fund	14

Matthews China Dividend Fund	19

ASIA GROWTH STRATEGIES

Matthews Asia Growth Fund	24

Matthews Pacific Tiger Fund	29

Matthews China Fund	34

Matthews India Fund	39

Matthews Japan Fund	44

Matthews Korea Fund	49

ASIA SMALL COMPANY STRATEGIES

Matthews Asia Small Companies Fund	54

Matthews China Small Companies Fund	59

ASIA SPECIALTY STRATEGY

Matthews Asia Science and Technology Fund	64

Disclosures	68

Index Definitions	69

Disclosure of Fund Expenses	70

Statements of Assets and Liabilities	72

Statements of Operations	75

Statements of Changes in Net Assets	78

Financial Highlights	85

Notes to Financial Statements	98

Report of Independent Registered Public Accounting Firm	114

Tax Information	115

Approval of Investment Advisory Agreements	117

Trustees and Officers of the Funds	123

Cover photo: Open umbrella under tree, Kyoto, Japan

This report has been prepared for Matthews Asia Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Matthews Asia Funds prospectus, which contains more complete information about the Funds' investment objectives, risks and expenses. Additional copies of the prospectus may be obtained at matthewsasia.com. Please read the prospectus carefully before you invest or send money.

The views and opinions in this report were current as of December 31, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Fund's future investment intent. Current and future portfolio holdings are subject to risk.

Statements of fact are from sources considered reliable, but neither the Funds nor the Investment Advisor makes any representation or guarantee as to their completeness or accuracy.

Matthews Asia Funds are distributed in the United States by BNY Mellon Distributors Inc., 760 Moore Road, King of Prussia, PA 19406

Matthews Asia Funds are distributed in Latin America by HMC Partners

"It is undeniable that markets as a whole appear cheap relative to their history and to the U.S."

Message to Shareholders
from the Investment Advisor

Dear Fellow Shareholders,

2011 was a difficult year for Asia's markets. It began, if not with euphoria then, at least on a high note as investment inflows into the region were strong, and stocks in cyclical and commodity-related segments had been riding high at the end of 2010. Markets had appeared to be putting behind them the shock of the financial crisis and were once again looking forward more confidently to years of uninterrupted growth. Valuations reflected this and, though they were not as egregiously expensive as they were in 2007, they certainly afforded much less room for markets to shrug off any shocks.

The shocks were aplenty. Some of the largest shocks resulted perhaps from the complacency of U.S. and European policymakers that saw both fiscal and monetary policy withdrawn. Authorities seemed to feel they had done enough to support growth and were wary of creating inflation. But gradually, inflation expectations and bond yields began to decline as investors fretted over growth prospects. The approximately 30% return on U.S. Treasuries from already low yields at the start of the year made a mockery not only of these policy actions but also of those who worried that the economic recovery of 2009 to 2010 was about to ignite inflation. Faltering growth began to create pressure on European bond yields as investors doubted the ability of previously "safer" governments (like Spain or Italy) to pay off their debt. In Asia, inflationary pressure was much more of a reality. The region—not for the first time in the recent past—found its rates of growth in domestic demand at odds with what was happening in the West, and started to tighten monetary policy by raising interest rates and reserve requirements, and implementing administrative and price controls on certain industries and markets. The steady drumbeat of commentary questioning the health of China's financial system and property markets only intensified as monetary conditions put stress on funding property developers.

Tighter lending conditions across the region make life difficult for Asia's smaller companies. State-controlled businesses in China, India's public sector or Korea's industrial giants, for example, all tend to soak up more than their fair share of capital, leaving small-scale entrepreneurs to rely on internally generated cash flow or less formal financial markets. Even worse for small companies was a string of corporate governance issues, centered among U.S. and Canadian-listed Chinese small-capitalization stocks that shook confidence further. Many of these firms had listed via reverse mergers or takeovers: that is they bought into listed shell companies in order to avoid more strenuous public listing requirements set by exchanges. Nevertheless, in the environment of nervousness, and given the stresses on business performance caused by rising costs and limited access to funds, investors were understandably inclined to sell first and ask questions later.

Throughout all this turmoil, however, few investors seemed to question the long-term potential of the Asian region. Nor do we believe most investors would disagree that Asia's growth is likely to outpace that of the West over the next decade. This did not, however, prevent some capital from leaving the region and being sucked into the U.S. For however fragile the U.S. may seem, it enjoys a safe haven status. By the end of 2011, stocks with stable earnings that were able to profit from Asia's long-term growth held up very well compared to the rest of the market. Materials, exporters and domestic industrials all did

2 MATTHEWS ASIA FUNDS

poorly. Small companies were hit hard and companies with more distressed financial profiles or less-seasoned management teams were also aggressively sold down.

Throughout the year, this caused volatility in fund performance, particularly relative to benchmarks. The Funds generally outperformed during periods when the market fell and often underperformed during rallies as the cyclical sectors bounced back. For the year as a whole, most Funds held up versus their respective benchmarks, driven by three main factors: their focus on buying businesses with more stable revenue or cash flow growth; a focus on domestic demand as the driving force for that growth over long periods; and in the case of some Funds, an emphasis on dividend-paying equities. Indeed, these factors have held the Funds in good stead for much of the past three or four years.

As the dust settled on the markets at the end of the year, what was immediately apparent was that a wide dispersion in valuations had grown between different sectors and styles. This poses some challenges for stock selection and portfolio management. It is undeniable that markets as a whole appear cheap relative to their history and to the U.S. However, many of the sectors we have favored over the last few years, and the kinds of growth that we prefer to focus on, are now noticeably more expensive than much of the rest of the market.

We do not attempt to trade in and out of the market cycles because rather than correctly "playing" sector rotations, we would likely get whipsawed by the markets, buying near the top and selling near the bottom. Nevertheless, we are cognizant of valuation differentials, and are deploying more research efforts in these areas to uncover what we consider to be long-term value—that is, businesses we would be happy to hold for the long run.

Other areas of investigation present themselves to us in the form of smaller companies, particularly in China, which bore the brunt of a credit squeeze and corporate governance scandals during the year. India, too, offers opportunities. For most of the past few years, it has been among the region's more expensive markets but has become, after a nearly 40% decline, one of the more attractively priced markets. Again, the challenge will be to stick to our knitting, and make use of opportunities that make long-term sense for the Funds.

Finally, we recently re-opened two strategies: the Matthews Asian Growth and Income and the Matthews Asia Small Companies Funds. We believe the Funds now have the capacity to accept new assets while maintaining the integrity of their investment process. We also feel confident that the portfolios can be managed efficiently, even if the pace of flows should increase.

It is always a privilege to act as your investment advisor. I wish you all a prosperous 2012.

Robert Horrocks, PhD
Chief Investment Officer
Matthews International Capital Management, LLC

matthewsasia.com | 800.789.ASIA 3

ASIA FIXED INCOME STRATEGY

PORTFOLIO MANAGERS

Teresa Kong, CFA

Lead Manager

Gerald M. Hwang, CFA

Co-Manager

Robert J. Horrocks, PhD

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MAINX	MINCX
CUSIP	577125503	577125602
Inception	11/30/11	11/30/11
NAV	$9.93	$9.93
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	3.20%	3.20%
After fee waiver, Reimbursement and Recoupment	1.00%	1.00%

Portfolio Statistics

Total # of Positions	31
Net Assets	$13.0 million
Modified Duration	5.3 years[2]
Portfolio Turnover	3.66%[3]

Benchmarks

HSBC Asian Local Bond Index

J.P. Morgan Asia Credit Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Total return over the long term with an emphasis on income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total assets, which include borrowings for investment purposes, in income-producing securities including, but not limited to, debt and debt-related instruments issued by governments, quasi-governmental entities, supra-national institutions, and companies in Asia. Investments may be denomiated in any currency, and may represent any part of a company's capital structure from debt to equity or with features of both.

1  Gross annual operating expenses for the Fund for 2011 are annualized. The Advisor has contractually agreed to waive certain fees and reimburse certain expenses for Matthews Asia Strategic Income Fund. Please see page 108 for additional information. Matthews Asia Funds does not charge 12b-1 fees.

2  Modified duration measures the change in the value of a security in response to a change in interest rates. In a multi-currency denominated portfolio with sensitivities to different interest rate regimes, modified duration will not accurately reflect the change in value of the overall portfolio from a change in any one interest rate regime.

3  Not annualized. The Fund commenced operations on November 30, 2011. The lesser of fiscal year 2011 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Asia Strategic Income Fund

Portfolio Manager Commentary

Matthews aims to launch new strategies when we identify compelling investment opportunities in Asia, and as such, our first dedicated fixed income investment strategy, the Matthews Asia Strategic Income Fund, was launched on November 30, 2011. Today, the enhanced breadth and depth of Asia's bond markets, coupled with their strong fundamentals, make Asia bonds a bona fide asset class.

For the month ending December 31, 2011, the Fund returned –0.52% (Investor and Institutional Class), underperforming its primary and secondary benchmarks, the HSBC Asian Local Bond Index and the J.P. Morgan Asia Credit Index, which gained 0.76% and 0.89%, respectively. As we built the portfolio in the early part of December, the markets were rising in the aftermath of the coordinated action by central banks to inject liquidity into financial markets globally. The Fund's underperformance against its benchmarks for the one-month period was primarily the result of having large cash levels during our initial construction of the portfolio.

Asia has two distinct bond markets—local currency-denominated and U.S. dollar-denominated bonds. The local currency-denominated bond market is about US$1.24 trillion (larger than the entire U.S. high yield bond market) and offers currency diversification. It also offers local interest rate exposure across markets with varied credit quality. The U.S. dollar bond market in Asia is about US$295 billion, and typically offers attractive yields over its U.S. counterpart. These two markets provide compelling investment opportunities across credit, currencies and interest rates.

The Fund seeks total return over the long term, with an emphasis on income. More specifically, the Fund seeks total return through credit, currencies and interest rates via a fundamental, bottom-up investment process. It invests primarily in bonds and other debt securities of Asian corporate and sovereign issuers in both local and hard currencies. The Fund may also selectively hold some income-generating securities across currencies and the capital structure, including convertibles and equities. We aim to add value through individual security selection based on that security's credit, currency of denomination and underlying interest rate.

Investors should understand our view of how the three dimensions of return and risk—credit, currency, and rates—may unfold over the medium term. Macroeconomic uncertainties continue to drive volatility in Asia bonds, especially in the region's currencies. In the medium term, we believe currencies will contribute less to returns than they have in the previous three years primarily due to three factors. First, inflation is stabilizing in most Asian countries, and as such, the need to have a strong currency to combat inflation is less important. Second, as inflation risks have given way to recessionary risks, central banks are likely to ease monetary policy, leading to lower interest rates, which tend to dampen currency appreciation. Third, as growth slows in the European Union (China's single-largest export partner), we expect demand for Asian exports to fall as well. We believe these factors will increase pressure to keep the currencies of Asian countries relatively undervalued in order to promote exports. Given these factors, the Fund will seek to overweight currencies that are relatively less volatile and underweight currencies with higher volatility and exposure to global growth.

(continued)

4 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2011

Actual Return, Not Annualized
Since Inception 11/30/11
Investor Class (MAINX)	-0.52%
Institutional Class (MINCX)	-0.52%
HSBC Asian Local Bond Index[4]	0.76%
J.P. Morgan Asia Credit Index[4]	0.89%
Lipper Emerging Market Debt Category Average[5]	0.02%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

4  It is not possible to invest directly in an index. Source: Index data from HSBC and J.P. Morgan; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 69 for index definition.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

30-DAY YIELD:

2.83% (Investor Class) 2.74% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 12/31/11, expressed as an annual percentage rate based on the Fund's share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc

YIELD TO WORST:

4.23%

Yield to worst is the lowest yield that can be received on a bond assuming that the issuer does not default. It is calculated by utilizing the worst case assumptions for a bond with respect to certain income-reducing factors, including prepayment, call or sinking fund provisions. It does not represent the yield that an investor should expect to receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems

TOP TEN POSITIONS6

	Sector	Currency	% of Net Assets
Indonesia Government, 8.250%, 07/15/2021	Government Bonds	IDR	8.8%
Malaysian Government, 4.160%, 07/15/2021	Government Bonds	MYR	7.6%
Korea Treasury Bond, 3.500%, 09/10/2016	Government Bonds	KRW	6.7%
Indonesia Government, 8.375%, 09/15/2026	Government Bonds	IDR	4.6%
Republic of Philippines, 6.375%, 01/15/2032	Government Bonds	USD	4.5%
Kia Motors Corp., 3.625%, 06/14/2016	Consumer Discretionary	USD	3.8%
Korea Treasury Bond, 5.750%, 09/10/2018	Government Bonds	KRW	3.7%
Thailand Government Bond, 4.250%, 03/13/2013	Government Bonds	THB	3.7%
Republic of Philippines, 4.950%, 01/15/2021	Government Bonds	PHP	3.2%
Standard Chartered Bank Hong Kong, Ltd., 4.150%, 10/27/2021	Financials	SGD	3.0%
% OF ASSETS IN TOP TEN			49.6%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

CURRENCY ALLOCATION (%)7,8

U.S. Dollar (USD)	32.2
Indonesian Rupiah (IDR)	13.4
Korean Won (KRW)	10.4
Malaysian Ringgit (MYR)	7.6
Chinese Renminbi (CNY)	7.1
Philippine Peso (PHP)	5.9
Singapore Dollar (SGD)	5.8
Hong Kong Dollar (HKD)	4.4
Thai Bhat (THB)	3.7
New Taiwan Dollar (TWD)	1.3
Cash and Other Assets, Less Liabilities	8.3

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

8  Cash and other assets may include forward currency exchange contracts and certain derivative instruments that have been marked-to-market.

COUNTRY ALLOCATION (%)8

(By issuer's country of risk)

Indonesia	19.4
South Korea	16.6
China/Hong Kong	16.3
Philippines	10.4
Malaysia	10.4
Singapore	7.4
Thailand	5.7
Sri Lanka	2.8
United Kingdom	1.4
Taiwan	1.3
Cash And Other Assets, Less Liabilities	8.3

matthewsasia.com | 800.789.ASIA 5

SECTOR ALLOCATION (%)9

Government Bonds	50.5
Financials	14.2
Consumer Discretionary	7.3
Energy	5.8
Telecommunication Services	5.7
Utilities	5.6
Information Technology	2.6
Cash And Other Assets, Less Liabilities	8.3

ASSET TYPE BREAKDOWN (%)9,10

Government Bonds	50.5%
Corporate Bonds	32.8%
Common Equities and ADRs	8.4%
Cash and Other Assets, Less Liabilities[7]	8.3%

9  Cash and other assets may include forward currency exchange contracts and certain derivative instruments that have been marked-to-market.

10  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Asia Strategic Income Fund

Portfolio Manager Commentary (continued)

From an interest rate perspective, we believe falling interest rates will be a larger contributor to relative returns than last year as inflation risks give way to recessionary risks in most Asian economies. For our U.S. dollar-denominated bonds which have exposure to U.S. interest rates, we expect U.S. interest rates to be stable due to the Federal Reserve's commitment to keep interest rates low as long as U.S. growth remains tepid.

Finally, we will focus on credit selection as we believe the market will continue to reward top-tier credits and punish poor ones, driving increased dispersion. In other words, we believe credit spread differentials should likely continue to widen between the best and worst companies—instead of narrowing. In this environment, the Matthews Asia Strategic Income Fund will seek to overweight credits of higher quality issuers relative to lower quality issuers as they will likely experience relatively less spread widening risk. The Fund will also seek to limit exposure to issuers with near-term financing needs as overall tight liquidity conditions might shut some issuers completely out of the market.

The Matthews Asia Strategic Income Fund is intended as a lower volatility product than our other Funds, and seeks to offer investors the potential for attractive yield; a mix of local currency and hard currency exposure. Because of the low correlation between Asian fixed income and developed Western fixed income markets, the Fund's approach should address the potential diminishing purchasing power of the U.S. dollar, augmenting diversification benefits. We look forward to adding value to the Fund and its shareholders.

Fixed income investments are subject to additional risks, including, but not limited to, interest rate, credit and inflation risks. Investing in emerging markets involves different and greater risks, as these countries are substantially smaller, less liquid and more volatile than securities markets in more developed markets.

6 MATTHEWS ASIA FUNDS

Matthews Asia Strategic Income Fund  December 31, 2011

Schedule of Investments

FOREIGN GOVERNMENT OBLIGATIONS: 50.5%

	Face Amount*		Value
INDONESIA: 15.6%
Indonesia Government Bond 8.250%, 07/15/21	IDR	9,000,000,000	$1,142,154
Indonesia Government Bond 8.375%, 09/15/26	IDR	4,700,000,000	600,571
Republic of Indonesia 5.875%, 03/13/20		250,000	283,125
Total Indonesia			2,025,850
SOUTH KOREA: 10.4%
Korea Treasury Bond 3.500%, 09/10/16	KRW	1,000,000,000	869,822
Korea Treasury Bond 5.750%, 09/10/18	KRW	500,000,000	487,285
Total South Korea			1,357,107
PHILIPPINES: 10.4%
Republic of Philippines 6.375%, 01/15/32		500,000	591,875
Republic of Philippines 4.950%, 01/15/21	PHP	18,000,000	416,600
Republic of Philippines 6.250%, 01/14/36	PHP	15,000,000	347,167
Total Philippines			1,355,642
MALAYSIA: 7.6%
Malaysian Government Bond 4.160%, 07/15/21	MYR	3,000,000	982,752
Total Malaysia			982,752
THAILAND: 3.7%
Thailand Government Bond 4.250%, 03/13/13	THB	15,000,000	481,596
Total Thailand			481,596
SRI LANKA: 2.8%
Republic of Sri Lanka 7.400%, 01/22/15		350,000	366,188
Total Sri Lanka			366,188
TOTAL FOREIGN GOVERNMENT OBLIGATIONS:			6,569,135
(Cost $6,617,925)

CORPORATE BONDS: 32.8%

	Face Amount*		Value
CHINA/HONG KONG: 13.3%
Standard Chartered Bank Hong Kong, Ltd. 4.150% [b], 10/27/21	SGD	500,000	$393,121
Tencent Holdings, Ltd. 4.625%, 12/12/16 [a]		350,000	341,567
Fita International, Ltd. 7.000%, 02/10/20		300,000	298,986
Beijing Enterprises Water Group, Ltd. 3.750%, 06/30/14	CNY	1,500,000	236,527
Galaxy Entertainment Group, Ltd. 4.625%, 12/16/13	CNY	1,500,000	231,207
Melco Crown Entertainment, Ltd. 3.750%, 05/09/13	CNY	1,500,000	229,089
Total China/Hong Kong			1,730,497
SOUTH KOREA: 6.2%
Kia Motors Corp. 3.625%, 06/14/16		500,000	495,678
Korea Hydro & Nuclear Power Co., Ltd. 4.750%, 07/13/21		300,000	304,059
Total South Korea			799,737
SINGAPORE: 4.7%
Oversea-Chinese Banking Corp., Ltd. 3.750%[b], 11/15/22		400,000	382,699
Global Logistic Properties, Ltd. 3.375%, 05/11/16	CNY	1,500,000	231,363
Total Singapore			614,062
INDONESIA: 3.8%
PT Adaro Indonesia 7.625%, 10/22/19[a]		250,000	271,575
Berau Capital Resources Pte., Ltd. 12.500%, 07/08/15		200,000	222,000
Total Indonesia			493,575
MALAYSIA: 2.8%
Axiata SPV1 Labuan, Ltd. 5.375%, 04/28/20		350,000	369,008
Total Malaysia			369,008
THAILAND: 2.0%
PTTEP Canada International Finance, Ltd. 5.692%, 04/05/21[a]		250,000	261,475
Total Thailand			261,475
TOTAL CORPORATE BONDS			4,268,354
(Cost $4,268,150)

matthewsasia.com | 800.789.ASIA 7

Matthews Asia Strategic Income Fund  December 31, 2011

Schedule of Investments (continued)

COMMON EQUITIES: 8.4%

	Shares	Value
CHINA/HONG KONG: 3.0%
The Link REIT	55,000	$202,534
Power Assets Holdings, Ltd.	25,000	184,927
Total China/Hong Kong		387,461
SINGAPORE: 2.7%
StarHub, Ltd.	90,000	201,920
Ascendas REIT	110,000	155,198
Total Singapore		357,118
UNITED KINGDOM: 1.4%
HSBC Holdings PLC	24,000	182,319
Total United Kingdom		182,319
TAIWAN: 1.3%
Chunghwa Telecom Co., Ltd.	50,000	165,131
Total Taiwan		165,131
TOTAL COMMON EQUITIES		1,092,029
(Cost $1,107,674)
TOTAL INVESTMENTS: 91.7%		11,929,518
(Cost $11,993,749c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 8.3%		1,081,891
NET ASSETS: 100.0%		$13,011,409

a  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund's Board of Directors.

b  Variable rate security. The rate represents the rate in effect at December 31, 2011.

c  Cost for federal income tax purposes is $12,004,180 and net unrealized depreciation consists of:

Gross unrealized appreciation	$37,743
Gross unrealized depreciation	(112,405)
Net unrealized depreciation	($74,662)

*  All values are in USD unless otherwise noted.

CNY  Chinese Renminbi (Yuan)

IDR  Indonesian Rupiah

KRW  Korean Won

MYR  Malaysian Ringgit

PHP  Philippine Peso

REIT  Real Estate Investment Trust

SGD  Singapore Dollar

THB  Thai Baht

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
LONG
SGD	1,000,000	USD	778,950	Brown Brothers Harriman	03/08/12	$(8,012)
INR	15,000,000	USD	286,971	Brown Brothers Harriman	03/07/12	(10,303)
						$(18,315)
SHORT
USD	278,035	INR	15,000,000	Brown Brothers Harriman	03/07/12	$1,367

See accompanying notes to financial statements.

8 MATTHEWS ASIA FUNDS

ASIA GROWTH AND INCOME STRATEGIES

PORTFOLIO MANAGERS

Robert J. Horrocks, PhD

Lead Manager

Jesper O. Madsen, CFA

Lead Manager

Kenneth Lowe, CFA

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MACSX	MICSX
CUSIP	577130206	577130842
Inception	9/12/94	10/29/10
NAV	$15.07	$15.06
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.12%	0.99%

Portfolio Statistics

Total # of Positions	71
Net Assets	$2.9 billion
Weighted Average Market Cap	$22.0 billion
Portfolio Turnover	16.54%[2]

Benchmark

MSCI AC Asia ex Japan Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation. The Fund also seeks to provide some current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in dividend-paying equity securities and the convertible securities, of any duration or quality, of companies located in Asia.

1  Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2011 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Asian Growth and Income Fund

Portfolio Manager Commentary

For the year ending December 31, 2011, the Matthews Asian Growth and Income Fund declined –10.62% (Investor Class) and –10.54% (Institutional Class), while its benchmark, the MSCI All Country Asia ex Japan Index declined –17.07%. For the fourth quarter of the year, the Fund returned 1.17% (Investor and Institutional Class) versus 3.30% for the Index.

The key element determining portfolio performance is the kinds of businesses we buy and the dividend yields we target. This strategy imparts country and sector biases. During the year, our sector allocation helped the Fund's relative performance. Stock selection in particular added even more value—achieving the Fund's goal of offering downside protection in difficult markets. The portfolio tries to tread a middle path through volatile markets by selecting firms with a high proportion of tangible assets, from which we can extract near-term income. Such protection lessens some of the risks (and opportunities) in the higher-priced stocks of fast-growing, non-dividend-paying businesses.

In the fourth quarter, short-term movements in sentiment rather than any significant change in underlying medium-term fundamentals caused many cyclical sectors to rally, and this proved a difficult environment for the Fund. This was the case with Chinese banks, which the Fund does not own. We have previously highlighted Chinese banks as a key area of relative risk. These were a major detractor from relative performance for the quarter.

Over the past two years, the health of the Chinese banking sector and property markets has been the subject of much public discussion, including in our own commentaries on the subject. This portfolio, in particular, takes a conservative stance toward Chinese banks because we are skeptical about their ability to maintain current levels of dividend payments in the short run, given issues of asset quality, property market exposure, weakening deposit growth and the need to raise capital. We are positioned more bearishly than the market, and our view can be undermined by short-term rallies if the market decides it has taken too negative a stance on these companies.

In the fourth quarter, China's major banks rallied by an average of 19%. Areas such as Chinese real estate development and insurance in which the portfolio has some holdings (and which might have been expected to move in tandem with the banks) did not perform nearly as well. This divergence between performance among banks, insurance and property firms may be partly because investor concerns had focused mainly on the banks. The divergence may also be because increased liquidity, while marginally positive for the banks, may not help property markets where administrative controls have been kept tight.

Other cyclical businesses rallied during the quarter, including such holdings as Macquarie Group, an Australian investment bank; Singapore's Keppel, the world's largest manufacturer of offshore oil rigs; and Taiwan Semiconductor Manufacturing, the world's leading semiconductor outsourcing business. However, rebounds in cyclical sectors tend to be negative for the Fund's relative performance as we are generally underweight in this area. The cyclical stocks that are held in the portfolio tend to have a greater focus on quality. Higher quality industrials (while they outperformed the market on average) rebounded less than other industrials whose cheaper valuations reflected greater risk in the sustainability of their business models or cash flow. Over the year, the Fund's stock selection in industrials helped, including Singaporean defense contractor, Singapore Technologies Engineering, and some

(continued)

matthewsasia.com | 800.789.ASIA 9

PERFORMANCE AS OF DECEMBER 31, 2011

			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Investor Class (MACSX)	1.17%	-10.62%	14.64%	4.46%	12.55%	10.23%	9/12/94
Institutional Class (MICSX)	1.17%	-10.54%	n.a.	n.a.	n.a.	-7.13%	10/29/10
MSCI AC Asia ex Japan Index[3]	3.30%	-17.07%	19.72%	2.87%	11.65%	3.17%[4]
Lipper Pacific Region Funds Category Average[5]	2.07%	-16.90%	10.29%	-2.34%	7.47%	2.88%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance, visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY

	2011			2010
	June	December	Total	June	December	Total
Investor Class (MACSX)	$0.27	$0.21	$0.48	$0.19	$0.28	$0.47
Institutional Class (MICSX)	$0.28	$0.22	$0.50	—	$0.29	$0.29

Note: This table does not include capital gains distributions. Institutional Class Shares were first offered on October 29, 2010. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

2.78% (Investor Class) 2.89% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 12/31/11, expressed as an annual percentage rate based on the Fund's share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 3.66%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividend paid per share during the last 12 months divided by the current price. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems, Bloomberg, MICM

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 69 for index definition.

4  Calculated from 8/31/94.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Country	% of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	3.8%
Singapore Technologies Engineering, Ltd.	Singapore	3.8%
Telstra Corp., Ltd.	Australia	3.7%
CLP Holdings, Ltd.	China/Hong Kong	3.5%
China Petroleum & Chemical Corp. (Sinopec), Cnv., 0.000%, 04/24/2014	China/Hong Kong	3.5%
Hisamitsu Pharmaceutical Co., Inc.	Japan	3.1%
PTT Public Co., Ltd.	Thailand	3.1%
HSBC Holdings PLC	United Kingdom	2.7%
Ascendas REIT	Singapore	2.6%
AMMB Holdings BHD	Malaysia	2.6%
% OF ASSETS IN TOP TEN		32.4%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

10 MATTHEWS ASIA FUNDS

Matthews Asian Growth and Income Fund

Portfolio Manager Commentary (continued)

convertible bonds in Malaysia and India. We have increasingly found value in the higher quality industrials—ones offering good dividend yields that also have good returns on capital, solid market positions and more recurrent business.

For the year, our large allocation to telecommunication services was a major contributor to performance, primarily due to holdings in Australia and the Philippines. These are natural holdings for the strategy, given the monopolistic, cash-generative nature of the business and generous dividend yields. Like the portfolio's underweight in industrials, its overweight in telecom was a consequence of security selection. The fourth quarter saw strong performances from telecom companies, particularly in the Philippines, Malaysia and Australia.

The two biggest detractors to performance this year were due to our underweighting in both South Korea and Indonesia. Again, this was driven by strategy—many Korean companies pay small dividends and Indonesia is a relatively expensive market. Both markets performed well relative to the rest of the region. These were two markets in which stock selection also suffered: in Korea, SK Telecom announced a poorly received bid for a large stake in Korea's number two semiconductor manufacturer. Subsequently, the Fund exited its positions in SK Telecom. In Indonesia, regulatory issues concerning gas distribution impacted the stock Perusahaan Gas Negara. Those regulatory issues remain a concern across the region in industries such as telecommunications and utilities, particularly during an election year. In Indonesia, slowing revenue growth in the major telecommunications company also caused investors to sell down its stock.

Perhaps the biggest disappointment for the year was the performance of our software holdings. This was particularly so with companies trying to sell software and resource planning services to China's state-owned enterprises. These positions have now been exited. We remain interested in the industry but are still searching for the right businesses to own in this segment.

Positive contributions to performance this year came from underweight allocation to India and stock selection in Taiwan. In the case of India, there are relatively few companies of good quality that have acceptable dividend yields; much of the portfolio's exposure to India has been gained through convertible bonds and some straight debt. Though underperformers in a regional sense, these positions tended to outperform a very weak Indian market. As Taiwan's market is dominated by the cyclical information technology hardware industry, the Fund concentrates its holdings in more stable monopolistic IT businesses, telecommunications, and packaging.

Looking forward, the Fund will continue to tread the middle path. We will continue to look at higher quality industrials as well as the convertible bond universe, which—despite lackluster issuance—has at least started to show better valuations. Such bonds offered little in the way of downside protection last year, and the Fund's allocation to them decreased. We are now looking more closely at this asset class. Toward the end of the year, Kenneth Lowe, CFA, was named Co-Manager of the Matthews Asian Growth and Income Fund. Kenneth joined Matthews as a research analyst in 2010. He has deep knowledge of both the region and the strategy, and has been a key resource for new ideas. In addition, we also recently welcomed Siddharth Bhargava as an analyst to the team who has both equity and debt experience.

The Fund reopened to most new investors on January 4, 2012, as we believe the Fund now has the capacity to accept new assets while maintaining the integrity of its investment process. We feel confident that the portfolio can be managed efficiently, even if the pace of flows should increase.

COUNTRY ALLOCATION (%)7

China/Hong Kong	21.6
Singapore	18.1
Japan	8.3
South Korea	8.0
Thailand	7.1
Australia	7.1
Taiwan	6.2
Malaysia	6.2
India	5.4
Indonesia	3.0
United Kingdom	2.7
Philippines	1.9
Vietnam	1.7
Cash and Other Assets, Less Liabilities	2.7

SECTOR ALLOCATION (%)

Financials	25.0
Telecommunication Services	17.1
Industrials	12.9
Consumer Discretionary	8.8
Utilities	8.4
Information Technology	7.0
Energy	6.5
Consumer Staples	5.8
Health Care	5.2
Materials	0.6
Cash and Other Assets, Less Liabilities	2.7

MARKET CAP EXPOSURE (%)8

Large Cap (over $5B)	59.6
Mid Cap ($1B–$5B)	29.6
Small Cap (under $1B)	8.1
Cash and Other Assets, Less Liabilities	2.7

ASSET TYPE BREAKDOWN (%)9

Common Equities and ADRs	77.5
Convertible Bonds	14.9
Preferred Equities	3.3
Corporate Bonds	1.4
Warrants/Rights	0.2
Cash and Other Assets, Less Liabilities	2.7

7  Australia, United Kingdom and Japan are not included in the MSCI All Country Asia ex Japan Index.

8  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

9  Bonds are not included in the MSCI All Country Asia ex Japan Index.

matthewsasia.com | 800.789.ASIA 11

Matthews Asian Growth and Income Fund  December 31, 2011

Schedule of Investmentsa

COMMON EQUITIES: 77.6%

	Shares	Value
CHINA/HONG KONG: 16.3%
CLP Holdings, Ltd.	11,771,700	$100,110,832
China Pacific Insurance Group Co., Ltd. H Shares	20,355,800	57,922,795
Hang Lung Properties, Ltd.	19,139,920	54,462,987
Television Broadcasts, Ltd.	8,897,000	53,955,231
China Mobile, Ltd. ADR	905,500	43,907,695
Shandong Weigao Group Medical Polymer Co., Ltd. H Shares	43,012,000	38,711,132
Vitasoy International Holdings, Ltd.†	51,771,000	38,128,669
VTech Holdings, Ltd.	3,405,300	34,111,753
Citic Telecom International Holdings, Ltd.†	132,231,000	27,240,955
Cafe' de Coral Holdings, Ltd.	6,726,000	15,415,085
I-CABLE Communications, Ltd.[b]	90,215,000	4,646,306
Total China/Hong Kong		468,613,440
SINGAPORE: 14.1%
Singapore Technologies Engineering, Ltd.	52,104,125	108,060,673
Ascendas REIT	53,925,000	76,082,456
Keppel Corp., Ltd.	8,415,900	60,342,986
United Overseas Bank, Ltd.	3,861,000	45,455,048
Cerebos Pacific, Ltd.	7,740,000	29,598,242
Singapore Post, Ltd.	38,209,000	27,543,591
ARA Asset Management, Ltd.	28,381,100	26,804,555
SIA Engineering Co., Ltd.	6,200,000	16,395,667
Hong Leong Finance, Ltd.	8,172,000	13,230,947
Total Singapore		403,514,165
JAPAN: 8.3%
Hisamitsu Pharmaceutical Co., Inc.	2,083,600	88,249,136
Japan Real Estate Investment Corp., REIT	7,889	61,496,687
Hamamatsu Photonics, K.K.	1,464,700	51,246,422
NTT DoCoMo, Inc.	20,750	38,146,356
Total Japan		239,138,601
THAILAND: 7.1%
PTT Public Co., Ltd.	8,719,200	87,882,903
BEC World Public Co., Ltd.	30,807,800	43,941,395
Glow Energy Public Co., Ltd.	21,887,400	39,543,005
Land & Houses Public Co., Ltd. NVDR	145,090,300	28,282,261
Thai Reinsurance Public Co., Ltd. NVDR	35,095,635	3,804,345
Thai Reinsurance Public Co., Ltd.	11,748,765	1,273,559
Total Thailand		204,727,468
AUSTRALIA: 7.1%
Telstra Corp., Ltd.	31,377,088	106,867,768
Macquarie Group, Ltd.	1,679,326	40,861,972
David Jones, Ltd.	13,955,460	33,828,471
CSL, Ltd.	700,000	22,910,675
Total Australia		204,468,886

	Shares	Value
TAIWAN: 6.2%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	4,420,624	$57,070,256
Taiwan Semiconductor Manufacturing Co., Ltd.	20,673,187	51,752,950
Chunghwa Telecom Co., Ltd. ADR	1,277,525	42,516,032
Taiwan Hon Chuan Enterprise Co., Ltd.	9,901,193	18,246,526
CyberLink Corp.	3,882,717	8,104,221
Total Taiwan		177,689,985
MALAYSIA: 5.4%
AMMB Holdings BHD	40,175,100	75,407,522
Axiata Group BHD	29,634,423	48,050,768
Telekom Malaysia BHD	20,245,551	31,677,582
Total Malaysia		155,135,872
SOUTH KOREA: 3.8%
S1 Corp.	771,922	38,812,512
KT Corp. ADR	2,089,505	32,679,858
GS Home Shopping, Inc.	298,935	30,146,026
Daehan City Gas Co., Ltd.	325,280	8,444,934
Total South Korea		110,083,330
INDONESIA: 3.0%
PT Perusahaan Gas Negara	141,686,000	49,611,585
PT Telekomunikasi Indonesia ADR	1,153,600	35,461,664
Total Indonesia		85,073,249
UNITED KINGDOM: 2.7%
HSBC Holdings PLC ADR	2,050,333	78,117,687
Total United Kingdom		78,117,687
PHILIPPINES: 1.9%
Globe Telecom, Inc.	2,065,510	53,406,724
Total Philippines		53,406,724
VIETNAM: 1.7%
Vietnam Dairy Products JSC	5,792,535	23,510,926
Bao Viet Holdings	10,333,281	19,879,573
Kinh Do Corp.	3,655,830	4,460,097
Total Vietnam		47,850,596
TOTAL COMMON EQUITIES		2,227,820,003
(Cost $2,121,861,559)

12 MATTHEWS ASIA FUNDS

Matthews Asian Growth and Income Fund  December 31, 2011

Schedule of Investmentsa (continued)

PREFERRED EQUITIES: 3.2%

	Shares	Value
SOUTH KOREA: 3.2%
Samsung Fire & Marine Insurance Co., Ltd., Pfd.	515,311	$32,877,916
Hyundai Motor Co., Ltd., Pfd.	541,280	29,879,983
Hyundai Motor Co., Ltd., 2nd Pfd.	305,760	17,841,321
LG Household & Health Care, Ltd., Pfd.	121,855	12,960,286
Total South Korea		93,559,506
TOTAL PREFERRED EQUITIES		93,559,506
(Cost $48,826,622)

WARRANTS: 0.2%

INDIA: 0.2%
Housing Development Finance Corp., expires 08/23/12	3,875,750	5,283,953
Total India		5,283,953
TOTAL WARRANTS		5,283,953
(Cost $6,834,750)

CORPORATE BONDS: 16.3%

	Face Amount*
CHINA/HONG KONG: 5.3%
China Petroleum & Chemical Corp. (Sinopec), Cnv. 0.000%, 04/24/14	HKD	676,210,000	99,691,042
Power Regal Group, Ltd., Cnv. 2.250%, 06/02/14	HKD	234,020,000	36,037,381
PB Issuer No. 2, Ltd., Cnv. 1.750%, 04/12/16		21,820,000	18,165,150
Total China/Hong Kong			153,893,573
INDIA: 5.2%
Tata Power Co., Ltd., Cnv. 1.750%, 11/21/14		48,600,000	43,667,100
Housing Development Finance Corp. 0.000%, 08/24/12	INR	1,800,000,000	39,945,391
Larsen & Toubro, Ltd., Cnv. 3.500%, 10/22/14		35,700,000	34,611,150
Sintex Industries, Ltd., Cnv. 0.000%, 03/13/13		26,900,000	30,262,500
Total India			148,486,141

	Face Amount*		Value
SINGAPORE: 4.0%
CapitaLand, Ltd., Cnv. 3.125%, 03/05/18	SGD	62,000,000	$48,442,122
Wilmar International, Ltd., Cnv. 0.000%, 12/18/12		26,500,000	31,535,000
Olam International, Ltd., Cnv. 6.000%, 10/15/16		24,300,000	25,454,250
CapitaLand, Ltd., Cnv. 2.875%, 09/03/16	SGD	12,250,000	8,674,781
Total Singapore			114,106,153
SOUTH KOREA: 1.0%
LG Uplus Corp., Cnv. 0.000%, 09/29/12		30,400,000	30,020,000
Total South Korea			30,020,000
MALAYSIA: 0.8%
Paka Capital, Ltd., Cnv. 0.000%, 03/12/13		22,300,000	22,077,000
Total Malaysia			22,077,000
TOTAL CORPORATE BONDS			468,582,867
(Cost $499,004,483)
TOTAL INVESTMENTS: 97.3%			2,795,246,329
(Cost $2,676,527,414c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 2.7%			76,852,506
NET ASSETS: 100.0%			$2,872,098,835

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 2-A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $2,686,336,524 and net unrealized appreciation consists of:

Gross unrealized appreciation	$375,853,521
Gross unrealized depreciation	(266,943,716)
Net unrealized appreciation	$108,909,805

†  Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

*  All values are in USD unless otherwise noted.

ADR  American Depositary Receipt

BHD  Berhad

Cnv.  Convertible

HKD  Hong Kong Dollar

INR  Indian Rupee

JSC  Joint Stock Co.

NVDR  Non-voting Depositary Receipt

Pfd.  Preferred

REIT  Real Estate Investment Trust

SGD  Singapore Dollar

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 13

ASIA GROWTH AND INCOME STRATEGIES

PORTFOLIO MANAGERS

Jesper O. Madsen, CFA

Lead Manager

Yu Zhang, CFA

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MAPIX	MIPIX
CUSIP	577125107	577130750
Inception	10/31/06	10/29/10
NAV	$12.48	$12.48
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.10%	1.00%

Portfolio Statistics

Total # of Positions	61
Net Assets	$2.3 billion
Weighted Average Market Cap	$20.6 billion
Portfolio Turnover	16.48%[2]

Benchmark

MSCI AC Asia Pacific Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Total return with an emphasis on providing current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in income-paying equity securities of companies located in the Asia region.

1  Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2011 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Asia Dividend Fund

Portfolio Manager Commentary

For the year ending December 31, 2011, the Matthews Asia Dividend Fund declined –10.02% (Investor Class) and –9.93% (Institutional Class), outperforming its benchmark, the MSCI All Country Asia Pacific Index, which lost –14.92%. For the fourth quarter, the Fund rose 1.76% (Investor and Institutional Class), while the benchmark gained 0.98%.

The Fund began 2011 with a share price of $14.33, and shareholders who were invested throughout the year would have received income distributions totaling approximately 37 cents (Investor Class), or 2.6%, of the share price at the start of the year. The fourth quarter distribution was lower than it was last year due to the tax treatment of Passive Foreign Investment Companies (PFICs), and is not an indication of a change in how the portfolio is managed. U.S. tax code requires investors under certain circumstances to deduct from the distributable income unrealized capital losses stemming from holdings in companies deemed to be PFICs. The Fund's holdings in real estate investment trusts (REITs) are all deemed PFICs. And while our inclusion of REITs in the portfolio can result in higher variability—both negatively and positively—in the income distribution, we continue to find them attractive for their significant yield premium to other equities.

2011 was a tough year for most asset managers—not because of volatile markets, per se, but because of the whipsaw nature of the volatility, which was fed by fleeting worries over both natural and man-made disasters in Japan, Europe's debt crisis and slowing global growth. More pertinent to Asia, China's moderating growth outlook weighed on the share prices of companies historically tied to the country's investment-led expansion, such as those in the financials, materials and industrials sectors. While the year was challenging for the Fund, we believe the strategy of investing in dividend-paying companies that exhibit healthy dividend growth helped lower volatility and dampen losses to shareholders relative to the benchmark. In spite of the market volatility, we remained focused on our aim of investing with companies that grow dividends. Of the portfolio's 58 companies as of year-end, 35 increased dividends, 13 were maintained and 10 cut them.

Given the ongoing angst in capital markets, it was little surprise that companies with stable business models and a greater degree of predictability in earnings and dividends marked the portfolio's best-performing areas during the year. As a result, the Fund's holdings in the consumer staples, utilities, telecommunication services and health care sectors delivered positive performance. The Fund's main contributor to performance was Cheung Kong Infrastructure, a Hong Kong-listed utility company with assets mainly in developed economies with better regulatory frameworks. The high dividend yield relative to low interest rates in Hong Kong, combined with yield-accretive acquisitions offered an attractive combination of growth and dividend income. The Fund's holdings in KT&G and Japan Tobacco were also strong performers as investors found the cash-generative nature of the tobacco business attractive.

The Fund did face several challenges throughout the year, predominantly within the consumer discretionary sector. Our holdings within branded apparel retailers continued to negatively impact performance. Esprit Holdings, Li Ning and Billabong International all posted steep losses for the year. We reduced our exposure to the first two companies and outright exited the third. We generally aim to be long-term shareholders of our holdings. However, all three of these retailers fell short of our initial expectations as additional information regarding the length of time and amount of investment needed to turn around these respective businesses became apparent. It

(continued)

14 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2011

			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	Since Inception	Inception Date
Investor Class (MAPIX)	1.76%	-10.02%	17.72%	7.35%	8.69%	10/31/06
Institutional Class (MIPIX)	1.76%	-9.93%	n.a.	n.a.	-6.23%	10/29/10
MSCI AC Asia Pacific Index[3]	0.98%	-14.92%	11.21%	-1.64%	-0.39%[4]
Lipper Pacific Region Funds Category Average[5]	2.07%	-16.90%	10.29%	-2.34%	-0.93%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance, visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY

	2011					2010
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
Investor Class (MAPIX)	$0.10	$0.11	$0.12	$0.03	$0.36	$0.05	$0.08	$0.11	$0.17	$0.41
Institutional Class (MIPIX)	$0.11	$0.12	$0.12	$0.03	$0.38	—	—	—	$0.17	$0.17

Note: This table does not include capital gains distributions. Institutional Class Shares were first offered on October 29, 2010. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

2.95% (Investor Class) 3.06% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 12/31/11, expressed as an annual percentage rate based on the Fund's share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 4.43%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividend paid per share during the last 12 months divided by the current price. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems, Bloomberg, MICM.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 69 for index definition.

4  Calculated from 10/31/06.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Country	% of Net Assets
Metcash, Ltd.	Australia	3.9%
Japan Tobacco, Inc.	Japan	3.7%
ITOCHU Corp.	Japan	3.6%
KT&G Corp.	South Korea	3.3%
Cheung Kong Infrastructure Holdings, Ltd.	China/Hong Kong	3.2%
NTT DoCoMo, Inc.	Japan	3.1%
China Mobile, Ltd.	China/Hong Kong	3.1%
ORIX Corp.	Japan	2.9%
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	2.8%
Pigeon Corp.	Japan	2.5%
% OF ASSETS IN TOP TEN		32.1%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 15

COUNTRY ALLOCATION (%)7

Japan	25.8
China/Hong Kong	24.8
Australia	9.1
Taiwan	9.0
Singapore	8.6
Thailand	6.9
South Korea	5.6
Indonesia	3.5
United Kingdom	2.4
Philippines	1.9
Malaysia	0.3
Cash and Other Assets, Less Liabilities	2.1

SECTOR ALLOCATION (%)

Consumer Staples	22.0
Financials	16.6
Consumer Discretionary	15.3
Telecommunication Services	11.5
Industrials	9.8
Utilities	7.7
Health Care	5.2
Information Technology	5.1
Energy	3.2
Materials	1.5
Cash and Other Assets, Less Liabilities	2.1

MARKET CAP EXPOSURE (%)8

Large Cap (over $5B)	47.7
Mid Cap ($1B–$5B)	25.8
Small Cap (under $1B)	24.5
Cash and Other Assets, Less Liabilities	2.1

7  The United Kingdom is not included in the MSCI All Country Asia Pacific Index.

8  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Asia Dividend Fund

Portfolio Manager Commentary (continued)

was also a challenging year for the portfolio's small- and mid-capitalization companies. The Fund maintained a sizable allocation to this segment, on the premise that these firms can deliver better growth in dividends over time, even if this means greater volatility over the short term. However, in volatile markets like 2011, investors showed little regard for the growth potential of smaller companies as they instead fled for the perceived safety of large companies or fixed income securities. We will remain invested with small- and mid-sized companies as long as we believe they have the fundamentals to deliver attractive dividend growth.

During the fourth quarter, the Fund exited some smaller holdings to take profit in firms that had experienced significant appreciation, and to consolidate the portfolio. Ship Healthcare is an example of a holding we exited predominantly because of a lower dividend yield due to strong share price appreciation. We also exited SK Telecom after it disclosed its intention to make a bid for a company unrelated to telecommunications. We did not believe this acquisition would be in the interest of minority shareholders, and believed it would not improve the company's ability to pay higher dividends going forward.

During the fourth quarter, the Fund reached its five-year anniversary. It has grown not just in terms of assets, but also in terms of investment team members dedicated to supporting our bottom-up dividend-focused stock picking. We welcomed Vivek Tanneeru who recently joined the team as a dedicated analyst to support the Asia Dividend strategy.

As we enter the Year of the Dragon, worries over a drawn-out resolution to Europe's debt crisis and a slowdown in China's economic growth, will likely continue. While Asian equity markets on the whole look cheap compared to history, it masks the fact that companies with better structural growth prospects, stronger balance sheets and less volatile business models—such as consumer staples, health care and utilities—now trade at a significant premium to the market's more cyclical components. Given our ongoing underweight to cyclical businesses, this does pose a risk to the Fund in terms of relative performance, vis-à-vis its benchmark, should the equities of cyclical businesses experience a rally. That said, we are committed to our basic investment philosophy despite the risk of temporary relative underperformance. We will continue to invest in companies that we believe offer our investors an attractive combination of income and dividend growth. From that perspective, we believe companies in Asia continue to deliver on both.

16 MATTHEWS ASIA FUNDS

Matthews Asia Dividend Fund  December 31, 2011

Schedule of Investmentsa

COMMON EQUITIES: 97.9%

	Shares	Value
JAPAN: 25.8%
Japan Tobacco, Inc.	17,900	$84,186,046
ITOCHU Corp.	8,033,000	81,613,694
NTT DoCoMo, Inc.	38,650	71,053,332
ORIX Corp.	805,140	66,528,393
Pigeon Corp.†	1,381,300	56,260,563
Lawson, Inc.	815,100	50,884,182
Point, Inc.	1,018,080	43,252,197
Hisamitsu Pharmaceutical Co., Inc.	979,200	41,473,197
EPS Corp.†	14,592	28,095,809
Miraca Holdings, Inc.	618,200	24,617,163
Shinko Plantech Co., Ltd.†	2,400,200	19,396,186
Hokuto Corp.	848,200	18,535,435
Total Japan		585,896,197
CHINA/HONG KONG: 24.8%
Cheung Kong Infrastructure Holdings, Ltd.	12,468,000	73,042,773
China Mobile, Ltd. ADR	1,463,300	70,955,417
Television Broadcasts, Ltd.	8,815,000	53,457,948
Shenzhou International Group Holdings, Ltd.	35,791,000	48,571,722
Guangdong Investment, Ltd.	68,798,000	41,722,064
The Link REIT	10,220,000	37,634,486
Cafe' de Coral Holdings, Ltd.	16,350,000	37,471,995
Jiangsu Expressway Co., Ltd. H Shares	34,444,000	31,709,448
Yuexiu Transport Infrastructure, Ltd.	69,730,000	30,525,841
Sichuan Expressway Co., Ltd. H Shares†	65,612,000	26,357,665
Minth Group, Ltd.	26,921,000	25,268,984
China Fishery Group, Ltd.	35,225,000	24,713,581
Li Ning Co., Ltd.	25,225,500	20,039,829
Kingboard Laminates Holdings, Ltd.	43,763,000	19,947,084
Esprit Holdings, Ltd.	8,974,700	11,578,618
Yip's Chemical Holdings, Ltd.	14,912,000	11,232,096
Total China/Hong Kong		564,229,551
AUSTRALIA: 9.1%
Metcash, Ltd.	21,642,243	89,427,997
QBE Insurance Group, Ltd.	3,665,000	48,543,783
Coca-Cola Amatil, Ltd.	2,994,730	35,255,174
David Jones, Ltd.	14,187,739	34,391,523
Total Australia		207,618,477
TAIWAN: 9.0%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	4,005,040	51,705,066
Chunghwa Telecom Co., Ltd. ADR	1,285,701	42,788,129
TXC Corp.†	21,549,524	24,695,944
Johnson Health Tech Co., Ltd.†	11,713,100	23,984,022
Taiwan Hon Chuan Enterprise Co., Ltd.	12,151,948	22,394,356
St. Shine Optical Co., Ltd.	1,611,000	17,025,661
Taiwan Semiconductor Manufacturing Co., Ltd.	4,646,469	11,631,902
CyberLink Corp.	3,451,973	7,205,149
Chunghwa Telecom Co., Ltd.	1,122,964	3,708,722
Total Taiwan		205,138,951
	Shares	Value
SINGAPORE: 8.6%
Singapore Technologies Engineering, Ltd.	25,256,000	$52,379,353
United Overseas Bank, Ltd.	3,375,000	39,733,434
CapitaRetail China Trust, REIT†	38,501,000	34,136,039
Ascendas India Trust†	46,280,000	24,619,868
ARA Asset Management, Ltd.	25,405,600	23,994,341
Super Group, Ltd.	20,514,000	20,797,895
Total Singapore		195,660,930
THAILAND: 6.9%
PTT Exploration & Production Public Co., Ltd.	10,135,000	54,128,288
Thai Beverage Public Co., Ltd.	239,819,000	45,299,453
Tisco Financial Group Public Co., Ltd.	28,100,000	33,844,691
LPN Development Public Co., Ltd.	33,126,300	13,439,513
Glow Energy Public Co., Ltd.	6,305,300	11,391,509
Total Thailand		158,103,454
SOUTH KOREA: 5.6%
KT&G Corp.	1,067,000	75,393,924
Woongjin Thinkbig Co., Ltd.†	2,079,870	28,754,287
MegaStudy Co., Ltd.	232,984	22,269,802
Total South Korea		126,418,013
INDONESIA: 3.5%
PT Perusahaan Gas Negara	142,302,000	49,827,279
PT Telekomunikasi Indonesia ADR	717,634	22,060,069
PT Telekomunikasi Indonesia	9,036,500	7,025,897
Total Indonesia		78,913,245
UNITED KINGDOM: 2.4%
HSBC Holdings PLC ADR	1,418,791	54,055,937
Total United Kingdom		54,055,937
PHILIPPINES: 1.9%
Globe Telecom, Inc.	1,703,820	44,054,710
Total Philippines		44,054,710
MALAYSIA: 0.3%
Top Glove Corp. BHD	4,891,400	7,715,142
Total Malaysia		7,715,142

matthewsasia.com | 800.789.ASIA 17

Matthews Asia Dividend Fund  December 31, 2011

Schedule of Investmentsa (continued)

COMMON EQUITIES (continued)

Value
TOTAL INVESTMENTS: 97.9%	$2,227,804,607
(Cost $2,310,936,500b)
CASH AND OTHER ASSETS, LESS LIABILITIES: 2.1%	47,060,926
NET ASSETS: 100.0%	$2,274,865,533

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 2-A).

b  Cost for federal income tax purposes is $2,326,892,598 and net unrealized depreciation consists of:

Gross unrealized appreciation	$204,411,427
Gross unrealized depreciation	(303,499,418)
Net unrealized depreciation	($99,087,991)

†  Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR  American Depositary Receipt

BHD  Berhad

REIT  Real Estate Investment Trust

See accompanying notes to financial statements.

18 MATTHEWS ASIA FUNDS

ASIA GROWTH AND INCOME STRATEGIES

PORTFOLIO MANAGERS

Jesper O. Madsen, CFA

Lead Manager

Richard H. Gao

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MCDFX	MICDX
CUSIP	577125305	577130735
Inception	11/30/09	10/29/10
NAV	$10.06	$10.06
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.52%	1.31%
After Fee Waiver, Reimbursement and Recoupment	1.50%	n.a.

Portfolio Statistics

Total # of Positions	32
Net Assets	$26.5 million
Weighted Average Market Cap	$26.4 billion
Portfolio Turnover	22.31%[2]

Benchmark

MSCI China Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Total return with an emphasis on providing current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in income-paying equity securities of companies located in China and Taiwan. China includes its administrative and other districts, such as Hong Kong.

1  The Advisor has contractually agreed to waive certain fees and reimburse certain expenses for Matthews China Dividend Fund. Please see page 108 for additional information. Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2011 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews China Dividend Fund

Portfolio Manager Commentary

For the year ending December 31, 2011, the Matthews China Dividend Fund fell –14.44% (Investor Class) and –14.22% (Institutional Class) while its benchmark, the MSCI China Index, lost –18.24%. For the fourth quarter, the Fund rose 3.97% (Investor Class) and 3.98% (Institutional Class), underperforming the benchmark, which gained 8.11%.

2011 was yet another volatile year for equity markets in China, Hong Kong and Taiwan. During the first half of the year, rising inflationary pressures presented headwinds. But as inflation peaked in the middle of the year, questions regarding the severity of a potential economic slowdown in China instead came to the fore. These growth concerns were fueled by the deepening debt crisis in Europe, China's largest trading partner, and the cooling of the domestic housing market—since investments for this sector account for about 12% of GDP. China's banking system continued to face challenges during the first three quarters of the year as policymakers maintained a hawkish stance, particularly in relation to the real estate sector. These worries were somewhat dispelled in December as the central bank lowered the required reserve ratio (a measure of the proportion of the deposit base that a bank needs to keep on hand) for the first time in nearly three years. The reduction, which gave the banks the ability to extend additional loans, was viewed by market participants as an indication that the central government was shifting its monetary policy to be more accommodating.

The Fund continues to have no ownership in any mainland financials, in spite of the risk of what we view as short-term relative underperformance. This risk was particularly apparent in the fourth quarter after policy measures to support banks helped the sector. As a result, the sector, which had otherwise posted significant underperformance, delivered a strong rally late in the year. We continue to find the outlook for dividend growth murky given the lack of transparency related to the potential buildup of nonperforming loans after China's stimulus-induced lending that started in 2009. Given the systemic importance of the banking system in the allocation of capital within the Chinese economy, there is little doubt that policymakers will backstop larger banks to ease any significant levels of nonperforming loans within the system. In October, this was somewhat hinted at by the symbolic purchase of shares in the four biggest lenders by one of the state-run investment companies. However, while the monetary policy may have become more accommodating, helping overall liquidity, it does not address the potential solvency issues that the banks face. The final cost to minority shareholders, in terms of share dilution and the extent of potential cuts in dividends to retain more capital or repair balance sheets, remains difficult to gauge. We are proponents of dividend payments and look for companies that can sustain those payments; currently, Chinese banks simply do not meet this criterion.

In spite of the market volatility, we remained focused on our aim of investing with companies that grow dividends. Of the portfolio's 32 companies as of year-end, 26 increased dividends, three maintained them and three cut dividends.

Given the ongoing angst in capital markets, it was little surprise that companies with stable business models and a greater degree of predictability in earnings and dividends marked the portfolio's best-performing areas.

(continued)

matthewsasia.com | 800.789.ASIA 19

PERFORMANCE AS OF DECEMBER 31, 2011

			Average Annual Total Returns
	3 Months	1 Year	Since Inception	Inception Date
Investor Class (MCDFX)	3.97%	-14.44%	3.17%	11/30/09
Institutional Class (MICDX)	3.98%	-14.22%	-9.34%	10/29/10
MSCI China Index[3]	8.11%	-18.24%	-6.92%[4]
Lipper China Region Funds Category Average[5]	4.41%	-24.00%	-6.09%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance, visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY

	2011			2010
	June	December	Total	June	December	Total
Investor Class (MCDFX)	$0.15	$0.20	$0.35	$0.12	$0.12	$0.24
Institutional Class (MICDX)	$0.17	$0.21	$0.38	—	$0.13	$0.13

Note: This table does not include capital gains distributions. Institutional Class Shares were first offered on October 29, 2010. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

2.16% (Investor Class) 2.15% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 12/31/11, expressed as an annual percentage rate based on the Fund's share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 4.28%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividend paid per share during the last 12 months divided by the current price. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems, Bloomberg, MICM.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 69 for index definition.

4  Calculated from 11/30/09.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	% of Net Assets
Cheung Kong Infrastructure Holdings, Ltd.	Utilities	5.0%
China Mobile, Ltd.	Telecommunication Services	5.0%
The Link REIT	Financials	4.8%
Chunghwa Telecom Co., Ltd.	Telecommunication Services	4.7%
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	4.2%
Vitasoy International Holdings, Ltd.	Consumer Staples	4.1%
HSBC Holdings PLC	Financials	4.1%
Cafe' de Coral Holdings, Ltd.	Consumer Discretionary	4.0%
Television Broadcasts, Ltd.	Consumer Discretionary	4.0%
Guangdong Investment, Ltd.	Utilities	3.9%
% OF ASSETS IN TOP TEN		43.8%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

20 MATTHEWS ASIA FUNDS

Matthews China Dividend Fund

Portfolio Manager Commentary (continued)

As a result, the Fund's holdings in the utilities and telecommunication services sectors delivered positive performance during the year. The Fund's main contributor to performance was Cheung Kong Infrastructure, a Hong Kong-listed utility company with assets mainly in developed economies that have better regulatory frameworks. The high dividend yield relative to low interest rates in Hong Kong, combined with yield-accretive acquisitions, offered an attractive combination of growth and dividend income.

The Fund faced several challenges throughout the year, predominantly within the information technology and consumer discretionary sectors. Kingboard Laminates Holdings, TXC Corp. and CyberLink all posted significant losses for the year. These three companies are all small- or mid-capitalization companies with more cyclical business models. Our holdings within branded apparel retailers continued to negatively impact performance. Esprit Holdings and Li Ning posted steep losses for the year. We exited both holdings as they fell short of our initial expectations and because it became apparent that the length of time and amount of investment needed to turn around these respective businesses was more than originally forecast.

In general, it was a challenging year for the portfolio's small- and mid-cap firms. The Fund maintained a sizable allocation to this segment, on the premise that these firms can deliver better growth in dividends over time, even if this means greater volatility over the short term. However, in volatile markets like last year, investors showed little regard for the growth potential of smaller companies as they instead head for the perceived safety of large companies. We will remain invested with small- and mid-sized companies as long as we believe they have the fundamentals to deliver attractive dividend growth.

As we enter the Year of the Dragon, markets may continue to oscillate between worries related to the extent of an economic slowdown in China, on the one hand, and the policy measures implemented in response to a slowdown by the central government on the other. 2012 will also see the current leadership hand over the reins to the next generation of leaders. Demand from Europe could be impacted by an ongoing lack of resolution to its debt crisis. It remains to be seen whether policymakers will focus on further tackling the lack of transparency within the banking sector to instill more confidence. While there is plenty to worry about as we enter 2012, we still believe companies in China, Hong Kong and Taiwan offer an attractive combination of dividend yield and strong potential for dividend growth. We also believe the long-term economic growth potential remains intact, especially given the secular rise of household wealth. Chinese leaders have indicated that rebalancing the economy away from one anchored around fixed asset investments, to one more reliant on domestic consumption, is a priority. We would welcome this long-term structural shift, and continue to seek dividend-paying companies that can grow with the expected expansion in consumption.

COUNTRY ALLOCATION (%)7

China/Hong Kong	68.4
Taiwan	23.7
United Kingdom	4.1
Singapore	3.1
Cash and Other Assets, Less Liabilities	0.7

SECTOR ALLOCATION (%)

Consumer Discretionary	19.5
Financials	14.4
Information Technology	12.6
Utilities	11.4
Telecommunication Services	9.7
Industrials	9.1
Consumer Staples	6.8
Energy	6.8
Materials	6.1
Health Care	2.9
Cash and Other Assets, Less Liabilities	0.7

MARKET CAP EXPOSURE (%)8

Large Cap (over $5B)	41.4
Mid Cap ($1B–$5B)	28.9
Small Cap (under $1B)	29.0
Cash and Other Assets, Less Liabilities	0.7

7  The United Kingdom is not included in the MSCI China Index

8  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 21

Matthews China Dividend Fund  December 31, 2011

Schedule of Investments

COMMON EQUITIES: 99.3%

	Shares	Value
CONSUMER DISCRETIONARY: 19.5%
Auto Components: 4.8%
Minth Group, Ltd.	848,000	$795,962
Xinyi Glass Holdings, Ltd.	812,000	466,294
		1,262,256
Hotels, Restaurants & Leisure: 4.0%
Cafe' de Coral Holdings, Ltd.	458,000	1,049,674
Media: 3.9%
Television Broadcasts, Ltd.	173,000	1,049,146
Leisure Equipment & Products: 3.7%
Johnson Health Tech Co., Ltd.	478,425	979,634
Textiles, Apparel & Luxury Goods: 3.1%
Shenzhou International Group Holdings, Ltd.	609,000	826,470
Total Consumer Discretionary		5,167,180
FINANCIALS: 14.4%
Real Estate Investment Trusts: 7.9%
The Link REIT	342,500	1,261,234
CapitaRetail China Trust, REIT	930,000	824,564
		2,085,798
Commercial Banks: 4.1%
HSBC Holdings PLC ADR	28,500	1,085,850
Real Estate Management & Development: 2.4%
Swire Pacific, Ltd. A Shares	53,000	639,759
Total Financials		3,811,407
INFORMATION TECHNOLOGY: 12.6%
Electronic Equipment, Instruments & Components: 6.6%
TXC Corp.	685,199	785,244
Kingboard Laminates Holdings, Ltd.	1,354,500	617,378
Digital China Holdings, Ltd.	222,000	344,151
		1,746,773
Semiconductors & Semiconductor Equipment: 4.2%
Taiwan Semiconductor Manufacturing Co., Ltd.	443,000	1,109,000
Software: 1.8%
CyberLink Corp.	226,963	473,730
Total Information Technology		3,329,503
UTILITIES: 11.4%
Electric Utilities: 5.1%
Cheung Kong Infrastructure Holdings, Ltd.	228,000	1,335,720
Water Utilities: 3.9%
Guangdong Investment, Ltd.	1,716,000	1,040,656
Gas Utilities: 2.4%
Hong Kong & China Gas Co., Ltd.	277,420	642,953
Total Utilities		3,019,329
	Shares	Value
TELECOMMUNICATION SERVICES: 9.7%
Wireless Telecommunication Services: 5.0%
China Mobile, Ltd. ADR	27,230	$1,320,383
Diversified Telecommunication Services: 4.7%
Chunghwa Telecom Co., Ltd. ADR	37,604	1,251,461
Total Telecommunication Services		2,571,844
INDUSTRIALS: 9.1%
Transportation Infrastructure: 9.1%
Jiangsu Expressway Co., Ltd. H Shares	996,000	916,926
Sichuan Expressway Co., Ltd. H Shares	1,356,000	544,733
China Merchants Holdings International Co., Ltd.	182,000	528,429
Yuexiu Transport Infrastructure, Ltd.	982,000	429,892
Total Industrials		2,419,980
CONSUMER STAPLES: 6.8%
Food Products: 6.8%
Vitasoy International Holdings, Ltd.	1,486,000	1,094,420
China Fishery Group, Ltd.	1,025,000	719,132
Total Consumer Staples		1,813,552
ENERGY: 6.8%
Oil, Gas & Consumable Fuels: 6.8%
CNOOC, Ltd. ADR	4,550	794,794
China Petroleum & Chemical Corp. ADR	5,440	571,472
China Shenhua Energy Co., Ltd. H Shares	98,000	425,231
Total Energy		1,791,497
MATERIALS: 6.1%
Containers & Packaging: 3.4%
Taiwan Hon Chuan Enterprise Co., Ltd.	483,354	890,754
Chemicals: 2.7%
Yip's Chemical Holdings, Ltd.	950,000	715,564
Total Materials		1,606,318
HEALTH CARE: 2.9%
Health Care Equipment & Supplies: 2.9%
St. Shine Optical Co., Ltd.	72,000	760,923
Total Health Care		760,923

22 MATTHEWS ASIA FUNDS

Matthews China Dividend Fund  December 31, 2011

Schedule of Investments (continued)

COMMON EQUITIES (continued)

Value
TOTAL INVESTMENTS: 99.3%	$26,291,533
(Cost $28,581,322a)
CASH AND OTHER ASSETS, LESS LIABILITIES: 0.7%	186,582
NET ASSETS: 100.0%	$26,478,115

a  Cost for federal income tax purposes is $28,797,309 and net unrealized depreciation consists of:

Gross unrealized appreciation	$2,260,309
Gross unrealized depreciation	(4,766,085)
Net unrealized depreciation	($2,505,776)

ADR  American Depositary Receipt

REIT  Real Estate Investment Trust

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 23

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Taizo Ishida

Lead Manager

Sharat Shroff, CFA

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MPACX	MIAPX
CUSIP	577130867	577130776
Inception	10/31/03	10/29/10
NAV	$15.34	$15.37
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.19%	1.03%

Portfolio Statistics

Total # of Positions	71
Net Assets	$343.5 million
Weighted Average Market Cap	$10.8 billion
Portfolio Turnover	28.06%[2]

Benchmark

MSCI AC Asia Pacific Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia. The Fund may also invest in the convertible securities, of any duration or quality, of Asian companies.

1  Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2011 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Asia Growth Fund

Portfolio Manager Commentary

For the year ending December 31, 2011, the Matthews Asia Growth Fund declined –12.70% (Investor Class) and –12.58% (Institutional Class), while its benchmark, the MSCI All Country Asia Pacific Index declined –14.92%. For the fourth quarter, the Fund returned 1.28% (Investor Class) and 1.34% (Institutional Class), compared with 0.98% for the benchmark.

During the year, the region was plagued by several large-scale natural disasters. First there was Japan's devastating earthquake and tsunami in March. Later in the year, businesses were impacted by severe flooding in Thailand, a production base for an increasing number of Japanese manufacturers. Europe's sovereign debt crisis and the sluggish U.S. recovery served as the backdrop to depressed equity markets around the globe. Despite slow growth, high rates of inflation—mainly in food and energy industries—put downward pressure on Asian countries with weaker trade balances, including Vietnam and India. In addition, Asian currencies, such as Korea's won, which have generally trended upward against the U.S. dollar over the past two years, reversed course in 2011. Most notably, the Indian rupee showed considerable depreciation of 15.8% for the year.

Nearly all of the markets in which the Fund invests showed double-digit declines, with only a few smaller markets ending the year in positive territory. Despite the harsh environment, the Fund's relative outperformance was helped by good stock selection in Japan, Indonesia and Hong Kong. While India was the worst performing market in the region during the year, our low allocation to the country minimized its negative impact on the portfolio. Conversely, our overweight in China detracted from Fund performance.

Investors were clearly drawn to defensive sectors, including consumer staples, health care, telecommunication services and utilities. While the Fund benefited from holdings in consumer staples companies, our Chinese health care holdings performed poorly as investors became increasingly concerned over government pricing policies related to various drugs and medical devices. The negative sentiment hurt stocks such as Sinopharm Group, China's largest distributor of pharmaceuticals. However, we believe the government's moves to put price caps on a growing list of certain "essential drugs" should not greatly impact its business. The company's challenges during the year came instead from higher costs of financing that resulted from China's tighter monetary policy. However, we maintain this holding as we are attracted to Sinopharm's dominance in China's pharmaceutical industry and potential for growth.

Throughout the year, we actively invested in smaller markets, including ASEAN and frontier markets. This focus has partly been driven by a shift in the manufacture of such items as apparel and footwear from China to lower-cost countries in Southeast Asia. Our focus has also come partly due to the steady rise of middle class consumers in larger ASEAN countries, such as Indonesia and Thailand. Finding compelling investment opportunities in frontier markets is certainly challenging, but we have identified a few such investments in Cambodia and Sri Lanka.

For example, we initiated a position in NagaCorp, Cambodia's largest hotel, gaming and leisure operator. NagaCorp's casino attracts many visitors from

    (continued)

24 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2011

			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	Since Inception	Inception Date
Investor Class (MPACX)	1.28%	-12.70%	17.05%	2.34%	8.71%	10/31/03
Institutional Class (MIAPX)	1.34%	-12.58%	n.a.	n.a.	-8.74%	10/29/10
MSCI AC Asia Pacific Index[3]	0.98%	-14.92%	11.21%	-1.64%	6.33%[4]
Lipper Pacific Region Funds Category Average[5]	2.07%	-16.90%	10.29%	-2.34%	5.95%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 69 for index definition.

4  Calculated from 10/31/03.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Country	% of Net Assets
ORIX Corp.	Japan	3.4%
Nidec Corp.	Japan	2.8%
Sinopharm Group Co., Ltd.	China/Hong Kong	2.6%
PT Astra International	Indonesia	2.5%
Gree, Inc.	Japan	2.4%
Mitsui & Co., Ltd.	Japan	2.3%
Oil Search, Ltd.	Australia	2.3%
Rakuten, Inc.	Japan	2.3%
Rinnai Corp.	Japan	2.3%
PT Bank Rakyat Indonesia Persero	Indonesia	2.3%
% OF ASSETS IN TOP TEN		25.2%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 25

COUNTRY ALLOCATION (%)

Japan	31.4
China/Hong Kong	25.5
Indonesia	7.0
Thailand	5.9
Australia	4.9
Taiwan	4.7
South Korea	3.9
India	3.9
Malaysia	2.7
Singapore	2.5
Vietnam	2.0
Cambodia	1.6
Sri Lanka	1.4
Cash and Other Assets, Less Liabilities	2.6

SECTOR ALLOCATION (%)

Consumer Discretionary	27.5
Financials	15.8
Industrials	15.6
Consumer Staples	12.4
Health Care	12.4
Information Technology	7.9
Energy	3.6
Materials	1.2
Telecommunication Services	1.0
Cash and Other Assets, Less Liabilities	2.6

MARKET CAP EXPOSURE (%)7

Large Cap (over $5B)	51.5
Mid Cap ($1B–$5B)	25.4
Small Cap (under $1B)	20.5
Cash and Other Assets, Less Liabilities	2.6

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Asia Growth Fund

Portfolio Manager Commentary (continued)

nearby Thailand, Vietnam and Malaysia. Compared with other casinos in Asia, the company is small in both its revenues and asset base. However, it has steady free cash flow with no debt, thanks to a very tight capital spending program. Customers are attracted to this low-cost leisure destination for deals on everything from transportation and accommodations to food and beverage. We believe the company is well positioned to benefit from the rising income of consumers around the region.

We also added Sri Lanka's John Keells—one of the country's largest leisure and tourism-related conglomerates—to the Fund. The country has been on the upswing ever since its 25-year civil war ended in 2009. Among the government's top priorities has been a rebuilding of its tourism industry. Given its long period of internal strife, the country is grossly underinvested in infrastructure, and has seen a very low percentage of foreign visitors over the last three decades. Its capital, Colombo, has only 3,200 hotel rooms, compared to 63,000 in Bangkok. The good news is that Sri Lanka welcomed 856,000 foreign visitors in 2011, a 30% increase from 2010. The government is aiming to attract 2.5 million visitors annually to its beautiful beaches and cities by 2016, which will require a vast build-up of accommodations over the next several years. John Keells is uniquely positioned in this environment as it is the largest landlord of Colombo real estate, and the owner and operator of Cinnamon Grand Hotel, a 5-star hotel in downtown Colombo.

In terms of growth and expectations, 2011 was in some senses a transitional year for Asia. China has matured from its long-time role as a cheap manufacturing base and India struggled with slow progress in its reform efforts and policy risk appears to have increased. Asia is, however, bigger than just China and India, with vibrant economies in Southeast Asia and the emergence of innovative companies in Japan and Northeast Asia. Our approach is simple: we look for profitable companies with strong long-term growth prospects, regardless of country and sector. We will continue to keep an eye on new markets including such reaches as Bangladesh and Mongolia, and will explore these areas with the same standards we employ for the rest of our portfolio. We are optimistic about the ongoing potential for growth and the investment opportunities to be uncovered in the region.

26 MATTHEWS ASIA FUNDS

Matthews Asia Growth Fund  December 31, 2011

Schedule of Investmentsa

COMMON EQUITIES: 95.5%

	Shares	Value
JAPAN: 31.4%
ORIX Corp.	140,180	$11,583,017
Nidec Corp.	109,400	9,508,718
Gree, Inc.	242,800	8,365,670
Mitsui & Co., Ltd.	516,300	8,029,246
Rakuten, Inc.	7,217	7,763,643
Rinnai Corp.	108,400	7,759,958
Fast Retailing Co., Ltd.	38,900	7,075,484
Pigeon Corp.	161,000	6,557,555
FANUC Corp.	38,500	5,892,296
Sysmex Corp.	173,500	5,653,345
Benesse Holdings, Inc.	100,900	4,883,104
Asahi Group Holdings, Ltd.	201,200	4,417,669
Komatsu, Ltd.	188,900	4,415,111
Otsuka Holdings Co., Ltd.	134,300	3,775,824
NTT DoCoMo, Inc.	1,931	3,549,909
FamilyMart Co., Ltd.	87,500	3,535,468
Mori Trust Sogo REIT, Inc.	347	2,831,181
Kenedix, Inc.[b]	18,308	2,380,968
Total Japan		107,978,166
CHINA/HONG KONG: 25.5%
Sinopharm Group Co., Ltd. H Shares	3,658,000	8,788,695
Tingyi (Cayman Islands) Holding Corp.	1,888,000	5,736,976
Dairy Farm International Holdings, Ltd.	602,454	5,620,896
Sany Heavy Equipment International Holdings Co., Ltd.	6,730,000	5,485,142
Dongfeng Motor Group Co., Ltd. H Shares	3,184,000	5,460,675
Sands China, Ltd.[b]	1,692,400	4,783,069
China Lodging Group, Ltd. ADR[b]	335,500	4,764,100
China Kanghui Holdings, Inc. ADR[b]	305,800	4,507,492
Shenzhou International Group Holdings, Ltd.	3,319,000	4,504,192
Ctrip.com International, Ltd. ADR[b]	188,000	4,399,200
Hang Lung Group, Ltd.	782,000	4,284,256
EVA Precision Industrial Holdings, Ltd.	17,394,000	4,210,429
Shangri-La Asia, Ltd.	2,270,666	3,917,663
China Vanke Co., Ltd. B Shares	3,789,587	3,747,332
Hong Kong Exchanges and Clearing, Ltd.	189,000	3,019,970
Kingdee International Software Group Co., Ltd.	10,725,600	2,886,270
Spreadtrum Communications, Inc. ADR	134,200	2,802,096
Baoye Group Co., Ltd. H Shares	5,906,000	2,729,964
PCD Stores Group, Ltd.	17,794,000	2,451,469
Shandong Weigao Group Medical Polymer Co., Ltd. H Shares	2,016,000	1,814,416
Haitian International Holdings, Ltd.	2,056,000	1,768,352
Total China/Hong Kong		87,682,654
INDONESIA: 7.0%
PT Astra International	1,063,000	8,675,159
PT Bank Rakyat Indonesia Persero	10,420,500	7,757,196
PT Indofood CBP Sukses Makmur	13,349,000	7,655,341
Total Indonesia		24,087,696
	Shares	Value
THAILAND: 5.9%
Major Cineplex Group Public Co., Ltd.	11,921,000	$5,403,179
Siam Commercial Bank Public Co., Ltd.	1,264,400	4,668,862
Banpu Public Co., Ltd.	261,150	4,519,426
SVI Public Co., Ltd.	29,845,200	3,027,088
SNC Former Public Co., Ltd.	3,723,800	2,584,825
Total Thailand		20,203,380
AUSTRALIA: 4.9%
Oil Search, Ltd.	1,233,276	7,883,701
CSL, Ltd.	137,045	4,485,419
BHP Billiton, Ltd.	120,697	4,249,103
Total Australia		16,618,223
TAIWAN: 4.7%
St. Shine Optical Co., Ltd.	577,000	6,097,956
Synnex Technology International Corp.	2,227,000	5,376,456
HTC Corp.	200,970	3,298,725
Richtek Technology Corp.	360,517	1,494,266
Total Taiwan		16,267,403
INDIA: 3.9%
HDFC Bank, Ltd.	456,660	3,670,564
Emami, Ltd.	496,522	3,189,222
Sun Pharmaceutical Industries, Ltd.	313,520	2,938,014
Sun TV Network, Ltd.	429,670	2,218,943
Jain Irrigation Systems, Ltd.	857,608	1,397,721
Total India		13,414,464
MALAYSIA: 2.7%
Supermax Corp. BHD	3,808,900	4,601,920
Parkson Holdings BHD	2,515,469	4,491,342
Total Malaysia		9,093,262
SINGAPORE: 2.5%
CapitaCommercial Trust, REIT	5,038,000	4,097,830
Goodpack, Ltd.	2,564,000	2,727,975
Keppel Land, Ltd.	1,074,000	1,838,233
Total Singapore		8,664,038
VIETNAM: 2.0%
Vietnam Dairy Products JSC	1,431,830	5,811,557
Saigon Securities, Inc.	1,718,300	1,104,599
Total Vietnam		6,916,156
SOUTH KOREA: 2.0%
LG Electronics, Inc.[b]	54,925	3,554,510
Kiwoom Securities Co., Ltd.	67,641	3,219,511
Total South Korea		6,774,021
CAMBODIA: 1.6%
NagaCorp, Ltd.	22,078,000	5,571,663
Total Cambodia		5,571,663

matthewsasia.com | 800.789.ASIA 27

Matthews Asia Growth Fund  December 31, 2011

Schedule of Investmentsa (continued)

COMMON EQUITIES (continued)

	Shares	Value
SRI LANKA: 1.4%
John Keells Holdings PLC	3,220,100	$4,811,774
Total Sri Lanka		4,811,774
TOTAL COMMON EQUITIES		328,082,900
(Cost $282,261,242)

PREFERRED EQUITIES: 1.9%

SOUTH KOREA: 1.9%
Hyundai Motor Co., Ltd., Pfd.	120,043	6,626,668
Total South Korea		6,626,668
TOTAL PREFERRED EQUITIES		6,626,668
(Cost $2,901,106)
TOTAL INVESTMENTS: 97.4%		334,709,568
(Cost $285,162,348c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 2.6%		8,758,584
NET ASSETS: 100.0%		$343,468,152

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 2-A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $287,520,815 and net unrealized appreciation consists of:

Gross unrealized appreciation	$72,659,735
Gross unrealized depreciation	(25,470,982)
Net unrealized appreciation	$47,188,753

ADR  American Depositary Receipt

BHD  Berhad

JSC  Joint Stock Co.

Pfd.  Preferred

REIT  Real Estate Investment Trust

See accompanying notes to financial statements.

28 MATTHEWS ASIA FUNDS

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Richard H. Gao

Lead Manager

Sharat Shroff, CFA

Lead Manager

Mark W. Headley

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MAPTX	MIPTX
CUSIP	577130107	577130834
Inception	9/12/94	10/29/10
NAV	$20.33	$20.32
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.11%	0.95%

Portfolio Statistics

Total # of Positions	70
Net Assets	$4.8 billion
Weighted Average Market Cap	$18.5 billion
Portfolio Turnover	10.51%[2]

Benchmark

MSCI AC Asia ex Japan Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia, excluding Japan.

1  Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2011 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Pacific Tiger Fund

Portfolio Manager Commentary

For the year ending December 31, 2011, the Matthews Pacific Tiger Fund declined –11.41% (Investor Class) and –11.28% (Institutional Class) while its benchmark, the MSCI All Country Asia ex Japan Index, fell –17.07%. In the fourth quarter, the Fund returned 3.62% (Investor and Institutional Class), while the benchmark gained 3.30%. The performance of Asian capital markets was dominated by macroeconomic events with correlation across different asset classes running at relatively high levels, and weakened currencies such as the Indian rupee had an exaggerated impact on Fund returns. Some of the portfolio's holdings in the region's consumer staples sector provided a rare bright spot of positive returns, and were important drivers of relative performance. The Fund's Korean holdings were also important drivers of relative returns, helped by a variety of stocks across different industries—most notably, consumer-related and life insurance.

As the year progressed, business conditions particularly for small and medium enterprises became increasingly tough. Just a few years ago, liquidity was plentiful and capital was starting to flow across many of the Asian economies with greater abundance. Those dynamics appear to be quickly reversing—a significant change for mediocre business models—which may lead to future consolidation. The ability of a business model to endure difficult conditions, without frequently having to resort to markets to raise capital, remains an important test we employ as a part of our investment process.

A big disappointment for the year was the performance of Indian stocks. At the start of the year, it was our view that the largely domestically driven Indian economy had the potential to differentiate itself in a world of slowing growth. All that was needed was a continuation of the reform process initiated two decades ago and the avoidance of policy missteps. A spate of governance-related debacles and the onset of key elections in 2012 have forced a deferral of longer-term reforms and provoked some shorter-term, populist measures. At best, these policies may stimulate consumption in the rural economy but over the long-term may worsen the fiscal deficit.

Some of the worst-hit stocks in the Indian market were those related to infrastructure, like Tata Power, a recent addition to the Fund. The company has been one of the more disciplined bidders for power generation projects in the past with a keen focus on economic returns. In spite of this discipline, the company stumbled due to sharp volatility in the price of imported coal and the uncertain supply of domestic coal in part due to political indecision and regulatory setbacks. We believe that even with just a bit of regulatory support, companies with better access to capital, like Tata Power, should be better-placed to gain share in a recovery. At the start of 2011, the portfolio was defensively positioned in India but we have started to accumulate a few Indian equities spread across the consumer, financial and infrastructure sectors.

Even as the turn of events in India was unforeseen, the challenges facing China have been lurking for sometime—although the extent of these challenges remains unknown. In particular, the cost of servicing the surge in debt, both via formal and informal banking channels, may become amplified in an environment of slowing growth. Among the many issues that confront the Chinese economy, two have had the biggest impact on

(continued)

matthewsasia.com | 800.789.ASIA 29

PERFORMANCE AS OF DECEMBER 31, 2011

			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Investor Class (MAPTX)	3.62%	-11.41%	23.86%	6.47%	14.70%	8.54%	9/12/94
Institutional Class (MIPTX)	3.62%	-11.28%	n.a.	n.a.	n.a.	-9.19%	10/29/10
MSCI AC Asia ex Japan Index[3]	3.30%	-17.07%	19.72%	2.87%	11.65%	3.17%[4]
Lipper Pacific ex Japan Funds Category Average[5]	4.84%	-17.17%	19.63%	2.72%	10.98%	3.41%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 69 for index definition.

4  Calculated from 8/31/94.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Country	% of Net Assets
Genting BHD	Malaysia	3.0%
Dongbu Insurance Co., Ltd.	South Korea	2.8%
PT Astra International	Indonesia	2.5%
Dairy Farm International Holdings, Ltd.	China/Hong Kong	2.5%
Bank of Ayudhya Public Co., Ltd.	Thailand	2.4%
SM Prime Holdings, Inc.	Philippines	2.4%
Samsung Electronics Co., Ltd.	South Korea	2.3%
President Chain Store Corp.	Taiwan	2.2%
Hyundai Mobis	South Korea	2.2%
Synnex Technology International Corp.	Taiwan	2.2%
% OF ASSETS IN TOP TEN		24.5%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

30 MATTHEWS ASIA FUNDS

Matthews Pacific Tiger Fund

Portfolio Manager Commentary (continued)

the portfolio. Firstly, there are some early signs that property prices are starting to correct, and a gradual, controlled decline is one desired outcome. However, such a controlled moderation is difficult to accomplish, even for Chinese authorities. There is a risk that in the absence of real buyers, prices fall rather precipitously, sending a ripple through the banking system. Consequently, the portfolio's holdings in Chinese real estate have endured a weak environment, although they possess the balance sheet strength to take advantage of the situation in acquiring land or incomplete projects and consolidate their position in the industry. Secondly, there has been a noticeable slowdown across many segments of the Chinese economy with the impact being more exaggerated on export-oriented entities. Leisure and travel-related stocks, such as Ctrip.com International, have suffered from weaker demand conditions that have been further exacerbated by rising competition as capital still continues to flow to Internet-related businesses. The portfolio remains defensively positioned in China, but we are also alert to the possibility of acquiring attractive businesses that may be experiencing a temporary setback.

Amid a difficult global economic environment, the cluster of economies in the ASEAN region delivered relatively robust performance, led by Indonesia. The Indonesian economy continues to benefit from urbanization and an expanding middle class. The recent upgrade of Indonesia's sovereign debt rating is another meaningful development that may help sustain the availability of capital at reasonable prices. Notably, foreign direct investment has continued to increase, and there is anecdotal evidence that companies across a variety of sectors, like natural resources, financial services and industrials, are starting to invest in the country. Most of the portfolio's Indonesian holdings have continued to see steady improvements in their operating performance.

Compared to the generally constructive tone at the start of the year, the capital markets finished 2011 with several outstanding concerns that were increasingly centered within the region, notably in China and India. Even though there is widespread anticipation of a slowdown in China, few expect a sharp decline in the rate of growth. This raises the odds of a surprise. Furthermore, the process of economic rebalancing in China will need to involve a more appropriate pricing of labor and capital that will test many businesses. The outlook for the region is further complicated by political transitions across many countries including China, India, South Korea and Taiwan. Political uncertainty is already acting as a drag on the market in India with steady downgrades to forward expectations, and these transitions may delay some tough decisions just when they are needed the most.

Considering that overall leverage across most of Asia is still manageable, we believe that households are better-placed to withstand external shocks, and to recover faster than the rest of the world. In the near term, the pressures from monetary tightening may abate as inflationary conditions seem to be easing at the margin. The current environment is also an opportunity to start a path toward more transparent and responsive government finances, such as Shanghai's new municipal bond issuance. Additionally, valuations in many instances are at levels not seen since the onset of global financial crisis in 2008. We continue to try to capture long-term opportunities, even as the near term looks somewhat challenging.

COUNTRY ALLOCATION (%)

China/Hong Kong	30.1
South Korea	17.6
India	13.8
Indonesia	9.7
Taiwan	8.6
Thailand	7.1
Malaysia	5.8
Philippines	2.3
Singapore	1.2
Vietnam	1.0
Cash and Other Assets, Less Liabilities	2.8

SECTOR ALLOCATION (%)

Financials	30.6
Consumer Discretionary	17.8
Consumer Staples	15.6
Information Technology	14.2
Health Care	6.7
Utilities	4.2
Telecommunication Services	3.6
Energy	1.8
Materials	1.4
Industrials	1.3
Cash and Other Assets, Less Liabilities	2.8

MARKET CAP EXPOSURE (%)7

Large Cap (over $5B)	63.6
Mid Cap ($1B–$5B)	31.4
Small Cap (under $1B)	2.2
Cash and Other Assets, Less Liabilities	2.8

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 31

Matthews Pacific Tiger Fund  December 31, 2011

Schedule of Investmentsa

COMMON EQUITIES: 97.2%

	Shares	Value
CHINA/HONG KONG: 30.1%
Dairy Farm International Holdings, Ltd.	12,770,946	$119,152,926
Hang Lung Group, Ltd.	18,314,000	100,334,857
China Mobile, Ltd. ADR	2,063,150	100,042,143
Tingyi (Cayman Islands) Holding Corp.	30,096,000	91,451,291
Ping An Insurance Group Co. of China, Ltd. H Shares	12,304,500	81,115,340
Hengan International Group Co., Ltd.	7,996,000	74,795,844
Lenovo Group, Ltd.	105,568,000	70,409,476
Digital China Holdings, Ltd.	43,173,000	66,927,989
Swire Pacific, Ltd. A Shares	5,433,500	65,587,339
China Resources Enterprise, Ltd.	18,852,000	64,687,997
Sinopharm Group Co., Ltd. H Shares	25,328,800	60,854,867
Hong Kong Exchanges and Clearing, Ltd.	3,664,500	58,553,865
New Oriental Education & Technology Group, Inc. ADR[b]	2,427,600	58,383,780
Baidu, Inc. ADR[b]	497,700	57,967,119
China Resources Land, Ltd.	35,544,000	57,114,969
Shangri-La Asia, Ltd.	31,457,333	54,274,491
Dongfeng Motor Group Co., Ltd. H Shares	30,440,000	52,205,701
Ctrip.com International, Ltd. ADR[b]	2,190,350	51,254,190
China Vanke Co., Ltd. B Shares	48,875,258	48,330,284
China Merchants Bank Co., Ltd. H Shares	22,182,350	44,841,101
Tencent Holdings, Ltd.	2,011,900	40,436,947
Li & Fung, Ltd.	16,052,000	29,720,568
Total China/Hong Kong		1,448,443,084
SOUTH KOREA: 17.6%
Dongbu Insurance Co., Ltd.	2,876,690	133,680,521
Samsung Electronics Co., Ltd.	119,904	110,292,251
Hyundai Mobis	412,719	104,860,326
Cheil Worldwide, Inc.†	5,916,350	97,417,950
Green Cross Corp.†	684,049	86,777,171
POSCO	195,584	64,804,069
Yuhan Corp.†	584,138	64,689,901
Amorepacific Corp.	67,652	61,779,438
NHN Corp.[b]	239,802	43,949,774
Himart Co., Ltd.[b]	550,939	38,793,009
MegaStudy Co., Ltd.†	396,412	37,891,085
Total South Korea		844,935,495
INDIA: 13.8%
ITC, Ltd.	21,185,000	80,303,936
Tata Power Co., Ltd.	45,550,140	74,837,581
Sun Pharmaceutical Industries, Ltd.	7,476,815	70,065,662
HDFC Bank, Ltd.	8,635,920	69,414,226
Kotak Mahindra Bank, Ltd.	8,542,491	69,258,441
Housing Development Finance Corp.	5,560,685	68,276,898
Infosys, Ltd.	848,401	44,215,743
Container Corp. of India, Ltd.	2,788,081	44,048,582
Titan Industries, Ltd.	13,593,760	43,772,394
Dabur India, Ltd.	20,061,776	37,569,789
Sun TV Network, Ltd.	4,752,590	24,543,787
Larsen & Toubro, Ltd.	1,094,599	20,501,702
Infosys, Ltd. ADR	219,611	11,283,613
HDFC Bank, Ltd. ADR	319,500	8,396,460
Total India		666,488,814
	Shares	Value
INDONESIA: 9.7%
PT Astra International	14,665,230	$119,683,156
PT Bank Central Asia	115,688,500	102,068,707
PT Perusahaan Gas Negara	288,646,500	101,070,045
PT Indofood CBP Sukses Makmur	118,570,500	67,997,419
PT Telekomunikasi Indonesia	80,460,500	62,558,205
PT Telekomunikasi Indonesia ADR	375,700	11,549,018
Total Indonesia		464,926,550
TAIWAN: 8.6%
President Chain Store Corp.	19,439,608	105,932,670
Synnex Technology International Corp.	43,147,354	104,166,966
Delta Electronics, Inc.	34,496,000	82,027,544
Yuanta Financial Holding Co., Ltd.[b]	133,911,782	68,329,107
Taiwan Semiconductor Manufacturing Co., Ltd.	20,423,513	51,127,920
Total Taiwan		411,584,207
THAILAND: 7.1%
Bank of Ayudhya Public Co., Ltd.	163,168,600	114,812,771
Central Pattana Public Co., Ltd.	81,096,100	97,032,576
PTT Exploration & Production Public Co., Ltd.	16,225,000	86,653,328
Land & Houses Public Co., Ltd.	184,186,600	35,903,252
Land & Houses Public Co., Ltd. NVDR	41,810,900	8,150,144
Total Thailand		342,552,071
MALAYSIA: 5.8%
Genting BHD	41,440,500	143,799,842
Public Bank BHD	22,511,386	95,016,513
Top Glove Corp. BHD	25,175,960	39,709,716
Total Malaysia		278,526,071
PHILIPPINES: 2.3%
SM Prime Holdings, Inc.	373,559,417	113,350,006
Total Philippines		113,350,006
SINGAPORE: 1.2%
Keppel Land, Ltd.	17,737,000	30,358,228
Hyflux, Ltd.	28,487,280	26,465,574
Total Singapore		56,823,802
VIETNAM: 1.0%
Vietnam Dairy Products JSC	11,404,435	46,288,684
Total Vietnam		46,288,684

32 MATTHEWS ASIA FUNDS

Matthews Pacific Tiger Fund  December 31, 2011

Schedule of Investmentsa (continued)

COMMON EQUITIES (continued)

Value
TOTAL INVESTMENTS: 97.2%	$4,673,918,784
(Cost $3,801,595,285c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 2.8%	135,812,428
NET ASSETS: 100.0%	$4,809,731,212

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 2-A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $3,802,857,887 and net unrealized appreciation consists of:

Gross unrealized appreciation	$1,190,489,244
Gross unrealized depreciation	(319,428,347)
Net unrealized appreciation	$871,060,897

†  Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR  American Depositary Receipt

BHD  Berhad

JSC  Joint Stock Co.

NVDR  Non-voting Depositary Receipt

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 33

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Richard H. Gao

Lead Manager

Henry Zhang, CFA

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MCHFX	MICFX
CUSIP	577130701	577130818
Inception	2/19/98	10/29/10
NAV	$21.51	$21.49
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.13%	0.96%

Portfolio Statistics

Total # of Positions	61
Net Assets	$2.1 billion
Weighted Average Market Cap	$27.2 billion
Portfolio Turnover	8.43%[2]

Benchmark

MSCI China Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in China and Taiwan. China includes its administrative and other districts, such as Hong Kong.

1  Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2011 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews China Fund

Portfolio Manager Commentary

For the year ending December 31, 2011, the Matthews China Fund declined –18.93% (Investor Class) and –18.80% (Institutional Class), while its benchmark, the MSCI China Index, declined –18.24%. For the fourth quarter, the Fund gained 6.21% (Investor Class) and 6.24% (Institutional Class), while the benchmark returned 8.11%.

2011 was a tough year for China. The country faced challenges in trying to prevent high rates of inflation from impacting the overall economy while, at the same time, maintaining growth at a reasonable rate. Europe's worsening sovereign debt crisis as well as the uncertainties in the U.S. economic recovery added to difficulties for policymakers. China's equity market fell sharply during the year in response to the declining operating environment at both the macroeconomic and corporate level.

China's economic conditions began seeing improvements in the fourth quarter, with inflation trending down after it peaked in August. The consumer price index declined to 4.2% in November, from 6.5% in August. This easing of inflation gave the government some much-needed room to loosen its monetary policy. The central bank subsequently cut its reserve ratio by 50 basis points (0.50%)—its first reduction since December of 2008—ending a nearly three-year tightening cycle.

Throughout the year, China managed to keep its economy from overheating and set the stage for a soft landing. Despite this achievement, banking and property sectors face a number of issues. Banks are expected to see a sharp rise in nonperforming loans as a result of rapid loan growth from prior years and the lack of proper risk management. On the property side, prices and transaction volumes began declining in major Chinese cities, beginning in the fourth quarter. We expect that this may significantly impact the overall economy as the sector plays a critical role in China.

Given the volatile market conditions and economic uncertainties, the Fund turned slightly more defensive during the year by increasing exposure to sectors such as utilities and telecom, which provided the portfolio with some cushion. Cheung Kong Infrastructure Holdings, a Hong Kong-based infrastructure company with investments ranging from toll roads and power plants to energy and cement, was the top contributor to portfolio performance. The company's strong cash flow from its various infrastructure projects has served as a good stabilizer for the portfolio.

Meanwhile, growth companies are still our main focus, and we continue to find growth even in this bearish environment. Our position in Sands China, a Macau casino and gaming company, has benefited from Macau's booming travel and leisure business. Macau's gaming revenue has become number one in the world as it is China's only legal gambling destination. As Macau's largest casino resort, Sands China is attracting an increasing influx of mainland Chinese tourists, and we believe these growth prospects are sustainable.

By sector, we maintained a lower weighting in financials (which includes banks and property-related firms) than the benchmark. Although banks reported strong earnings in 2011, we believe bank asset quality will decline in 2012, and the property sector will continue to slow to a more comfortable level for authorities. We are also aware that the valuations of the banks and property companies have come down to attractive levels,

(continued)

34 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2011

			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Investor Class (MCHFX)	6.21%	-18.93%	18.72%	7.77%	15.04%	10.96%	2/19/98
Institutional Class (MICFX)	6.24%	-18.80%	n.a.	n.a.	n.a.	-17.43%	10/29/10
MSCI China Index[3]	8.11%	-18.24%	11.71%	2.64%	15.15%	2.39%[4]
Lipper China Region Funds Category Average[5]	4.41%	-24.00%	12.62%	0.75%	10.51%	7.40%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 69 for index definition.

4  Calculated from 2/28/98.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	% of Net Assets
China Mobile, Ltd.	Telecommunication Services	3.9%
Cheung Kong Infrastructure Holdings, Ltd.	Utilities	3.3%
Tingyi (Cayman Islands) Holding Corp.	Consumer Staples	3.2%
Digital China Holdings, Ltd.	Information Technology	2.6%
ZTE Corp.	Information Technology	2.5%
New Oriental Education & Technology Group, Inc.	Consumer Discretionary	2.4%
Hong Kong & China Gas Co., Ltd.	Utilities	2.4%
Hengan International Group Co., Ltd.	Consumer Staples	2.4%
Li & Fung, Ltd.	Consumer Discretionary	2.2%
Tsingtao Brewery Co., Ltd.	Consumer Staples	2.2%
% OF ASSETS IN TOP TEN		27.1%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 35

SECTOR ALLOCATION (%)

Consumer Discretionary	23.1
Financials	18.3
Consumer Staples	13.2
Information Technology	12.4
Industrials	8.8
Energy	7.7
Utilities	6.5
Telecommunication Services	5.4
Health Care	2.7
Cash and Other Assets, Less Liabilities	1.9

MARKET CAP EXPOSURE (%)8

Large Cap (over $5B)	71.1
Mid Cap ($1B–$5B)	22.6
Small Cap (under $1B)	4.4
Cash and Other Assets, Less Liabilities	1.9

8  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews China Fund

Portfolio Manager Commentary (continued)

which in some cases reflects more than the underlying risks. We will continue to evaluate the sector and consider emerging opportunities.

Some of the biggest detractors to performance during the year came from the portfolio's small- and mid-capitalization holdings—an area in which the Fund has traditionally been overweight. Smaller companies are particularly sensitive to cost increases and margin squeezes. The operating environment for small- and medium-sized enterprises was among the worst we have seen in recent years. Smaller firms were impacted by rising raw material prices and labor costs, while at the same time their ability to increase product prices was often capped by government regulations and weaker demand. This occurred across many different sectors during the year, and affected the performance of smaller companies across the entire portfolio. We will maintain our approach of seeking growth companies in their initial stages of development, and believe that solid companies can survive this challenging stage to become even stronger over the long term.

During the year, we remained fully invested and focused on domestic consumer-related areas. We trimmed the financial sector holdings in the portfolio and added select consumer companies as their valuations became attractive. As previously mentioned, we increased our weightings in the telecommunication services and utilities sectors to offset market volatility. The portfolio's weighting in the industrial sector has lessened as we exited some positions in this area.

Looking forward, we believe that China is on track to achieve a soft landing. As inflationary pressures subside, the government will be better able to loosen monetary policy and guide the economy to a stable growth stage. However, policy risk is still a main concern, as it has become increasingly difficult for policymakers to adopt efficient monetary and fiscal policies given the situation in the property market and uncertainties in the global economy. On the corporate side, we believe companies should start to see a more favorable operating environment compared to last year. Overall, China's growth should gradually become less dependent on fixed asset investments and exports, and increasingly reliant on domestic consumption, especially from services-oriented areas, and we will continue to position the portfolio to benefit from this trend.

36 MATTHEWS ASIA FUNDS

Matthews China Fund  December 31, 2011

Schedule of Investments

COMMON EQUITIES: CHINA/HONG KONG: 98.1%

	Shares	Value
CONSUMER DISCRETIONARY: 23.1%
Hotels, Restaurants & Leisure: 7.6%
Cafe' de Coral Holdings, Ltd.	18,286,100	$41,909,276
Sands China, Ltd.[a]	12,995,600	36,728,223
Shangri-La Asia, Ltd.	18,365,400	31,686,499
Home Inns & Hotels Management, Inc. ADR[a]	1,028,646	26,539,067
Ctrip.com International, Ltd. ADR[a]	1,032,000	24,148,800
		161,011,865
Multiline Retail: 3.7%
Golden Eagle Retail Group, Ltd.	22,334,000	47,218,124
Parkson Retail Group, Ltd.	25,515,000	31,275,307
		78,493,431
Diversified Consumer Services: 2.4%
New Oriental Education & Technology Group, Inc. ADR[a]	2,163,100	52,022,555
Distributors: 2.2%
Li & Fung, Ltd.	25,750,400	47,677,330
Automobiles: 2.2%
Dongfeng Motor Group Co., Ltd. H Shares	27,500,000	47,163,495
Specialty Retail: 2.1%
Belle International Holdings, Ltd.	25,710,000	44,821,853
Textiles, Apparel & Luxury Goods: 1.7%
Ports Design, Ltd.	14,983,500	22,649,073
Li Ning Co., Ltd.	12,019,000	9,548,223
Glorious Sun Enterprises, Ltd.	12,108,000	3,710,380
		35,907,676
Media: 1.2%
Television Broadcasts, Ltd.	4,082,000	24,755,002
Total Consumer Discretionary		491,853,207
FINANCIALS: 18.3%
Real Estate Management & Development: 6.6%
Hang Lung Group, Ltd.	7,779,000	42,617,934
China Vanke Co., Ltd. B Shares	35,309,598	34,915,885
China Resources Land, Ltd.	21,384,000	34,361,538
Swire Pacific, Ltd. A Shares	2,411,500	29,109,021
		141,004,378
Commercial Banks: 6.0%
China Merchants Bank Co., Ltd. H Shares	20,530,614	41,502,155
BOC Hong Kong Holdings, Ltd.	14,555,500	34,483,712
China Construction Bank Corp. H Shares	48,747,660	34,019,045
Agricultural Bank of China, Ltd. H Shares	39,880,000	17,150,259
		127,155,171
	Shares	Value
Insurance: 4.0%
Ping An Insurance Group Co. of China, Ltd. H Shares	6,711,500	$44,244,431
China Life Insurance Co., Ltd. H Shares	13,332,000	32,958,360
China Life Insurance Co., Ltd. ADR	181,300	6,702,661
		83,905,452
Diversified Financial Services: 1.7%
Hong Kong Exchanges and Clearing, Ltd.	2,268,200	36,242,837
Total Financials		388,307,838
CONSUMER STAPLES: 13.2%
Food & Staples Retailing: 4.4%
China Resources Enterprise, Ltd.	13,032,000	44,717,483
Lianhua Supermarket Holdings Co., Ltd. H Shares†	28,947,800	37,011,260
Sun Art Retail Group, Ltd.[a]	9,443,000	11,805,878
		93,534,621
Food Products: 4.2%
Tingyi (Cayman Islands) Holding Corp.	22,209,000	67,485,438
China Yurun Food Group, Ltd.	16,111,000	21,158,834
		88,644,272
Household & Personal Products: 2.4%
Hengan International Group Co., Ltd.	5,351,000	50,054,097
Beverages: 2.2%
Tsingtao Brewery Co., Ltd. H Shares	8,609,000	47,663,971
Total Consumer Staples		279,896,961
INFORMATION TECHNOLOGY: 12.4%
Internet Software & Services: 3.6%
NetEase.com, Inc. ADR[a]	644,700	28,914,795
Tencent Holdings, Ltd.	1,399,500	28,128,390
Sina Corp.[a]	392,900	20,430,800
		77,473,985
Electronic Equipment, Instruments & Components: 2.6%
Digital China Holdings, Ltd.	35,162,000	54,509,113
Communications Equipment: 2.5%
ZTE Corp. H Shares	16,751,104	52,518,397
Computers & Peripherals: 2.2%
Lenovo Group, Ltd.	65,394,000	43,615,085
TPV Technology, Ltd.	18,960,000	3,466,536
		47,081,621
Software: 1.5%
Kingdee International Software Group Co., Ltd.	117,728,800	31,680,940
Total Information Technology		263,264,056

matthewsasia.com | 800.789.ASIA 37

Matthews China Fund  December 31, 2011

Schedule of Investments (continued)

COMMON EQUITIES: CHINA/HONG KONG (continued)

	Shares	Value
INDUSTRIALS: 8.8%
Machinery: 3.3%
CSR Corp., Ltd. H Shares	51,450,000	$29,412,870
Sany Heavy Equipment International Holdings Co., Ltd.	26,607,500	21,685,870
China National Materials Co., Ltd. H Shares	55,910,000	19,868,617
		70,967,357
Transportation Infrastructure: 2.7%
China Merchants Holdings International Co., Ltd.	12,340,581	35,830,364
Yuexiu Transport Infrastructure, Ltd.	50,775,000	22,227,873
		58,058,237
Airlines: 1.6%
Air China, Ltd. H Shares	45,027,900	33,278,416
Industrial Conglomerates: 1.2%
NWS Holdings, Ltd.	16,914,914	24,915,229
Total Industrials		187,219,239
ENERGY: 7.7%
Oil, Gas & Consumable Fuels: 5.8%
China Shenhua Energy Co., Ltd. H Shares	10,233,500	44,404,109
CNOOC, Ltd.	24,068,000	42,083,208
China Petroleum & Chemical Corp. (Sinopec) H Shares	34,312,000	36,094,178
		122,581,495
Energy Equipment & Services: 1.9%
China Oilfield Services, Ltd. H Shares	26,168,000	41,307,610
Total Energy		163,889,105
UTILITIES: 6.5%
Electric Utilities: 3.3%
Cheung Kong Infrastructure Holdings, Ltd.	11,956,500	70,046,191
Gas Utilities: 2.4%
Hong Kong & China Gas Co., Ltd.	22,147,218	51,328,757
Independent Power Producers & Energy Traders: 0.8%
China Longyuan Power Group Corp. H Shares	20,724,000	16,196,879
Total Utilities		137,571,827
TELECOMMUNICATION SERVICES: 5.4%
Wireless Telecommunication Services: 3.9%
China Mobile, Ltd.	5,666,583	55,377,340
China Mobile, Ltd. ADR	570,500	27,663,545
		83,040,885
Diversified Telecommunication Services: 1.5%
China Communications Services Corp., Ltd. H Shares	71,554,000	32,245,642
Total Telecommunication Services		115,286,527
	Shares	Value
HEALTH CARE: 2.7%
Health Care Providers & Services: 1.5%
Sinopharm Group Co., Ltd. H Shares	12,780,400	$30,706,134
Health Care Equipment & Supplies: 1.2%
Mindray Medical International, Ltd. ADR	1,016,868	26,072,496
Total Health Care		56,778,630
TOTAL INVESTMENTS: 98.1%		2,084,067,390
(Cost $1,850,383,046b)
CASH AND OTHER ASSETS, LESS LIABILITIES: 1.9%		40,542,387
NET ASSETS: 100.0%		$2,124,609,777

a  Non-income producing security.

b  Cost for federal income tax purposes is $1,852,627,595 and net unrealized appreciation consists of:

Gross unrealized appreciation	$420,233,705
Gross unrealized depreciation	(188,793,910)
Net unrealized appreciation	$231,439,795

†  Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR  American Depositary Receipt

See accompanying notes to financial statements.

38 MATTHEWS ASIA FUNDS

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Sharat Shroff, CFA

Lead Manager

Sunil Asnani

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MINDX	MIDNX
CUSIP	577130859	577130768
Inception	10/31/05	10/29/10
NAV	$13.59	$13.61
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.18%	0.99%

Portfolio Statistics

Total # of Positions	47
Net Assets	$586.3 million
Weighted Average Market Cap	$7.2 billion
Portfolio Turnover	3.51%[2]

Benchmark

Bombay Stock Exchange 100 Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in publicly traded common stocks, preferred stocks and convertible securities of companies located in India.

1  Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2011 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews India Fund

Portfolio Manager Commentary

For the year ending December 31 2011, the Matthews India Fund declined by –36.48% (Investor Class) and –36.35% (Institutional Class), while its benchmark, the Bombay Stock Exchange 100 Index fell –36.66%—its second-largest yearly decline in the past two decades. During the fourth quarter, the Fund returned –17.06% (Investor Class) and –16.99% (Institutional Class), while the benchmark fell –15.04%. Relative to the U.S. dollar, the Indian rupee was among the weakest currencies in Asia, depreciating by 15.8% in 2011. Concerns over a worsening fiscal deficit, and the impending maturity of more than an estimated US$100 billion in external debt are likely to continue to be an overhang for the rupee over the medium term.

No doubt these are disappointing results, but we remain optimistic over the long-term opportunities India presents. India's decline during the year could not be blamed largely on weakness in Europe or elsewhere. Its decline was driven primarily by the country's internal problems including the government's inability to emphatically deal with recent governance debacles or to take the lead in implementing a second phase of reforms. These issues have created risks for India's long-term growth prospects. The promise of initial reforms that began two decades ago led to expectations that the economy could achieve double-digit growth. Now, in contrast, there are widespread concerns of a structural decline sending the growth rate back to mid-single digits. The change in perception was enough to squeeze India's valuation premium, and the most pronounced declines were seen in smaller to mid-sized equities.

While the Fund is agnostic to the size of a company, we have long found better risk-reward characteristics within smaller to mid-sized Indian companies. The portfolio's greater relative allocation to these companies was a significant source of negative returns during the year.

The biggest source of negative returns during the year was the portfolio's exposure to the financials sector, most notably to public sector banks. Rising interest rates, delays in infrastructure project completions and some unhealthy lending practices were the primary reasons for the increase in nonperforming loans. While many of the challenges facing the banking sector are widespread, it is important to underscore that two of the portfolio's holdings, HDFC Bank and Kotak Mahindra Bank, have been relatively successful in avoiding the surge in nonperforming loans. The Fund's allocation to financials is largely unchanged although our holdings in this area are more concentrated as we believe that stronger balance sheets may yield better pricing power in a more rational operating environment. In spite of their relative premiums in valuation, the stocks of HDFC and Kotak Mahindra performed better than the rest of the banking sector in 2011. This was a common theme across the rest of the market: cheaper valuations did not provide the protection that may have been expected when compared to more expensive stocks.

Over the past three years, the Fund's allocation to India's industrials sector has risen, and this increase has been predicated on the belief that infrastructure as a percentage of GDP is likely to inch up. In spite of delays and interruptions, the pickup in investment spending has been favorable until recently. The cycle of monetary tightening is only one of the factors slowing progress. In our discussions with management teams, they cite lack of regulatory clarity as a bigger obstacle in undertaking long-gestation infrastructure projects like building roads or erecting power plants. Approvals for basic inputs to a thermal power plant, such as the availability of coal, take much longer as different parts of the government are slow to sign off.

(continued)

matthewsasia.com | 800.789.ASIA 39

PERFORMANCE AS OF DECEMBER 31, 2011

			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	Since Inception	Inception Date
Investor Class (MINDX)	-17.06%	-36.48%	18.42%	0.54%	7.77%	10/31/05
Institutional Class (MIDNX)	-16.99%	-36.35%	n.a.	n.a.	-33.14%	10/29/10
Bombay Stock Exchange 100 Index[3]	-15.04%	-36.66%	14.78%	0.12%	9.47%[4]
Lipper India Region Funds Category Average[5]	-16.00%	-37.65%	13.79%	-3.57%	4.76%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 69 for index definition.

4  Calculated from 10/31/05.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	% of Net Assets
Sun Pharmaceutical Industries, Ltd.	Health Care	4.9%
Exide Industries, Ltd.	Consumer Discretionary	4.2%
Infosys, Ltd.	Information Technology	4.0%
GAIL India, Ltd.	Utilities	3.8%
HDFC Bank, Ltd.	Financials	3.8%
ITC, Ltd.	Consumer Staples	3.7%
Emami, Ltd.	Consumer Staples	3.5%
Asian Paints, Ltd.	Materials	3.5%
Dabur India, Ltd.	Consumer Staples	3.3%
Container Corp. of India, Ltd.	Industrials	3.1%
% OF ASSETS IN TOP TEN		37.8%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

40 MATTHEWS ASIA FUNDS

Matthews India Fund

Portfolio Manager Commentary (continued)

The problem is compounded by the fact that, emboldened by the availability of capital, several companies secured precious resources like coal and land through ambitious bids in 2006 and 2007. Many of these companies have little to no expertise in these areas. Hence, there is a risk that these resources may be wasted or that projects be delayed. Taken together, these developments pose challenges to India's industrial growth, and also risks to the banking sector as cash flows from the projects are likely to be deferred or cancelled. We have added to some of the portfolio's holdings in the infrastructure segment where there have been tangible improvements in operating results.

In the middle of 2010, we gradually began increasing the strategy's allocation to foreign currency convertible bonds (FCCBs) as we believed equity valuations were starting to get extended. The portfolio's FCCB holdings provided some shelter in the downturn. One such holding was repaid in full toward the end of the year, and another holding is approaching maturity in the first quarter of 2012. With the continuing decline in equity prices, we have been trimming our position in FCCBs to allocate to other parts of the portfolio.

Looking ahead, the outlook appears to be difficult on several fronts and there is a growing perception that Indian authorities are slow to take corrective actions. The recent reform of the distribution system for electrical power in an important southern Indian state was carried out after the state-owned utility defaulted on its loan obligations. This kind of brinkmanship is unfortunate, but it also suggests that the government is not completely intransigent. Even some of the less wealthy regions, like the state of Bihar, have shown a willingness to embark on a path of greater accountability to improve living standards for the masses. It remains to be seen if these individual instances of economic reform can seep through the rest of the country.

While inflation in India is moderating, it is still among the highest in Asia, and may prevent the central bank from loosening aggressively should demand conditions taper off sharply. Amid the current environment, it is tempting to eschew investment in India, but that is likely to be shortsighted. It is important to note that several of these aspects are self-inflicted, and can be resolved internally. In spite of the turmoil in Europe, and a weak global environment, there has not been a sharp reversal in capital flows. In fact, foreign direct investment to India continues to grow. The underlying demand remains healthy although it has decreased sequentially. Leverage is still not excessive for households, which means they should be able to absorb external shocks better than many other parts of the world. Valuations are also starting to look attractive again, particularly amid smaller and mid-sized companies. It is a time to invest cautiously, but not fearfully, given an economy with attractive long-term opportunities.

SECTOR ALLOCATION (%)

Financials	22.1
Industrials	16.7
Materials	12.6
Information Technology	11.7
Consumer Staples	10.5
Consumer Discretionary	10.4
Utilities	6.3
Health Care	6.0
Telecommunication Services	2.5
Energy	1.5
Liabilities in Excess of Cash and Other Assets	-0.3

MARKET CAP EXPOSURE (%)7

Large Cap (over $5B)	34.9
Mid Cap ($1B–$5B)	37.9
Small Cap (under $1B)	27.5
Liabilities in Excess of Cash and Other Assets	-0.3

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 41

Matthews India Fund  December 31, 2011

Schedule of Investments

COMMON EQUITIES: 93.5%

	Shares	Value
FINANCIALS: 22.1%
Commercial Banks: 11.6%
HDFC Bank, Ltd.	1,890,165	$15,192,862
ICICI Bank, Ltd.	1,150,000	14,826,240
Allahabad Bank	6,111,668	13,223,438
Corporation Bank	1,489,775	9,820,087
HDFC Bank, Ltd. ADR	264,635	6,954,608
Axis Bank, Ltd.	333,532	5,075,364
ICICI Bank, Ltd. ADR	113,283	2,994,070
		68,086,669
Diversified Financial Services: 4.8%
Kotak Mahindra Bank, Ltd.	2,150,000	17,431,174
Infrastructure Development Finance Co., Ltd.	6,211,855	10,720,582
		28,151,756
Real Estate Management & Development: 2.6%
Ascendas India Trust	29,043,000	15,450,191
Thrifts & Mortgage Finance: 2.6%
Housing Development Finance Corp.	1,225,000	15,041,168
Consumer Finance: 0.5%
Shriram Transport Finance Co., Ltd.	372,977	2,955,793
Total Financials		129,685,577
INDUSTRIALS: 16.7%
Machinery: 7.1%
Ashok Leyland, Ltd.	38,022,554	16,324,531
AIA Engineering, Ltd.	1,902,091	9,708,347
Thermax, Ltd.	1,253,128	9,283,129
Jain Irrigation Systems, Ltd.	3,675,635	5,990,513
		41,306,520
Road & Rail: 3.1%
Container Corp. of India, Ltd.	1,144,180	18,076,773
Electrical Equipment: 2.5%
Crompton Greaves, Ltd.	6,187,500	14,692,473
Industrial Conglomerates: 2.1%
MAX India, Ltd.[a]	4,538,102	12,489,287
Transportation Infrastructure: 1.9%
Gujarat Pipavav Port, Ltd.[a]	11,300,000	11,362,772
Total Industrials		97,927,825
INFORMATION TECHNOLOGY: 11.7%
IT Services: 6.5%
CMC, Ltd.	970,418	14,503,733
Infosys, Ltd. ADR	238,179	12,237,637
Infosys, Ltd.	218,281	11,376,055
		38,117,425
Internet Software & Services: 3.0%
Info Edge India, Ltd.	1,662,489	17,761,287

	Shares	Value
Software: 2.2%
Polaris Financial Technology, Ltd.	4,400,318	$10,258,156
Financial Technologies India, Ltd.	240,752	2,405,933
		12,664,089
Total Information Technology		68,542,801
CONSUMER STAPLES: 10.5%
Personal Products: 6.8%
Emami, Ltd.	3,202,712	20,571,416
Dabur India, Ltd.	10,404,430	19,484,428
		40,055,844
Tobacco: 3.7%
ITC, Ltd.	5,720,000	21,682,252
Total Consumer Staples		61,738,096
CONSUMER DISCRETIONARY: 10.4%
Media: 5.2%
Sun TV Network, Ltd.	2,745,127	14,176,652
Jagran Prakashan, Ltd.	6,595,207	12,083,865
Dish TV India, Ltd.[a]	3,868,505	4,283,365
		30,543,882
Auto Components: 4.2%
Exide Industries, Ltd.	12,511,491	24,749,687
Textiles, Apparel & Luxury Goods: 1.0%
Titan Industries, Ltd.	1,738,820	5,599,063
Total Consumer Discretionary		60,892,632
MATERIALS: 9.5%
Chemicals: 6.2%
Asian Paints, Ltd.	421,000	20,551,348
Castrol India, Ltd.	1,976,301	15,513,060
		36,064,408
Construction Materials: 1.8%
Grasim Industries, Ltd.	224,459	10,519,204
Metals & Mining: 1.5%
NMDC, Ltd.	2,995,923	9,077,187
Total Materials		55,660,799
HEALTH CARE: 6.0%
Pharmaceuticals: 6.0%
Sun Pharmaceutical Industries, Ltd.	3,092,300	28,978,121
Cipla India, Ltd.	988,275	5,953,285
Total Health Care		34,931,406
UTILITIES: 5.1%
Gas Utilities: 3.8%
GAIL India, Ltd.	3,094,751	22,357,616
Electric Utilities: 1.3%
CESC, Ltd.	2,037,015	7,725,352
Total Utilities		30,082,968

42 MATTHEWS ASIA FUNDS

Matthews India Fund  December 31, 2011

Schedule of Investments (continued)

COMMON EQUITIES (continued)

	Shares	Value
ENERGY: 1.5%
Oil, Gas & Consumable Fuels: 1.5%
Reliance Industries, Ltd.	650,742	$8,491,322
Total Energy		8,491,322
TOTAL COMMON EQUITIES		547,953,426
(Cost $636,914,073)

CORPORATE BONDS: 6.8%

	Face Amount	Value
MATERIALS: 3.1%
Metals & Mining: 3.1%
Welspun Corp., Ltd., Cnv. 4.500%, 10/17/14	$15,200,000	$11,856,000
Sesa Goa, Ltd., Cnv. 5.000%, 10/31/14	8,500,000	6,698,000
Total Materials		18,554,000
TELECOMMUNICATION SERVICES: 2.5%
Wireless Telecommunication Services: 2.5%
Reliance Communications, Ltd., Cnv. 0.000%, 03/01/12	12,200,000	14,746,750
Total Telecommunication Services		14,746,750
UTILITIES: 1.2%
Electric Utilities: 1.2%
Tata Power Co., Ltd., Cnv. 1.750%, 11/21/14	7,700,000	6,918,450
Total Utilities		6,918,450
TOTAL CORPORATE BONDS		40,219,200
(Cost $50,703,673)
TOTAL INVESTMENTS: 100.3%		588,172,626
(Cost $687,617,746b)
LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS: (0.3%)		(1,915,928)
NET ASSETS: 100.0%		$586,256,698

a  Non-income producing security.

b  Cost for federal income tax purposes is $688,646,744 and net unrealized depreciation consists of:

Gross unrealized appreciation	$58,066,436
Gross unrealized depreciation	(158,540,554)
Net unrealized depreciation	($100,474,118)

ADR  American Depositary Receipt

Cnv.  Convertible

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 43

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Taizo Ishida

Lead Manager

Kenichi Amaki

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MJFOX	MIJFX
CUSIP	577130800	577130792
Inception	12/31/98	10/29/10
NAV	$11.34	$11.34
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.22%	1.07%

Portfolio Statistics

Total # of Positions	56
Net Assets	$131.7 million
Weighted Average Market Cap	$13.2 billion
Portfolio Turnover	34.94%[2]

Benchmarks

MSCI Japan Index

Tokyo Stock Price Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Japan.

1  Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2011 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Japan Fund

Portfolio Manager Commentary

For the year ending December 31, 2011, the Matthews Japan Fund declined –7.72% (Investor and Institutional Class), while its benchmark, the MSCI Japan Index lost –14.19%. For the fourth quarter, the Fund returned –3.16% (Investor and Institutional Class), compared with –3.85% for the benchmark.

For Japan, the year 2011 will be remembered as one plagued by natural disasters. The catastrophic damages triggered by the Tohoku region earthquake and tsunami in March claimed the lives of close to 20,000 people, destroyed over 350,000 homes, inflicted damage estimated at US$200 to 300 billion and triggered a serious nuclear crisis. In the fall, Japanese manufacturing took a major hit from massive floods in Thailand that forced the closure of many Japanese manufacturing plants based there. In recent years, Thailand has become an increasingly important production hub for a number of Japanese manufacturers, especially in the automotive and technology sectors. The natural disasters that battered these areas remind us of how vulnerable modern economies can be to such uncommon yet severe risks.

External uncertainties also greatly impacted markets in 2011. The prolonged European debt crisis and inconsistent recovery in the U.S. economy placed serious constraints on global demand. Tighter monetary policy in China also put the brakes on Asia's growth engine. Such uncertainties led investors to seek out Japan's yen as a safe haven, given the relatively mature nature of the Japanese economy combined with its enormous external credit position and ample market liquidity. During the year, the yen appreciated more than 5% against the U.S. dollar and nearly 9% against the euro. Currency strength supports returns for U.S. dollar-based investors, but it also cuts into the competitiveness of domestic manufacturing. On the other hand, Japanese companies, well-known for their cash-rich balance sheets, utilized the strong currency to execute a record US$86 billion worth of cross-border mergers and acquisitions. Though the task of integrating these acquisitions remains, these are a positive step toward better utilization of excess capital.

The Fund's primary focus is to generate excess returns from bottom-up stock picking. We believe that a select group of Japanese companies with unique business models, innovative technologies or distinctive brands can achieve growth and deliver attractive returns despite an adverse macroeconomic environment in the domestic market. Our research process is centered on identifying individual investment opportunities on a bottom-up basis, rather than making bets based on sectors.

In terms of relative performance against the benchmark, our investment approach worked well over the course of the year. Stock selection was the primary driver, accounting for the majority of this outperformance. Our strategic decision to avoid investments in the utilities sector, which was punished severely in the aftermath of the March earthquake and subsequent nuclear issues, also helped Fund performance.

By sector, health care was the top contributor to Fund performance. Small-capitalization medical device firm Asahi Intecc maintained healthy growth due to rising demand for its innovative products. Eisai, a pharmaceutical company well-known as the developer of the Alzheimer's

(continued)

44 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2011

			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Investor Class (MJFOX)	-3.16%	-7.72%	6.69%	-4.98%	3.44%	3.40%	12/31/98
Institutional Class (MIJFX)	-3.16%	-7.72%	n.a.	n.a.	n.a.	2.24%	10/29/10
MSCI Japan Index[3]	-3.85%	-14.19%	1.81%	-6.43%	3.12%	0.87%[4]
Tokyo Stock Price Index[3]	-3.98%	-12.05%	1.78%	-6.06%	3.26%	1.23%[4]
Lipper Japanese Funds Category Average[5]	-3.24%	-9.81%	3.75%	-5.42%	3.17%	2.25%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted montly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 69 for index definitions.

4  Calculated from 12/31/98.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	% of Net Assets
ITOCHU Corp.	Industrials	4.1%
Rinnai Corp.	Consumer Discretionary	3.7%
Nissan Motor Co., Ltd.	Consumer Discretionary	3.5%
Rakuten, Inc.	Consumer Discretionary	3.3%
Marubeni Corp.	Industrials	3.1%
Nidec Corp.	Industrials	3.1%
ORIX Corp.	Financials	3.0%
Toyota Motor Corp.	Consumer Discretionary	2.8%
Osaka Securities Exchange Co., Ltd.	Financials	2.7%
NTT DoCoMo, Inc.	Telecommunication Services	2.7%
% OF ASSETS IN TOP TEN		32.0%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 45

SECTOR ALLOCATION (%)

Consumer Discretionary	26.0
Industrials	22.0
Information Technology	17.5
Financials	12.1
Health Care	9.8
Materials	4.6
Telecommunication Services	4.1
Consumer Staples	3.9
Cash and Other Assets, Less Liabilities	0.0

MARKET CAP EXPOSURE (%)7

Large Cap (over $5B)	51.8
Mid Cap ($1B–$5B)	21.5
Small Cap (under $1B)	26.8
Cash and Other Assets, Less Liabilities	0.0

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Japan Fund

Portfolio Manager Commentary (continued)

treatment Aricept, also performed well thanks to stronger-than-expected demand for another product—a new breast cancer treatment.

On the other hand, the financial sector was the largest detractor to Fund performance in 2011. The global financial sector in general struggled due to the challenges arising from the European debt crisis. Japanese financial institutions have historically had little exposure to Europe and are fundamentally quite insulated from sovereign debt issues, but stocks performed poorly nonetheless. Additionally, real estate stocks were also weak in the aftermath of the earthquake and rising concerns that rents may fall again as a result of a large supply of new office space that will likely become available in early 2012. Real estate asset manager Kenedix performed poorly because of such concerns, and we continue to monitor the situation closely.

Our position in Elpida Memory, the world's third-largest dynamic random-access memory (DRAM) manufacturer had the largest negative effect on performance over the year. Our investment thesis was that Elpida could overcome the challenges it faced in its conventional DRAM business by making an aggressive shift into mobile DRAM, which commands a higher price and where Elpida has industry-leading technology. However, the external environment turned decisively negative as the yen strengthened significantly over the summer, while at the same time, Elpida's main competitors in Korea enjoyed the benefits of a weak currency. Given the change in the external environment, we deemed that our investment thesis was unachievable and thus, exited this position toward the end of the year.

Our strategic allocation to Internet stocks was a large positive contributor in 2011. We believe that Internet companies represent a new breed of Japanese companies, achieving growth by developing unique services and creating value by realizing operational efficiencies. Given the size of the Japanese economy and low penetration rate of such services, we believe Japanese Internet companies can sustain growth over the mid-term. Social gaming company Gree, online payment solution provider GMO Payment Gateway and e-commerce company Kakaku.com were among the top contributors to Fund performance during the year.

Trading companies ITOCHU and Marubeni remain prominent long-term positions within the portfolio. Japanese trading companies have evolved in quite a unique way, given the purpose they served over the past century as the facilitator of trade, finance and investment on a global scale. Over the past decade, they have adapted their business models and balance sheets to better serve the growth in Asia by procuring resources such as minerals, energy and food. Combined with historically low valuations, we believe trading companies can be an attractive way to gain exposure to the long-term growth of Asia.

Looking forward, we are encouraged with the progress and the pace of the progress that Japanese companies have made in overcoming the major disasters of 2011. We remain optimistic that we can identify attractive investment opportunities among select Japanese companies that exhibit the ability to find new avenues of growth. Although we remain sensitive to the challenges posed by the strong yen and Europe's debt issues, the long-term fundamentals for select Japanese companies remain strong.

46 MATTHEWS ASIA FUNDS

Matthews Japan Fund  December 31, 2011

Schedule of Investments

COMMON EQUITIES: 100.0%

	Shares	Value
CONSUMER DISCRETIONARY: 26.0%
Automobiles: 6.2%
Nissan Motor Co., Ltd.	512,300	$4,605,841
Toyota Motor Corp.	109,000	3,632,389
		8,238,230
Household Durables: 5.3%
Rinnai Corp.	67,700	4,846,395
HAJIME CONSTRUCTION Co., Ltd.	102,200	2,100,564
		6,946,959
Specialty Retail: 5.3%
Fast Retailing Co., Ltd.	16,300	2,964,791
Asahi Co., Ltd.	106,100	2,271,701
Point, Inc.	40,140	1,705,311
		6,941,803
Internet & Catalog Retail: 4.4%
Rakuten, Inc.	3,987	4,288,991
Start Today Co., Ltd.	62,300	1,457,741
		5,746,732
Auto Components: 1.7%
Nifco, Inc.	78,800	2,202,141
Diversified Consumer Services: 1.7%
Benesse Holdings, Inc.	45,500	2,201,994
Media: 1.4%
COOKPAD, Inc.	87,000	1,921,528
Total Consumer Discretionary		34,199,387
INDUSTRIALS: 22.0%
Trading Companies & Distributors: 7.2%
ITOCHU Corp.	532,800	5,413,143
Marubeni Corp.	667,000	4,064,220
		9,477,363
Machinery: 5.8%
Harmonic Drive Systems, Inc.	97,900	1,882,448
EVA Precision Industrial Holdings, Ltd.	7,104,000	1,719,610
FANUC Corp.	10,900	1,668,208
Komatsu, Ltd.	56,300	1,315,885
Nabtesco Corp.	60,000	1,093,673
		7,679,824
Commercial Services & Supplies: 3.2%
JP-Holdings, Inc.	267,800	2,626,855
Oyo Corp.	144,800	1,666,790
		4,293,645
Electrical Equipment: 3.1%
Nidec Corp.	46,500	4,041,640
Construction & Engineering: 2.7%
JGC Corp.	83,000	1,992,776
Toshiba Plant Systems & Services Corp.	154,000	1,562,609
		3,555,385
Total Industrials		29,047,857
	Shares	Value
INFORMATION TECHNOLOGY: 17.5%
Electronic Equipment, Instruments & Components: 8.3%
Kyocera Corp.	35,200	$2,830,817
Murata Manufacturing Co., Ltd.	55,000	2,826,101
Keyence Corp.	8,097	1,952,453
Hitachi, Ltd.	367,000	1,926,309
Hamamatsu Photonics, K.K.	40,100	1,403,005
		10,938,685
Internet Software & Services: 5.5%
Gree, Inc.	85,200	2,935,565
Kakaku.com, Inc.	58,600	2,148,489
Dena Co., Ltd.	69,700	2,090,909
		7,174,963
IT Services: 2.0%
GMO Payment Gateway, Inc.	654	2,672,249
Computers & Peripherals: 1.7%
Toshiba Corp.	544,000	2,226,322
Total Information Technology		23,012,219
FINANCIALS: 12.1%
Diversified Financial Services: 5.7%
ORIX Corp.	47,990	3,965,394
Osaka Securities Exchange Co., Ltd.	621	3,566,091
		7,531,485
Insurance: 2.7%
Sony Financial Holdings, Inc.	151,700	2,234,998
Anicom Holdings, Inc.[a]	194,000	1,330,804
		3,565,802
Real Estate Investment Trusts: 2.6%
United Urban Investment Corp., REIT	1,747	1,981,462
Industrial & Infrastructure Fund Investment Corp., REIT	282	1,390,399
		3,371,861
Real Estate Management & Development: 1.1%
Kenedix, Inc.[a]	11,562	1,503,646
Total Financials		15,972,794
HEALTH CARE: 9.8%
Health Care Equipment & Supplies: 3.5%
Sysmex Corp.	75,700	2,466,618
Asahi Intecc Co., Ltd.	93,200	2,112,953
		4,579,571
Pharmaceuticals: 3.2%
Eisai Co., Ltd.	66,100	2,735,202
Otsuka Holdings Co., Ltd.	53,900	1,515,390
		4,250,592

matthewsasia.com | 800.789.ASIA 47

Matthews Japan Fund  December 31, 2011

Schedule of Investments (continued)

COMMON EQUITIES (continued)

	Shares	Value
Health Care Providers & Services: 3.1%
Ship Healthcare Holdings, Inc.	125,100	$2,733,769
Message Co., Ltd.	418	1,308,796
		4,042,565
Total Health Care		12,872,728
MATERIALS: 4.6%
Chemicals: 3.1%
JSR Corp.	86,800	1,601,351
Denki Kagaku Kogyo, K.K.	419,000	1,551,448
Kanto Denka Kogyo Co., Ltd.	266,000	978,017
		4,130,816
Metals & Mining: 1.5%
Hitachi Metals, Ltd.	177,000	1,924,763
Total Materials		6,055,579
TELECOMMUNICATION SERVICES: 4.1%
Wireless Telecommunication Services: 4.1%
NTT DoCoMo, Inc.	1,911	3,513,141
KDDI Corp.	301	1,935,754
Total Telecommunication Services		5,448,895
CONSUMER STAPLES: 3.9%
Food & Staples Retailing: 1.5%
Daikokutenbussan Co., Ltd.	66,600	1,920,904
Household Products: 1.4%
Pigeon Corp.	45,000	1,832,857
Tobacco: 1.0%
Japan Tobacco, Inc.	290	1,363,908
Total Consumer Staples		5,117,669
TOTAL INVESTMENTS: 100.0%		131,727,128
(Cost $126,882,393b)
CASH AND OTHER ASSETS, LESS LIABILITIES: (0.0%)		(56,333)
NET ASSETS: 100.0%		$131,670,795

a  Non-income producing security.

b  Cost for federal income tax purposes is $127,683,940 and net unrealized appreciation consists of:

Gross unrealized appreciation	$15,394,074
Gross unrealized depreciation	(11,350,886)
Net unrealized appreciation	$4,043,188

REIT  Real Estate Investment Trust

See accompanying notes to financial statements.

48 MATTHEWS ASIA FUNDS

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

J. Michael Oh, CFA

Lead Manager

Michael B. Han, CFA

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MAKOX	MIKOX
CUSIP	577130305	577130826
Inception	1/3/95	10/29/10
NAV	$4.59	$4.61
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.18%	1.07%

Portfolio Statistics

Total # of Positions	54
Net Assets	$156.7 million
Weighted Average Market Cap	$24.8 billion
Portfolio Turnover	30.13%[2]

Benchmark

Korea Composite Stock Price Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in South Korea.

1  Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2011 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Korea Fund

Portfolio Manager Commentary

For the year ending December 31, 2011, the Matthews Korea Fund declined –6.45% (Investor Class) and –6.05% (Institutional Class), while its benchmark, the Korea Composite Stock Price Index, fell –13.01%. During the fourth quarter, the Fund gained 8.55% (Investor Class) and 8.77% (Institutional Class) while the benchmark returned 5.37%.

2011 was a challenging year for Korea as its equity market was affected by a series of external events. During the first half of the year, the market was hurt by upheavals in the Middle East and a devastating earthquake and nuclear crisis in Japan. During the second half, the Korean market remained volatile as a result of Europe's ongoing sovereign debt crisis, which is likely to continue impacting the market in 2012. The domestic market remained relatively healthy despite shocks to investor sentiment from these external factors. Consumer sentiment continued to improve throughout the year with high-end product segments experiencing healthy growth in consumption.

By sector, industrials performed poorly during the year. In particular, the shipbuilding industry saw a severe downturn as global demand for ships remained low. Demand in this area will likely continue to be weak over the short term given uncertainties in the global economy. The portfolio's underweight in industrial sector holdings is the primary reason for the Fund's relative outperformance against the benchmark.

Our focus on consumer-related and technology businesses also helped Fund performance for the year. In fact, the largest contribution came from consumer discretionary and consumer staples, as businesses that derive the majority of their revenue from Korea's domestic market performed relatively well. During the year, we saw strong performance by Korean automakers that did well on the back of increasing global market share—largely the result of improved product quality and brand image. Kia Motors, for example, was one of the top contributors to Fund performance during the year. Once nearly bankrupt during the Asia Financial Crisis of 1997-1998, Kia underwent corporate restructuring after its acquisition by Hyundai Motor. Since then, the firm has increasingly gained market share both domestically and globally by rolling out new products with progressive designs and improved quality. The weakness of the Korean won in 2011 also helped the company's competitiveness in the global market.

In 2011, we saw Korean companies advance their brands in the international marketplace as uncertainties over the global economy, especially in Europe and other developed countries, created opportunities as consumers became more value-conscious. Those in developed markets who have traditionally shunned Korean brands have begun to look at Korean products in a new light. Even in the Japanese market, where Korean companies previously had little to no success in marketing consumer electronics, they have made inroads. Samsung Electronics, which pulled out of Japan's TV market in 2007, is reportedly planning to re-enter the market next year, helped by its success in Japan's smartphone market.

One notable trend we have seen is the strong performance of small- to medium-sized Korean companies in the international market place, especially in emerging countries. Korea's major conglomerates, known as chaebol, have long enjoyed global market success, but we are now seeing

(continued)

matthewsasia.com | 800.789.ASIA 49

PERFORMANCE AS OF DECEMBER 31, 2011

			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Investor Class (MAKOX)	8.55%	-6.45%	22.92%	0.89%	12.81%	5.04%	1/3/95
Institutional Class (MIKOX)	8.77%	-6.05%	n.a.	n.a.	n.a.	1.66%	10/29/10
Korea Composite Stock Price Index[3]	5.37%	-13.01%	23.22%	1.77%	13.73%	2.67%[4]
Lipper Pacific ex Japan Funds Category Average[5]	4.84%	-17.17%	19.63%	2.72%	10.98%	4.65%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 69 for index definition.

4  Calculated from 12/31/94.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	% of Net Assets
Samsung Electronics Co., Ltd.	Information Technology	15.1%
Kia Motors Corp.	Consumer Discretionary	3.8%
Dongbu Insurance Co., Ltd.	Financials	3.1%
Hyundai Mobis	Consumer Discretionary	2.9%
POSCO	Materials	2.8%
Hyundai Motor Co., Ltd., 2nd Pfd.	Consumer Discretionary	2.8%
Shinhan Financial Group Co., Ltd.	Financials	2.6%
LG Chem, Ltd.	Materials	2.5%
Orion Corp.	Consumer Staples	2.4%
Hyundai Motor Co.	Consumer Discretionary	2.3%
% OF ASSETS IN TOP TEN		40.3%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

50 MATTHEWS ASIA FUNDS

Matthews Korea Fund

Portfolio Manager Commentary (continued)

many smaller firms also gaining traction overseas. For example, Orion, a dominant domestic snack and confectionery maker, was a top contributor to Fund performance during the year. The firm has been successful in entering and building a sizable presence in emerging markets such as Russia, Vietnam and China.

Korean banks were among the biggest detractors to Fund performance during the year due to the instability in Europe—a key source for U.S. dollar funding for these banks. Korean banks were also impacted by a heightened regulatory environment and weak loan growth. As a result, we trimmed some positions in this segment during the year. However, we maintain an exposure to Korean banks due to their attractive valuations, and will continue to monitor developments in the country's financial regulatory environment.

In December, long-time North Korea ruler Kim Jong Il died from a heart attack, leaving control of the country to his son, Kim Jong Un. As North Korea remains one of the world's most secretive regimes, little is known about Kim Jong Un and it is still unclear how this transfer of power will impact the contentious relationship between North and South Korea. North Korea has long posed a key risk not only to South Korean markets, but to the world. While we hope the new leadership will mark the start of a more open approach to the country's relations in the region, as well as to its economic policy, it is still unclear what, if any, changes may occur. Any positive sign of policy change toward a more open North Korean economy could provide a significant boost to the region's stability and to the Korean peninsula.

Looking ahead, uncertainties related to both North Korea and the situation in Europe remain key risks. Higher-than-expected inflation is also a possibility. Additionally, two major upcoming elections in South Korea—including the presidential election—will be closely watched for any changes to the country's economic policy that may impact its equity market.

While the year was challenging not only for Korea but for equity markets globally, Korea appeared to weather the storm relatively better than others in the region. We believe this is partly due to Korea's experience of having undergone its own past economic crisis and painful restructuring to become more efficient and focused on research and development. We believe that Korean companies can maintain and continue to improve their global competitiveness. The Fund will continue to seek sustainable growth opportunities primarily among the consumer, financials and technology sectors.

SECTOR ALLOCATION (%)

Consumer Discretionary	27.7
Information Technology	21.3
Financials	18.2
Materials	9.5
Consumer Staples	8.7
Industrials	8.2
Health Care	2.3
Energy	1.8
Telecommunication Services	0.8
Cash and Other Assets, Less Liabilities	1.5

MARKET CAP EXPOSURE (%)7

Large Cap (over $5B)	58.2
Mid Cap ($1B–$5B)	26.6
Small Cap (under $1B)	13.7
Cash and Other Assets, Less Liabilities	1.5

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 51

Matthews Korea Fund  December 31, 2011

Schedule of Investmentsa

COMMON EQUITIES: SOUTH KOREA: 93.6%

	Shares	Value
CONSUMER DISCRETIONARY: 24.9%
Automobiles: 6.1%
Kia Motors Corp.	103,191	$5,987,940
Hyundai Motor Co.	19,084	3,534,885
		9,522,825
Auto Components: 5.0%
Hyundai Mobis	17,635	4,480,559
Hankook Tire Co., Ltd.	75,650	2,975,038
Motonic Corp.	64,140	395,921
		7,851,518
Hotels, Restaurants & Leisure: 4.1%
Shinsegae Food Co., Ltd.	48,757	3,318,317
Modetour Network, Inc.	121,727	2,555,552
Grand Korea Leisure Co., Ltd.	38,920	616,055
		6,489,924
Multiline Retail: 3.4%
Hyundai Department Store Co., Ltd.	21,169	3,000,250
Hyundai Greenfood Co., Ltd.	107,530	1,509,476
Shinsegae Co., Ltd.	3,605	767,518
		5,277,244
Media: 3.0%
Cheil Worldwide, Inc.	147,400	2,427,072
CJ CGV Co., Ltd.[b]	95,010	2,200,651
		4,627,723
Internet & Catalog Retail: 2.1%
Hyundai Home Shopping Network Corp.	29,102	3,365,815
Specialty Retail: 1.2%
Himart Co., Ltd.[b]	27,206	1,915,643
Total Consumer Discretionary		39,050,692
INFORMATION TECHNOLOGY: 21.3%
Semiconductors & Semiconductor Equipment: 15.1%
Samsung Electronics Co., Ltd.	25,776	23,709,743
Internet Software & Services: 3.5%
NHN Corp.[b]	18,127	3,322,231
Daum Communications Corp.	20,239	2,111,061
		5,433,292
Electronic Equipment, Instruments & Components: 2.4%
Samsung Electro-Mechanics Co., Ltd.	31,392	2,122,296
Uju Electronics Co., Ltd.[b]	81,898	1,656,698
		3,778,994
Software: 0.3%
Neowiz Games Corp.[b]	10,390	390,139
Total Information Technology		33,312,168

	Shares	Value
FINANCIALS: 16.6%
Insurance: 7.0%
Dongbu Insurance Co., Ltd.	105,574	$4,906,051
Samsung Fire & Marine Insurance Co., Ltd.	16,514	3,028,337
Hyundai Marine & Fire Insurance Co., Ltd.	100,220	3,006,474
		10,940,862
Commercial Banks: 5.6%
Shinhan Financial Group Co., Ltd.	118,134	4,085,100
Hana Financial Group, Inc.	81,800	2,534,762
KB Financial Group, Inc.	66,416	2,097,218
		8,717,080
Capital Markets: 3.3%
Kiwoom Securities Co., Ltd.	73,593	3,502,808
Samsung Securities Co., Ltd.	39,559	1,702,195
		5,205,003
Diversified Financial Services: 0.7%
NICE Information Service Co., Ltd.	58,009	1,179,883
Total Financials		26,042,828
MATERIALS: 9.0%
Chemicals: 5.5%
LG Chem, Ltd.	14,419	3,976,128
OCI Materials Co., Ltd.	36,680	2,536,345
KPX Chemical Co., Ltd.	26,763	1,342,041
Hyosung Corp.	15,864	738,896
		8,593,410
Metals & Mining: 3.5%
POSCO ADR	53,500	4,392,350
Poongsan Corp.	48,870	1,114,520
		5,506,870
Total Materials		14,100,280
CONSUMER STAPLES: 8.7%
Food Products: 3.7%
Orion Corp.	6,414	3,774,906
Binggrae Co., Ltd.	38,038	1,968,441
		5,743,347
Household Products: 2.0%
LG Household & Health Care, Ltd.	7,574	3,205,620
Personal Products: 1.9%
Amorepacific Corp.	3,248	2,966,056
Tobacco: 1.1%
KT&G Corp.	25,024	1,768,189
Total Consumer Staples		13,683,212

52 MATTHEWS ASIA FUNDS

Matthews Korea Fund  December 31, 2011

Schedule of Investmentsa (continued)

COMMON EQUITIES: SOUTH KOREA (continued)

	Shares	Value
INDUSTRIALS: 8.2%
Construction & Engineering: 3.4%
Samsung Engineering Co., Ltd.	16,051	$2,810,607
Hyundai Engineering & Construction Co., Ltd.	40,892	2,504,400
		5,315,007
Building Products: 1.5%
KCC Corp.	9,584	2,377,720
Commercial Services & Supplies: 1.5%
KEPCO Plant Service & Engineering Co., Ltd.	63,968	2,293,371
Industrial Conglomerates: 1.1%
Samsung Techwin Co., Ltd.	37,016	1,712,676
Electrical Equipment: 0.7%
LS Corp.	16,737	1,106,339
Total Industrials		12,805,113
HEALTH CARE: 2.3%
Pharmaceuticals: 2.3%
Dong-A Pharmaceutical Co., Ltd.	28,095	2,166,376
Yuhan Corp.	12,848	1,422,842
Total Health Care		3,589,218
ENERGY: 1.8%
Oil, Gas & Consumable Fuels: 1.8%
SK Innovation Co., Ltd.	23,074	2,848,919
Total Energy		2,848,919
TELECOMMUNICATION SERVICES: 0.8%
Diversified Telecommunication Services: 0.8%
KT Corp.	39,384	1,221,283
Total Telecommunication Services		1,221,283
TOTAL COMMON EQUITIES		146,653,713
(Cost $108,193,414)

PREFERRED EQUITIES: SOUTH KOREA: 4.9%

	Shares	Value
CONSUMER DISCRETIONARY: 2.8%
Automobiles: 2.8%
Hyundai Motor Co., Ltd., 2nd Pfd.	74,665	$4,356,758
Total Consumer Discretionary		4,356,758
FINANCIALS: 1.6%
Insurance: 1.6%
Samsung Fire & Marine Insurance Co., Ltd., Pfd.	39,684	2,531,922
Total Financials		2,531,922
MATERIALS: 0.5%
Chemicals: 0.5%
LG Chem, Ltd., Pfd.	8,580	801,622
Total Materials		801,622
TOTAL PREFERRED EQUITIES		7,690,302
(Cost $6,465,996)

TOTAL INVESTMENTS: 98.5%	154,344,015
(Cost $114,659,410c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 1.5%	2,355,614
NET ASSETS: 100.0%	$156,699,629

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 2-A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $115,190,514 and net unrealized appreciation consists of:

Gross unrealized appreciation	$46,492,168
Gross unrealized depreciation	(7,338,667)
Net unrealized appreciation	$39,153,501

ADR  American Depositary Receipt

Pfd.  Preferred

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 53

ASIA SMALL COMPANY STRATEGIES

PORTFOLIO MANAGERS

Lydia So

Lead Manager

Michael B. Han, CFA

Co-Manager

FUND FACTS

Investor Class
Ticker	MSMLX
CUSIP	577125206
Inception	9/15/08
NAV	$14.77
Initial Investment	$2,500
Gross Expense Ratio[1]	1.52%

Portfolio Statistics

Total # of Positions	72
Net Assets	$258.9 million
Weighted Average Market Cap	$1.1 billion
Portfolio Turnover	19.97%[2]

Benchmark

MSCI AC Asia ex Japan Small Cap Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of small companies located in Asia, excluding Japan.

1  Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2011 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Asia Small Companies Fund

Portfolio Manager Commentary

For the year ending December 31, 2011, the Matthews Asia Small Companies Fund declined –20.03%, while its benchmark, the MSCI All Country Asia ex Japan Small Cap Index, fell –26.66%. For the fourth quarter, the Fund was nearly flat at 0.01% while its benchmark slipped –0.72%.

The performance of Asian equity markets was somewhat muted during the fourth quarter following the severe sell-off in the previous quarter as investors remained wary of Europe's sovereign debt issues and depressed economic outlook. In addition, fears of an ongoing slowdown in China and the deterioration of India's macroeconomics conditions hurt investor sentiment, especially in the small-cap universe. With the decreased risk appetite, IPO activity subsided compared to the same period in 2010. Concerns over access to funding and a pullback in consumer demand also further intensified. Small-cap companies in the MSCI All Country Asia ex Japan Small Cap Index continued to underperform their large-cap counterparts, as represented by the MSCI All Country Asia ex Japan Large Cap Index, throughout the year.

For most of the year, as Europe's woes were the main cause of market volatility globally, the effects of aggressive monetary tightening in China dominated the tone of the marketplace. Asia's own internal issues included political scandals in India, economic devastation from severe flooding in Thailand and uncertainties surrounding the political succession in North Korea. Conversely, several Southeast Asian nations, such as Indonesia, the Philippines and Malaysia, attracted more domestic and foreign investments due to constructive administrative measures—a bright spot amid the region's lackluster performance during the year.

Our portfolio is positioned to invest in more domestically oriented consumer stocks. However, the Fund was not immune to broad-based sell-offs, particularly in the third quarter, which accounted for the bulk of the absolute negative performance in 2011. On a country basis, China and India were the Fund's worst performers for the year. The sell-off in India was comprehensive as many companies increasingly found themselves in a more challenging operating environment with rising input and financing costs. The portfolio's long-standing overweight in India along with the sharp depreciation of the Indian currency, starting from about mid-year, hurt Fund performance. The performance of our holdings in China was weakened due to similar concerns as well as negative investor sentiment following scandals involving Chinese companies listed through reverse mergers on U.S. and Canadian exchanges. However, the Fund's bottom-up stock selection accounted for the Fund's relative outperformance against the benchmark.

By sector, the portfolio's technology-related names were the worst performers due to margin pressure and a gloomy outlook for demand in electronic products globally. Two Taiwanese holdings, Wah Lee, a distributor of upstream technology materials and components, and TXC Corp., a passive component manufacturer, performed poorly, mainly as a result of the poor macroeconomic uncertainty. Other performance detractors included holdings in economically sensitive areas, such as automotives, industrials, and fixed asset investments, on concerns over slower consumer spending and business investment. In addition, our only

(continued)

54 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2011

			Average Annual Total Returns
	3 Months	1 Year	3 Years	Since Inception 9/15/08
Investor Class (MSMLX)	0.01%	-20.03%	30.06%	18.27%
MSCI AC Asia ex Japan Small Cap Index[3]	-0.72%	-26.66%	24.95%	9.26%
Lipper Pacific ex Japan Funds Category Average[4]	4.84%	-17.17%	19.63%	9.53%[5]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 69 for index definition.

4  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

5  Calculated from 9/30/08.

TOP TEN HOLDINGS6

	Country	% of Net Assets
St. Shine Optical Co., Ltd.	Taiwan	3.1%
Towngas China Co., Ltd.	China/Hong Kong	2.2%
Dongbu Insurance Co., Ltd.	South Korea	2.2%
Yip's Chemical Holdings, Ltd.	China/Hong Kong	2.0%
Trinity, Ltd.	China/Hong Kong	2.0%
Pacific Hospital Supply Co., Ltd.	Taiwan	2.0%
KFC Holdings Malaysia BHD	Malaysia	2.0%
Vinda International Holdings, Ltd.	China/Hong Kong	2.0%
Dialog Group BHD	Malaysia	1.9%
PT Nippon Indosari Corpindo	Indonesia	1.9%
% OF ASSETS IN TOP TEN		21.3%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 55

COUNTRY ALLOCATION (%)

China/Hong Kong	30.2
India	15.7
Taiwan	15.7
South Korea	13.0
Malaysia	8.3
Indonesia	7.7
Thailand	4.6
Singapore	2.9
Cash and Other Assets, Less Liabilities	1.9

SECTOR ALLOCATION (%)

Consumer Discretionary	21.4
Information Technology	16.8
Industrials	16.5
Financials	13.8
Health Care	10.5
Consumer Staples	8.7
Materials	8.2
Utilities	2.2
Cash and Other Assets, Less Liabilities	1.9

MARKET CAP EXPOSURE (%)7,8

Large Cap (over $5B)	0.0
Mid Cap ($1B–$5B)	44.0
Small Cap (under $1B)	54.1
Cash and Other Assets, Less Liabilities	1.9

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

8  The Fund defines Small Companies as companies with market capitalization generally between $100 million and $3 billion.

Matthews Asia Small Companies Fund

Portfolio Manager Commentary (continued)

Chinese real estate holding, KWG Property Holdings, fell along with the severe sell-off of the Chinese real estate sector due to well-publicized concerns over this market.

Investors also sold off Xingda International Holdings, a Chinese manufacturer of radial tire cords, in anticipation of a slowdown in industrial activity and lower near-term demand for both commercial and passenger vehicles in China. Despite these concerns, we continue to hold our position in Xingda as its competitive positioning in the marketplace has remained intact and the firm should be poised to benefit from the anticipated ongoing growth of auto ownership in China.

Our holdings in Indonesia, Malaysia and Korea contributed positively during this challenging year. AKR Corporindo, an Indonesian distributor of chemical products; Dialog Group, a Malaysian oil and gas service provider; and Cheil Worldwide, Korea's largest advertising agency, all generated sizable gains. These companies are examples of stock selection helping relative performance. In general, these companies share similar attributes, including strong balance sheets, a consistency in execution and sustained competitive advantage in the marketplace. We continue to seek quality companies, preferably with domestically oriented revenue streams, and to diversify our industry exposure across the region. This strategy has been our core approach since the Fund's inception and we believe this has helped navigate through the volatile investment universe.

Unfortunately, not all of our longer-term holdings performed in line with our initial investment thesis. We exited Ming Fai International Holdings, a Hong Kong manufacturer of hotel and airline amenity products, due to concerns over the diversification from their core business. The company expanded into cosmetics retailing in China via an acquisition about midway through 2011. While the firm's growth potential may likely be vast, we are concerned that Ming Fai's management lacks the bandwidth and expertise to manage a retail franchise in a rather competitive landscape.

Looking ahead, we believe that the operating environment will become more challenging as consumers and businesses are turning more cautious. At this juncture, weaker companies will have a hard time competing and sustaining growth. We believe that quality companies with solid track records and financial strength will be beneficiaries of market consolidation and become stronger over time. There remain structural growth opportunities in areas such as the development of the region's service industries. Identifying companies with sound business models and financial discipline will continue to be critical to our long-term strategy.

56 MATTHEWS ASIA FUNDS

Matthews Asia Small Companies Fund  December 31, 2011

Schedule of Investmentsa

COMMON EQUITIES: 98.1%

	Shares	Value
CHINA/HONG KONG: 30.2%
Towngas China Co., Ltd.	10,342,000	$5,592,718
Yip's Chemical Holdings, Ltd.	7,020,000	5,287,642
Trinity, Ltd.	7,310,000	5,270,775
Vinda International Holdings, Ltd.	3,977,000	5,105,283
Dah Chong Hong Holdings, Ltd.	3,713,000	4,374,366
Comba Telecom Systems Holdings, Ltd.	5,376,011	4,333,148
Lee's Pharmaceutical Holdings, Ltd.	9,485,000	3,480,577
Dalian Port PDA Co., Ltd. H Shares	12,828,000	3,121,690
Xingda International Holdings, Ltd.	6,922,000	3,119,383
Minth Group, Ltd.	3,276,000	3,074,967
Fook Woo Group Holdings, Ltd.[b,c]	24,622,000	3,040,262
AAC Technologies Holdings, Inc.	1,352,000	3,035,933
Hengdeli Holdings, Ltd.	9,000,000	2,943,373
Kosmopolito Hotels International, Ltd.	19,052,000	2,919,151
Xinyi Glass Holdings, Ltd.	5,056,000	2,903,427
Silver Base Group Holdings, Ltd.	3,394,000	2,753,097
PCD Stores Group, Ltd.	18,274,900	2,517,722
Singamas Container Holdings, Ltd.	13,176,000	2,493,848
KWG Property Holding, Ltd.	7,206,000	2,430,886
Kingdee International Software Group Co., Ltd.	8,083,600	2,175,305
China Kanghui Holdings, Inc. ADR[b]	147,400	2,172,676
TAL Education Group ADR[b]	172,362	1,721,896
Wasion Group Holdings, Ltd.	5,652,000	1,673,783
Shenguan Holdings Group, Ltd.	2,798,000	1,621,173
E-Commerce China Dangdang, Inc. ADR[b]	241,700	1,063,480
Total China/Hong Kong		78,226,561
INDIA: 15.7%
GlaxoSmithKline Consumer Healthcare, Ltd.	94,290	4,510,845
Page Industries, Ltd.	95,185	4,290,808
Ipca Laboratories, Ltd.	808,208	4,198,177
CRISIL, Ltd.	243,954	4,069,651
Gujarat Pipavav Port, Ltd.[b]	3,539,124	3,558,784
CMC, Ltd.	220,478	3,295,234
Federal Bank, Ltd.	479,245	3,039,445
Emami, Ltd.	463,360	2,976,219
Castrol India, Ltd.	368,744	2,894,472
Polaris Financial Technology, Ltd.	1,138,850	2,654,922
AIA Engineering, Ltd.	500,705	2,555,618
Exide Industries, Ltd.	829,267	1,640,420
India Infoline, Ltd.	1,268,196	1,040,014
Total India		40,724,609
TAIWAN: 15.7%
St. Shine Optical Co., Ltd.	763,492	8,068,874
Pacific Hospital Supply Co., Ltd.	2,079,155	5,266,726
Simplo Technology Co., Ltd.	785,310	4,590,636
Synnex Technology International Corp.	1,861,523	4,494,116
Wah Lee Industrial Corp.	3,689,000	4,386,010
TXC Corp.	3,784,792	4,337,405
Chroma ATE, Inc.	1,969,081	3,862,856
Formosa International Hotels Corp.	284,717	3,686,022
WT Microelectronics Co., Ltd.	1,559,000	2,013,174
Total Taiwan		40,705,819
	Shares	Value
SOUTH KOREA: 13.0%
Dongbu Insurance Co., Ltd.	119,833	$5,568,670
Cheil Worldwide, Inc.	265,635	4,373,916
POSCO Chemtech Co., Ltd.	25,812	4,118,435
KEPCO Plant Service & Engineering Co., Ltd.	111,147	3,984,825
Pyeong Hwa Automotive Co., Ltd.	270,521	3,696,408
OCI Materials Co., Ltd.	51,861	3,586,080
Modetour Network, Inc.	142,281	2,987,065
Kiwoom Securities Co., Ltd.	62,505	2,975,052
Korea Zinc Co., Ltd.	8,661	2,287,127
Total South Korea		33,577,578
MALAYSIA: 8.3%
KFC Holdings Malaysia BHD	4,263,860	5,165,054
Dialog Group BHD	5,829,338	4,836,328
Alliance Financial Group BHD	3,609,900	4,498,140
KPJ Healthcare BHD	2,689,800	3,988,032
LPI Capital BHD	737,500	3,145,426
Total Malaysia		21,632,980
INDONESIA: 7.7%
PT Nippon Indosari Corpindo	13,130,500	4,814,879
PT Bank Tabungan Pensiunan Nasional[b]	12,828,500	4,810,245
PT Jasa Marga	9,869,000	4,571,249
PT AKR Corporindo	12,888,000	4,299,553
PT Sumber Alfaria Trijaya	3,540,500	1,542,319
Total Indonesia		20,038,245
THAILAND: 4.6%
Dynasty Ceramic Public Co., Ltd.	2,445,800	4,690,044
Tisco Financial Group Public Co., Ltd.	3,535,100	4,257,807
SNC Former Public Co., Ltd.	4,103,900	2,848,666
Total Thailand		11,796,517
SINGAPORE: 2.9%
Amtek Engineering, Ltd.	6,245,000	2,840,715
CSE Global, Ltd.	4,514,000	2,610,154
Petra Foods, Ltd.	1,378,000	1,965,460
Total Singapore		7,416,329

matthewsasia.com | 800.789.ASIA 57

Matthews Asia Small Companies Fund  December 31, 2011

Schedule of Investmentsa (continued)

COMMON EQUITIES (continued)

Value
TOTAL INVESTMENTS: 98.1%	$254,118,638
(Cost $292,033,922d)

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.9%	4,825,104
NET ASSETS: 100.0%	$258,943,742

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 2-A).

b  Non-income producing security.

c  Illiquid security.

d  Cost for federal income tax purposes is $292,069,205 and net unrealized depreciation consists of:

Gross unrealized appreciation	$23,796,708
Gross unrealized depreciation	(61,747,275)
Net unrealized depreciation	($37,950,567)

ADR  American Depositary Receipt

BHD  Berhad

See accompanying notes to financial statements.

58 MATTHEWS ASIA FUNDS

ASIA SMALL COMPANY STRATEGIES

PORTFOLIO MANAGERS

Richard H. Gao

Lead Manager

Henry Zhang, CFA

Co-Manager

FUND FACTS

Investor Class
Ticker	MCSMX
CUSIP	577125404
Inception	5/31/11
NAV	$7.04
Initial Investment	$2,500
Gross Expense Ratio[1]	5.32%
After Fee Waiver, Reimbursement and Recoupment	2.00%

Portfolio Statistics

Total # of Positions	46
Net Assets	$4.5 million
Weighted Average Market Cap	$1.3 billion
Portfolio Turnover	6.08%[2]

Benchmark

MSCI China Small Cap Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of small companies located in China and Taiwan. China includes its administrative and other districts, such as Hong Kong.

1  Gross annual operating expenses for the Fund for 2011 are annualized. The Advisor has contractually agreed to waive certain fees and reimburse certain expenses for Matthews China Small Companies Fund. Please see page 108 for additional information. Matthews Asia Funds does not charge 12b-1 fees.

2  Not annualized. The Fund commenced operations on May 31, 2011.

Matthews China Small Companies Fund

Portfolio Manager Commentary

The Matthews China Small Companies Fund was launched on May 31, 2011. From its inception through December 31, 2011, the Fund declined –29.51%, while its benchmark, the MSCI China Small Cap Index, dropped –35.00%. For the fourth quarter, the Fund rose 4.58%, while the benchmark gained 1.32%.

Over the course of 2011, China's economy faced some challenges. Although domestic retail sales and fixed-asset investments demonstrated robust growth, exports suffered due to the global economic slowdown. Investors were cautious over China's growth prospects, especially in light of the weakness in the property market, potential issues regarding bank loan quality and prolonged troubles stemming from Europe.

During the fourth quarter, the market rebounded modestly as China's inflation subsided significantly from its high in July, and the central bank announced its first cut of the bank reserve requirement ratio since December 2008. The government's tightening policies appeared to have been effective, evidenced by lower inflation and a slowdown in the property market. While China's monetary policy remained restrictive, policymakers started to shift focus from fighting inflation to maintaining steady economic growth.

Economically sensitive sectors, including industrials and consumer discretionary, staged a strong rebound during the fourth quarter. Their valuations had become attractive relative to their long-term fundamentals following a heavy sell-off in the third quarter. The Fund's overweight in the consumer discretionary sector therefore benefited Fund performance.

Health care was the worst-performing sector for the Fund during the fourth quarter as investors became increasingly concerned over the government's pricing policy for drugs and medical equipment. China Kanghui Holdings, a New York Stock Exchange-listed orthopedic device manufacturer, was among the worst performers, despite its solid operating performance in the past. While it is difficult to predict the real impact from potential government policy changes, we continue to hold this position because of the firm's strong product pipeline, competitive product offerings and solid management.

Amid such a volatile market environment, the Fund remained focused on companies poised to benefit from China's long-term trend of rising household income and growing domestic consumption. Vinda International Holdings, a Hong Kong company that produces various tissue paper products, was one of the top contributors both during the final quarter of the year as well as since the Fund's inception. The company, established in 1985, has an extensive distribution network with approximately 220,000 points of sale, and is one of China's most recognized tissue brands. Given China's currently low per capita tissue usage and rising disposable personal income, the firm is continuing to expand its distribution network and production capacity, and we believe it is well-positioned to benefit from the country's growing tissue paper market.

During the fourth quarter, the Fund initiated a new position in Zhuzhou CSR Times Electric, a Hunan-based electric control equipment manufacturer for trains. The company's stock suffered from a heavy sell-off after the government cut back on investment for high-speed rail construction

(continued)

matthewsasia.com | 800.789.ASIA 59

PERFORMANCE AS OF DECEMBER 31, 2011

		Actual Return, Not Annualized
	3 Months	Since Inception 5/31/11
Investor Class (MCSMX)	4.58%	-29.51%
MSCI China Small Cap Index[3]	1.32%	-35.00%
Lipper China Funds Category Average[4]	4.41%	-25.35%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance, visit matthewsasia.com.

The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 69 for index definition.

4  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS5

	Sector	% of Net Assets
Digital China Holdings, Ltd.	Information Technology	4.3%
Television Broadcasts, Ltd.	Consumer Discretionary	3.6%
Dah Chong Hong Holdings, Ltd.	Consumer Discretionary	3.6%
Towngas China Co., Ltd.	Utilities	3.5%
Wumart Stores, Inc.	Consumer Staples	3.3%
Vinda International Holdings, Ltd.	Consumer Staples	3.3%
Sany Heavy Equipment International Holdings Co., Ltd.	Industrials	3.1%
Trinity, Ltd.	Consumer Discretionary	3.1%
Ajisen China Holdings, Ltd.	Consumer Discretionary	3.1%
Yuexiu Transport Infrastructure, Ltd.	Industrials	3.0%
% OF ASSETS IN TOP TEN		33.9%

5  Holdings may combine more than one security from same issuer and related depositary receipts.

60 MATTHEWS ASIA FUNDS

Matthews China Small Companies Fund

Portfolio Manager Commentary (continued)

in the aftermath of a fatal train collision in the eastern city of Wenzhou. Company valuations became attractive relative to its long-term business fundamentals. While there are some short-term uncertainties related to policies involving China's railway development, we believe the company should benefit from the growing demand for locomotives and the continued process of localization for train components. The firm is well-positioned in the industry given the high barriers to entry in the market and its strong research and development abilities.

Looking ahead, China's economic growth appears to be moderating at a steady pace, and inflation seems to be well contained. In December 2011, China's top leaders set general economic policies for 2012 and emphasized boosting domestic demand to offset export weakness. The government plans to maintain a proactive fiscal policy and prudent monetary policy in the foreseeable future. While long-term wage inflation may pressure businesses, higher wages should help to stimulate domestic consumption and narrow the income gap between the rich and the poor. We believe companies with a sustainable business model, competitive edge and outstanding management will ultimately emerge stronger as weak competitors are consolidated, and we are confident that small companies will continue to benefit from China's ongoing shift to a market economy.

COUNTRY ALLOCATION (%)

China/Hong Kong	93.4
Taiwan	3.5
Cash and Other Assets, Less Liabilities	3.1

SECTOR ALLOCATION (%)

Consumer Discretionary	26.3
Industrials	19.9
Consumer Staples	15.7
Information Technology	14.4
Health Care	7.9
Materials	6.3
Utilities	3.5
Financials	2.9
Cash and Other Assets, Less Liabilities	3.1

MARKET CAP EXPOSURE (%)6,7

Large Cap (over $5B)	0.0
Mid Cap ($1B–$5B)	58.3
Small Cap (under $1B)	38.6
Cash and Other Assets, Less Liabilities	3.1

6  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

7  The Fund defines Small Companies as companies with market capitalization generally between $100 million and $3 billion.

matthewsasia.com | 800.789.ASIA 61

Matthews China Small Companies Fund  December 31, 2011

Schedule of Investmentsa

COMMON EQUITIES: 96.9%

	Shares	Value
CONSUMER DISCRETIONARY: 26.3%
Hotels, Restaurants & Leisure: 6.8%
Ajisen China Holdings, Ltd.	125,000	$137,608
Home Inns & Hotels Management, Inc. ADR[b]	4,300	110,940
Gourmet Master Co., Ltd.	8,400	56,316
		304,864
Distributors: 5.5%
Dah Chong Hong Holdings, Ltd.	136,000	160,225
Sparkle Roll Group, Ltd.	912,000	88,069
		248,294
Textiles, Apparel & Luxury Goods: 4.8%
Trinity, Ltd.	192,000	138,439
Anta Sports Products, Ltd.	63,000	74,871
		213,310
Media: 3.6%
Television Broadcasts, Ltd.	27,000	163,740
Specialty Retail: 2.6%
Hengdeli Holdings, Ltd.	352,000	115,119
Diversified Consumer Services: 1.9%
TAL Education Group ADR[b]	8,600	85,914
Leisure Equipment & Products: 0.6%
Goodbaby International Holdings, Ltd.	98,000	26,750
Multiline Retail: 0.5%
PCD Stores Group, Ltd.	168,000	23,145
Total Consumer Discretionary		1,181,136
INDUSTRIALS: 19.9%
Machinery: 8.9%
Sany Heavy Equipment International Holdings Co., Ltd.	172,000	140,185
Haitian International Holdings, Ltd.	146,000	125,574
China National Materials Co., Ltd. H Shares	217,000	77,115
EVA Precision Industrial Holdings, Ltd.	228,000	55,190
		398,064
Transportation Infrastructure: 4.5%
Yuexiu Transport Infrastructure, Ltd.	312,000	136,585
Dalian Port PDA Co., Ltd. H Shares	270,000	65,704
		202,289
Electrical Equipment: 4.2%
Zhuzhou CSR Times Electric Co., Ltd. H Shares	56,000	122,720
Hangzhou Steam Turbine Co., Ltd. B Shares	60,523	63,978
		186,698
Industrial Conglomerates: 1.2%
Chongqing Machinery & Electric Co., Ltd. H Shares	332,000	54,716
Marine: 1.1%
SITC International Holdings Co., Ltd.	200,000	51,503
Total Industrials		893,270
	Shares	Value
CONSUMER STAPLES: 15.7%
Household Products: 6.4%
Vinda International Holdings, Ltd.	117,000	$150,193
NVC Lighting Holdings, Ltd.	365,000	134,879
		285,072
Food & Staples Retailing: 5.2%
Wumart Stores, Inc. H Shares	72,000	150,367
Lianhua Supermarket Holdings Co., Ltd. H Shares	65,000	83,106
		233,473
Food Products: 4.1%
Shenguan Holdings Group, Ltd.	126,000	73,005
Tenfu Cayman Holdings Co., Ltd.[b]	80,000	56,653
China Fishery Group, Ltd.	80,000	56,127
		185,785
Total Consumer Staples		704,330
INFORMATION TECHNOLOGY: 14.4%
Electronic Equipment, Instruments & Components: 5.1%
Digital China Holdings, Ltd.	124,000	192,228
China High Precision Automation Group, Ltd.[c]	195,000	37,218
		229,446
Semiconductors & Semiconductor Equipment: 4.1%
Spreadtrum Communications, Inc. ADR	5,900	123,192
RDA Microelectronics, Inc. ADR[b]	5,600	61,208
		184,400
Communications Equipment: 2.3%
Comba Telecom Systems Holdings, Ltd.	130,500	105,185
Internet Software & Services: 2.0%
21Vianet Group, Inc. ADR[b]	9,700	88,755
Software: 0.9%
Kingdee International Software Group Co., Ltd.	146,000	39,289
Total Information Technology		647,075
HEALTH CARE: 7.9%
Pharmaceuticals: 3.4%
Sino Biopharmaceutical	444,000	132,058
The United Laboratories International Holdings, Ltd.	36,000	20,720
		152,778
Life Sciences Tools & Services: 2.3%
WuXi PharmaTech Cayman, Inc. ADR[b]	9,600	105,984
Health Care Equipment & Supplies: 2.2%
China Kanghui Holdings, Inc. ADR[b]	6,700	98,758
Total Health Care		357,520

62 MATTHEWS ASIA FUNDS

Matthews China Small Companies Fund  December 31, 2011

Schedule of Investmentsa (continued)

COMMON EQUITIES (continued)

	Shares	Value
MATERIALS: 6.3%
Containers & Packaging: 3.3%
Taiwan Hon Chuan Enterprise Co., Ltd.	54,535	$100,500
Greatview Aseptic Packaging Co., Ltd.[b]	148,000	49,545
		150,045
Chemicals: 2.1%
Yip's Chemical Holdings, Ltd.	126,000	94,906
Metals & Mining: 0.9%
Sinoref Holdings, Ltd.	544,000	38,524
Total Materials		283,475
UTILITIES: 3.5%
Gas Utilities: 3.5%
Towngas China Co., Ltd.	292,000	157,907
Total Utilities		157,907
FINANCIALS: 2.9%
Real Estate Management & Development: 2.9%
China Overseas Grand Oceans Group, Ltd.	149,500	130,894
Total Financials		130,894
TOTAL INVESTMENTS: 96.9%		4,355,607
(Cost $5,610,287d)

CASH AND OTHER ASSETS, LESS LIABILITIES: 3.1%	137,691
NET ASSETS: 100.0%	$4,493,298

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 2-A).

b  Non-income producing security.

c  Illiquid security.

d  Cost for federal income tax purposes is $5,610,287 and net unrealized depreciation consists of:

Gross unrealized appreciation	$54,982
Gross unrealized depreciation	(1,309,662)
Net unrealized depreciation	($1,254,680)

ADR  American Depositary Receipt

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 63

ASIA SPECIALTY STRATEGY

PORTFOLIO MANAGERS

J. Michael Oh, CFA

Lead Manager

Lydia So

Co-Manager

FUND FACTS

Investor Class
Ticker	MATFX
CUSIP	577130883
Inception	12/27/99
NAV	$8.16
Initial Investment	$2,500
Gross Expense Ratio[1]	1.21%

Portfolio Statistics

Total # of Positions	60
Net Assets	$153.3 million
Weighted Average Market Cap	$22.3 billion
Portfolio Turnover	65.47%[2]

Benchmark

MSCI AC Asia IT and Telecom Services Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia that derive more than 50% of their revenues from the sale of products or services in science- and technology-related industries and services.

1  Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2011 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Asia Science and Technology Fund

Portfolio Manager Commentary

For the year ending December 31, 2011, the Matthews Asia Science and Technology Fund declined –17.26%, underperforming its benchmark, the MSCI Asia IT and Telecom Services Index, which lost –12.30%. During the fourth quarter, the Fund gained 2.16%, compared to 2.49% for the benchmark.

2011 was a challenging period for Asia's science and technology industries, which were battered by a variety of factors throughout the year. We began with social unrest in the Middle East dampening investor sentiment early in the year, followed by Japan's devastating natural disasters and nuclear incident. The latter had a more direct impact on the technology sector as the problems disrupted not only regional, but also global technology supply chains. The disruption was most notable in the semiconductor industry in which Japanese companies supply the majority of the world's wafers—the basic material for semiconductor products. Instability resulting from Europe's sovereign debt crisis also hurt information technology demand as well as investor sentiment for the remainder of the year, and the situation is likely to continue to negatively impact the sector into 2012.

The Fund underperformed the benchmark primarily due to its underweight in the telecommunication services sector. In 2011, the telecom services sector outperformed the information technology sector by more than 20%. Telecom services companies tend to perform better in uncertain times due to their stable earnings structure and relatively high dividend yields. However, we continue to maintain an underweight as we do not see substantial long-term growth potential in this sector. We continue to seek more compelling growth opportunities elsewhere.

2011 was a difficult year for Chinese technology companies amid concerns over the country's moderating growth and accounting irregularities at some Chinese firms. While the Fund's Chinese holdings hurt performance, we maintain our overweight in the country as we believe China continues to represent one of the strongest growth prospects in the region, especially in the Internet sector.

The personal computer (PC) industry, which makes up a large part of the Asian technology sector, also had a difficult year and a slowdown in PC sales negatively impacted the sector. Taiwanese technology companies were particularly hurt since Taiwan dominates the manufacture of PCs globally. One of the worst performers in the portfolio during the year was Taiwan's Delta Electronics, which had significant exposure to the PC industry. Despite its recent weakness, Delta Electronics is still one of the most competitive players within the power supply systems segment and should perform well when the PC industry recovers.

Smartphones and tablets were among the few bright spots in the hardware space during the year. The global smartphone market continued to expand rapidly throughout the year, benefiting some component and smartphone makers in Asia. The tablet market also grew with new entrants such as Amazon.com. However, these markets were not big enough to counter the overall slowdown in the technology hardware segment.

(continued)

64 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2011

			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception 12/27/99
Investor Class (MATFX)	2.16%	-17.26%	20.30%	0.70%	7.72%	-1.19%
MSCI AC Asia IT and Telecom Services Index[3]	2.49%	-12.30%	13.44%	-0.51%	4.76%	-4.99%[4]
Lipper Global Sciences and Technology Funds Category Average[5]	4.80%	-8.72%	19.96%	3.68%	4.36%	-3.01%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  Formerly known as MSCI/Matthews Asian Technology Index. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 69 for index definition.

4  Calculated from 12/31/99.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Country	% of Net Assets
Baidu, Inc.	China/Hong Kong	6.9%
Samsung Electronics Co., Ltd.	South Korea	6.3%
Spreadtrum Communications, Inc.	China/Hong Kong	3.1%
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	2.7%
China Mobile, Ltd.	China/Hong Kong	2.6%
Synnex Technology International Corp.	Taiwan	2.4%
Digital China Holdings, Ltd.	China/Hong Kong	2.3%
St. Shine Optical Co., Ltd.	Taiwan	2.3%
Toshiba Corp.	Japan	2.2%
NHN Corp.	South Korea	2.2%
% OF ASSETS IN TOP TEN		33.0%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 65

COUNTRY ALLOCATION (%)7

China/Hong Kong	32.2
South Korea	19.1
Taiwan	19.0
Japan	18.6
India	4.0
United States	2.2
Indonesia	1.8
Malaysia	1.6
Vietnam	0.7
Cash and Other Assets, Less Liabilities	0.8

SECTOR ALLOCATION (%)

Information Technology	58.8
Health Care	10.3
Industrials	9.9
Consumer Discretionary	7.6
Telecommunication Services	6.1
Materials	5.2
Financials	1.3
Cash and Other Assets, Less Liabilities	0.8

MARKET CAP EXPOSURE (%)8

Large Cap (over $5B)	48.3
Mid Cap ($1B–$5B)	20.5
Small Cap (under $1B)	30.4
Cash and Other Assets, Less Liabilities	0.8

7  The United States is not included in the MSCI AC Asia IT and Telecom Services Index.

8  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Asia Science and Technology Fund

Portfolio Manager Commentary (continued)

Regionally, Internet-related industries performed relatively well during the year. Since these businesses tend to be domestic in nature, they can generally withstand global macroeconomic shocks fairly well. The Internet industry has also benefited from the recent expansion of broadband in the region. In addition, e-commerce has continued to expand in Asia, taking market share away from traditional physical retail formats—an ongoing trend. The increasing adoption of smartphones and tablets is expected to benefit Internet-related firms since most mobile users are spending an increasing amount of time online.

On a company basis, two Chinese Internet services firms were the main contributors to Fund performance: Baidu and Sina. China's Internet industry kept up its fast growth during the year despite some concerns over regulatory and corporate governance issues. The Chinese Internet sector remains a core component of the portfolio. During the first half of the year, we exited our position in Sina as its share price experienced significant appreciation.

Going forward, ongoing instability in Europe and any potential volatility stemming from a shift in leadership in North Korea, following Kim Jung Il's death late last year, are likely to be among the key risks for the science and technology sector. Despite the challenging climate, we continue to be optimistic about the long-term outlook for Asia's technology sector. In the past decade, much of Asia's growth was led by capital and labor inputs. We believe that over the next decade, Asia's firms will focus on increasing productivity by employing more technology. For example, with higher-than-expected wage inflation in China, we are seeing more investment in factory automation to replace human labor with robotics. The Fund will continue to look for opportunities in this area, in addition to watching other trends. We will also continue to focus on the expansion of services industries such as new media, IT services and medical technology.

Sector funds may be subject to a higher degree of market risk than diversified funds because of a concentration in a specific sector. The Fund's value may be affected by changes in the science and technology-related industries.

66 MATTHEWS ASIA FUNDS

Matthews Asia Science and Technology Fund  December 31, 2011

Schedule of Investmentsa

COMMON EQUITIES: 99.2%

	Shares	Value
CHINA/HONG KONG: 32.2%
Baidu, Inc. ADR[b]	91,400	$10,645,358
Spreadtrum Communications, Inc. ADR	230,200	4,806,576
China Mobile, Ltd. ADR	83,800	4,063,462
Digital China Holdings, Ltd.	2,320,000	3,596,529
ZTE Corp. H Shares	983,544	3,083,627
Sunny Optical Technology Group Co., Ltd.	11,102,000	2,701,669
21Vianet Group, Inc. ADR[b]	282,701	2,586,714
Sinopharm Group Co., Ltd. H Shares	964,000	2,316,102
AAC Technologies Holdings, Inc.	822,000	1,845,812
Airtac International Group	444,000	1,840,285
WuXi PharmaTech Cayman, Inc. ADR[b]	160,900	1,776,336
NetEase.com, Inc. ADR[b]	38,300	1,717,755
EVA Precision Industrial Holdings, Ltd.	6,274,000	1,518,698
Kingdee International Software Group Co., Ltd.	5,176,000	1,392,867
Ctrip.com International, Ltd. ADR[b]	58,226	1,362,488
Sany Heavy Equipment International Holdings Co., Ltd.	1,643,000	1,339,092
51job, Inc. ADR[b]	29,800	1,249,812
TAL Education Group ADR[b]	107,900	1,077,921
Kingboard Laminates Holdings, Ltd.	1,065,000	485,425
Total China/Hong Kong		49,406,528
SOUTH KOREA: 19.1%
Samsung Electronics Co., Ltd.	10,444	9,606,788
NHN Corp.[b]	18,296	3,353,204
Cheil Industries, Inc.	36,419	3,198,219
OCI Materials Co., Ltd.	36,176	2,501,495
JVM Co., Ltd.[b]	66,542	2,484,390
Samsung Electro-Mechanics Co., Ltd.	36,611	2,475,134
LG Chem, Ltd.	8,525	2,350,821
Kiwoom Securities Co., Ltd.	41,029	1,952,859
CJ CGV Co., Ltd.[b]	58,110	1,345,962
Total South Korea		29,268,872
TAIWAN: 19.0%
Taiwan Semiconductor Manufacturing Co., Ltd.	1,637,933	4,100,377
Synnex Technology International Corp.	1,503,447	3,629,644
St. Shine Optical Co., Ltd.	337,000	3,561,544
Hon Hai Precision Industry Co., Ltd.	1,043,982	2,858,288
TXC Corp.	2,274,198	2,606,251
Chroma ATE, Inc.	1,134,360	2,225,337
Simplo Technology Co., Ltd.	344,980	2,016,627
Foxconn Technology Co., Ltd.	553,350	1,765,369
Largan Precision Co., Ltd.	91,000	1,701,047
Pacific Hospital Supply Co., Ltd.	654,000	1,656,653
PChome Online, Inc.	256,000	1,576,802
Delta Electronics, Inc.	631,000	1,500,446
Total Taiwan		29,198,385

	Shares	Value
JAPAN: 18.6%
Toshiba Corp.	833,000	$3,409,055
Rakuten, Inc.	2,549	2,742,071
Hitachi, Ltd.	513,000	2,692,633
Yahoo! Japan Corp.	8,127	2,617,492
Asahi Intecc Co., Ltd.	112,100	2,541,438
NTT DoCoMo, Inc.	1,311	2,410,114
FANUC Corp.	15,000	2,295,700
Kakaku.com, Inc.	61,500	2,254,814
Nabtesco Corp.	123,000	2,242,029
SMC Corp.	13,500	2,178,381
Murata Manufacturing Co., Ltd.	30,400	1,562,063
Miraca Holdings, Inc.	38,200	1,521,151
Total Japan		28,466,941
INDIA: 4.0%
Info Edge India, Ltd.	250,840	2,679,862
Exide Industries, Ltd.	623,432	1,233,246
MakeMyTrip, Ltd.[b]	46,900	1,127,476
Polaris Financial Technology, Ltd.	456,702	1,064,678
Total India		6,105,262
UNITED STATES: 2.2%
Cognizant Technology Solutions Corp. Class Ab	52,000	3,344,120
Total United States		3,344,120
INDONESIA: 1.8%
PT Telekomunikasi Indonesia ADR	92,400	2,840,376
Total Indonesia		2,840,376
MALAYSIA: 1.6%
KPJ Healthcare BHD	1,674,100	2,482,104
Total Malaysia		2,482,104
VIETNAM: 0.7%
FPT Corp.	437,940	1,021,306
Total Vietnam		1,021,306
TOTAL INVESTMENTS: 99.2%		152,133,894
(Cost $149,935,786c)

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.8%	1,215,005
NET ASSETS: 100.0%	$153,348,899

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note 2-A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $150,570,591 and net unrealized appreciation consists of:

Gross unrealized appreciation	$21,383,040
Gross unrealized depreciation	(19,819,737)
Net unrealized appreciation	$1,563,303

ADR  American Depositary Receipt

BHD  Berhad

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 67

Disclosures

Fund Holdings: The Fund holdings shown in this report are as of December 31, 2011. Holdings are subject to change at any time, so holdings shown in this report may not reflect current Fund holdings. The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is filed with the SEC within 60 days of the end of the quarter to which it relates, and is available on the SEC's website at www.sec.gov. It may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Complete schedules of investments are also available without charge, upon request, from the Funds by calling us at 800.789.ASIA (2472).

Proxy Voting Record: The Funds' Statement of Additional Information containing a description of the policies and procedures that the Funds have used to vote proxies relating to portfolio securities, along with each Fund's proxy voting record relating to portfolio securities held during the most recent 12-month period ended June 30, is available upon request, at no charge, at the Funds' website at matthewsasia.com or by calling 800.789.ASIA (2742), or on the SEC's website at www.sec.gov.

Shareholder Reports and Prospectuses: To reduce the Funds' expenses, we try to identify related shareholders in a household and send only one copy of the Funds' prospectus and financial reports to that address. This process, called "householding," will continue indefinitely unless you instruct us otherwise. At any time you may view the Funds' current prospectus, summary prospectus and financial reports on our website. If you prefer to receive individual copies of the Funds' prospectus or financial reports, please call us at 800.789.ASIA (2742).

Redemption Fee Policy: The Funds assess a redemption fee of 2.00% on the total redemption proceeds on most sales or exchanges of shares that take place within 90 calendar days after their purchase as part of the Funds' efforts to discourage short-term trading activity. This fee is payable directly to the Funds. For purposes of determining whether the redemption fee applies, the shares that have been held longest will be redeemed first. The Funds may grant exemptions from the redemption fee in certain circumstances. For more information on this policy, please see the Funds' prospectus.

68 MATTHEWS ASIA FUNDS

Index Definitions

The HSBC Asian Local Bond Index (ALBI) tracks the total return performance of a bond portfolio consisting of local-currency denominated, high quality and liquid bonds in Asia ex-Japan. The ALBI includes bonds from the following countries: Korea, Hong Kong, India, Singapore, Taiwan, Malaysia, Thailand, Philippines, Indonesia and China.

The J.P. Morgan Asia Credit Index (JACI) tracks the total return performance of the Asia fixed-rate dollar bond market. JACI is a market cap-weighted index comprising sovereign, quasi-sovereign and corporate bonds and is partitioned by country, sector and credit rating. JACI includes bonds from the following countries: China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Thailand and Singapore.

The MSCI All Country Asia ex Japan Index is a free float–adjusted market capitalization–weighted index of the stock of markets of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI All Country Asia Pacific Index is a free float– adjusted market capitalization–weighted index of the stock markets of Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI China Index is a free float–adjusted market capitalization–weighted index of Chinese equities that includes China-affiliated corporations and H shares listed on the Hong Kong Exchange, and B shares listed on the Shanghai and Shenzhen exchanges.

The Bombay Stock Exchange (BSE) 100 Index is a free float–adjusted market capitalization–weighted index of the 100 stocks listed on the Bombay Stock Exchange.

The MSCI Japan Index is a free float–adjusted market capitalization–weighted index of Japanese equities listed in Japan.

The Tokyo Stock Price Index (TOPIX) is a market capitalization–weighted index of all companies listed on the First Section of the Tokyo Stock Exchange.

The Korea Composite Stock Price Index (KOSPI) is a market capitalization–weighted index of all common stocks listed on the Korea Stock Exchange.

The MSCI All Country Asia ex Japan Small Cap Index is a free float–adjusted market capitalization–weighted small cap index of the stock markets of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI China Small Cap Index is a free float–adjusted market capitalization–weighted small cap index of the Chinese equity securities markets, including H shares listed on the Hong Kong Exchange, B shares listed on the Shanghai and Shenzhen exchanges, and Hong Kong-listed securities known as Red Chips (issued by entities owned by national or local governments in China) and P Chips (issued by companies controlled by individuals in China and deriving substantial revenues in China).

The MSCI AC Asia IT and Telecom Services Index (formerly known as MSCI/Matthews Asian Technology Index) is a free float–adjusted market capitalization–weighted index of Asian equities tracking a broad range of technology stocks including semiconductor equipment and products, communications equipment, computers and peripherals, electronic equipment and instruments, office electronics, software, IT consulting and services, Internet software and services, diversified telecommunications services, and wireless telecommunications services.

matthewsasia.com | 800.789.ASIA 69

Disclosure of Fund Expenses (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's operating expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your fund's costs in two ways:

Actual Fund Return: This section helps you to estimate the actual operating expenses, after any applicable fee waivers, that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return for the past six month period, the "Expense Ratio" column shows the period's annualized expense ratio, and the "Operating Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund in the first line under the heading entitled "Operating Expenses Paid During Period."

Hypothetical 5% Return: This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had an annual return of 5% before operating expenses, but that the expense ratio is unchanged. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the operating expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Funds generally assess a redemption fee of 2.00% of the total redemption proceeds if you sell or exchange your shares within 90 calendar days after purchasing them. The redemption fee is paid directly to the Funds and is designed to discourage frequent short-term trading and to offset transaction costs associated with such trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The Funds may grant exemption from the redemption fee when the Funds have previously received assurances that transactions do not involve market timing activity. The Funds may also waive the imposition of redemption fees in certain circumstances.

For more information on this policy, please see the Funds' prospectus.

The Matthews Asia Funds do not charge any sales loads, exchange fees, or 12b-1 fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

70 MATTHEWS ASIA FUNDS

  December 31, 2011

	INVESTOR CLASS				INSTITUTIONAL CLASS
	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Ratio[1]	Operating Expenses Paid During Period 7/1/11– 12/31/11[2]	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expense Ratio[1]	Operating Expenses Paid During Period 7/1/11– 12/31/11[2]
ASIA FIXED INCOME STRATEGY
Matthews Asia Strategic Income Fund*
Actual Fund Return	$1,000.00	$994.80	1.00%	$0.85[3]	$1,000.00	$994.80	1.00%	$0.85[3]
Hypothetical 5% Return	$1,000.00	$1,003.40	1.00%	$0.85[3]	$1,000.00	$1,003.40	1.00%	$0.85[3]
ASIA GROWTH AND INCOME STRATEGIES
Matthews Asian Growth and Income Fund
Actual Fund Return	$1,000.00	$879.50	1.12%	$5.31	$1,000.00	$879.50	1.00%	$4.74
Hypothetical 5% Return	$1,000.00	$1,019.56	1.12%	$5.70	$1,000.00	$1,020.16	1.00%	$5.09
Matthews Asia Dividend Fund
Actual Fund Return	$1,000.00	$889.10	1.10%	$5.24	$1,000.00	$890.00	1.02%	$4.86
Hypothetical 5% Return	$1,000.00	$1,019.66	1.10%	$5.60	$1,000.00	$1,020.06	1.02%	$5.19
Matthews China Dividend Fund
Actual Fund Return	$1,000.00	$841.50	1.50%	$6.96	$1,000.00	$843.10	1.33%	$6.18
Hypothetical 5% Return	$1,000.00	$1,017.64	1.50%	$7.63	$1,000.00	$1,018.50	1.33%	$6.77
ASIA GROWTH STRATEGIES
Matthews Asia Growth Fund
Actual Fund Return	$1,000.00	$866.20	1.20%	$5.64	$1,000.00	$866.90	1.02%	$4.80
Hypothetical 5% Return	$1,000.00	$1,019.16	1.20%	$6.11	$1,000.00	$1,020.06	1.02%	$5.19
Matthews Pacific Tiger Fund
Actual Fund Return	$1,000.00	$859.10	1.13%	$5.30	$1,000.00	$859.70	0.97%	$4.55
Hypothetical 5% Return	$1,000.00	$1,019.51	1.13%	$5.75	$1,000.00	$1,020.32	0.97%	$4.94
Matthews China Fund
Actual Fund Return	$1,000.00	$812.10	1.13%	$5.16	$1,000.00	$812.80	0.97%	$4.43
Hypothetical 5% Return	$1,000.00	$1,019.51	1.13%	$5.75	$1,000.00	$1,020.32	0.97%	$4.94
Matthews India Fund
Actual Fund Return	$1,000.00	$666.60	1.18%	$4.96	$1,000.00	$667.20	1.01%	$4.24
Hypothetical 5% Return	$1,000.00	$1,019.26	1.18%	$6.01	$1,000.00	$1,020.11	1.01%	$5.14
Matthews Japan Fund
Actual Fund Return	$1,000.00	$913.30	1.24%	$5.98	$1,000.00	$914.00	1.08%	$5.21
Hypothetical 5% Return	$1,000.00	$1,018.95	1.24%	$6.31	$1,000.00	$1,019.76	1.08%	$5.50
Matthews Korea Fund
Actual Fund Return	$1,000.00	$863.30	1.21%	$5.68	$1,000.00	$865.40	1.07%	$5.03
Hypothetical 5% Return	$1,000.00	$1,019.11	1.21%	$6.16	$1,000.00	$1,019.81	1.07%	$5.45
ASIA SMALL COMPANY STRATEGIES
Matthews Asia Small Companies Fund
Actual Fund Return	$1,000.00	$779.10	1.51%	$6.77
Hypothetical 5% Return	$1,000.00	$1,017.59	1.51%	$7.68
Matthews China Small Companies Fund
Actual Fund Return	$1,000.00	$734.20	2.00%	$8.74
Hypothetical 5% Return	$1,000.00	$1,015.12	2.00%	$10.16
ASIA SPECIALTY STRATEGY
Matthews Asia Science and Technology Fund
Actual Fund Return	$1,000.00	$826.60	1.23%	$5.66
Hypothetical 5% Return	$1,000.00	$1,019.00	1.23%	$6.26

*  Matthews Asia Strategic Income Fund commenced operations on November 30, 2011.

1  Annualized, based on the Fund's most recent fiscal half-year expenses, except Matthews Asia Strategic Income Fund, which is based on expenses from November 30, 2011.

2  Operating expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, then divided by 365.

3  Operating expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 31 days, then divided by 365.

matthewsasia.com | 800.789.ASIA 71

Statements of Assets and Liabilities  December 31, 2011

	Matthews Asia Strategic Income Fund	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund	Matthews China Dividend Fund	Matthews Asia Growth Fund
ASSETS:
Investments at value (A) (Note 2-A and 7):
Unaffiliated issuers	$11,929,518	$2,729,876,705	$1,961,504,224	$26,291,533	$334,709,568
Affiliated issuers	—	65,369,624	266,300,383	—	—
Total investments	11,929,518	2,795,246,329	2,227,804,607	26,291,533	334,709,568
Cash	1,207,273	83,930,052	35,519,729	252,045	8,714,865
Foreign currency at value (B)	—	477,915	435,757	16,147	607,114
Dividends, interest and other receivables—Unaffiliated issuers	192,380	7,203,477	6,760,513	42,688	255,936
Dividends receivable—Affiliated issuers	—	—	1,119,574	—	—
Receivable for securities sold	—	423,260	2,832,426	—	83,538
Receivable for capital shares sold	279,706	6,804,894	16,385,014	8,765	433,920
Due from Advisor (Note 5)	16,168	—	—	1,091	—
Deferred offering costs (Note 2-E)	39,060	—	—	—	—
Unrealized appreciation on forward foreign currency exchange contracts	1,367	—	—	—	—
Prepaid expenses	2,211	52,394	42,453	17,553	22,450
TOTAL ASSETS	13,667,683	2,894,138,321	2,290,900,073	26,629,822	344,827,421
LIABILITIES:
Payable for securities purchased	577,371	—	486,711	—	—
Payable for capital shares redeemed	—	18,954,885	13,301,132	101,712	963,565
Unrealized depreciation on forward foreign currency exchange contracts	18,315	—	—	—	—
Cash overdraft	—	—	—	—	—
Deferred foreign capital gains tax liability (Note 2-D)	1,249	—	—	—	—
Due to Advisor (Note 5)	—	1,656,798	1,267,160	—	192,256
Administration and accounting fees payable	168	82,462	61,689	742	9,447
Administration and shareholder servicing fees payable	1,635	572,520	408,587	5,210	63,410
Professional fees payable	9,207	30,683	27,355	22,076	24,527
Trustees fees payable	—	167	105	2	16
Offering costs	42,618	—	—	—	—
Accrued other expenses payable	5,711	741,971	481,801	21,965	106,048
TOTAL LIABILITIES	656,274	22,039,486	16,034,540	151,707	1,359,269
NET ASSETS	$13,011,409	$2,872,098,835	$2,274,865,533	$26,478,115	$343,468,152
NET ASSETS
Investor Shares	$7,745,908	$2,340,605,936	$1,930,363,267	$26,466,554	$259,166,091
Institutional Shares	5,265,501	531,492,899	344,502,266	11,561	84,302,061
TOTAL	$13,011,409	$2,872,098,835	$2,274,865,533	$26,478,115	$343,468,152
SHARES OUTSTANDING:
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)
Investor Shares	780,078	155,366,889	154,624,091	2,630,377	16,894,666
Institutional Shares	530,290	35,286,755	27,609,973	1,149	5,485,404
TOTAL	1,310,368	190,653,644	182,234,064	2,631,526	22,380,070
NET ASSET VALUE
Investor Shares, offering price and redemption price	$9.93	$15.07	$12.48	$10.06	$15.34
Institutional Shares, offering price and redemption price	$9.93	$15.06	$12.48	$10.06	$15.37
NET ASSETS CONSIST OF:
Capital paid-in	$13,093,415	$2,784,331,503	$2,427,707,206	$29,554,594	$361,959,994
Undistributed (distributions in excess of) net investment income (loss)	1,933	(14,294,799)	(15,008,586)	(85,351)	(3,166,202)
Undistributed/accumulated net realized gain (loss) on investments and foreign currency related transactions	(410)	(16,648,814)	(54,730,034)	(701,462)	(64,872,355)
Net unrealized appreciation (depreciation) on investments, foreign currency transactions and deferred foreign capital gains taxes	(83,529)	118,710,945	(83,103,053)	(2,289,666)	49,546,715
NET ASSETS	$13,011,409	$2,872,098,835	$2,274,865,533	$26,478,115	$343,468,152
(A) Investments at cost:
Unaffiliated issuers	$11,993,749	$2,611,188,478	$1,998,643,912	$28,581,322	$285,162,348
Affiliated issuers	—	65,338,936	312,292,588	—	—
Total investments at cost	$11,993,749	$2,676,527,414	$2,310,936,500	$28,581,322	$285,162,348
(B) Foreign currency at cost	$—	$477,235	$435,213	$16,120	$607,144

See accompanying notes to financial statements.

72 MATTHEWS ASIA FUNDS

	Matthews Pacific Tiger Fund	Matthews China Fund	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund
ASSETS:
Investments at value (A) (Note 2-A and 7):
Unaffiliated issuers	$4,387,142,677	$2,047,056,130	$588,172,626	$131,727,128	$154,344,015
Affiliated issuers	286,776,107	37,011,260	—	—	—
Total investments	4,673,918,784	2,084,067,390	588,172,626	131,727,128	154,344,015
Cash	148,917,084	51,607,036	—	449,019	913,599
Foreign currency at value (B)	4,177,120	1,365,017	571,960	—	—
Dividends, interest and other receivables—Unaffiliated issuers	2,212,467	—	1,039,153	120,476	1,290,764
Dividends receivable—Affiliated issuers	3,503,911	—	—	—	—
Receivable for securities sold	—	447,363	3,078,909	—	620,174
Receivable for capital shares sold	20,908,277	994,095	651,807	190,486	105,942
Due from Advisor (Note 5)	—	—	—	—	—
Deferred offering costs (Note 2-E)	—	—	—	—	—
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	—	—
Prepaid expenses	34,697	41,791	31,035	11,282	13,336
TOTAL ASSETS	4,853,672,340	2,138,522,692	593,545,490	132,498,391	157,287,830
LIABILITIES:
Payable for securities purchased	7,951,038	356,387	91,694	—	—
Payable for capital shares redeemed	31,163,672	11,382,627	5,494,469	661,240	393,513
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	—	—
Cash overdraft	—	—	933,504	—	—
Deferred foreign capital gains tax liability (Note 2-D)	—	—	—	—	—
Due to Advisor (Note 5)	2,698,327	1,143,225	355,729	74,944	87,394
Administration and accounting fees payable	130,900	55,898	18,251	3,677	4,157
Administration and shareholder servicing fees payable	878,710	395,233	119,964	24,930	29,498
Professional fees payable	34,224	27,269	31,037	23,014	22,334
Trustees fees payable	232	121	47	5	8
Offering costs	—	—	—	—	—
Accrued other expenses payable	1,084,025	552,155	244,097	39,786	51,297
TOTAL LIABILITIES	43,941,128	13,912,915	7,288,792	827,596	588,201
NET ASSETS	$4,809,731,212	$2,124,609,777	$586,256,698	$131,670,795	$156,699,629
NET ASSETS
Investor Shares	$2,780,639,891	$1,836,333,014	$559,336,524	$101,368,884	$141,590,270
Institutional Shares	2,029,091,321	288,276,763	26,920,174	30,301,911	15,109,359
TOTAL	$4,809,731,212	$2,124,609,777	$586,256,698	$131,670,795	$156,699,629
SHARES OUTSTANDING:
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)
Investor Shares	136,768,224	85,369,408	41,149,985	8,942,557	30,816,313
Institutional Shares	99,836,438	13,412,523	1,978,495	2,672,342	3,277,913
TOTAL	236,604,662	98,781,931	43,128,480	11,614,899	34,094,226
NET ASSET VALUE
Investor Shares, offering price and redemption price	$20.33	$21.51	$13.59	$11.34	$4.59
Institutional Shares, offering price and redemption price	$20.32	$21.49	$13.61	$11.34	$4.61
NET ASSETS CONSIST OF:
Capital paid-in	$3,933,264,028	$1,926,178,451	$679,997,939	$206,341,436	$116,152,594
Undistributed (distributions in excess of) net investment income (loss)	(66,557)	—	2,998,043	(612,266)	(10,635)
Undistributed/accumulated net realized gain (loss) on investments and foreign currency related transactions	4,188,828	(35,257,324)	2,808,620	(78,904,742)	869,225
Net unrealized appreciation (depreciation) on investments, foreign currency transactions and deferred foreign capital gains taxes	872,344,913	233,688,650	(99,547,904)	4,846,367	39,688,445
NET ASSETS	$4,809,731,212	$2,124,609,777	$586,256,698	$131,670,795	$156,699,629
(A) Investments at cost:
Unaffiliated issuers	$3,523,490,690	$1,825,491,786	$687,617,746	$126,882,393	$114,659,410
Affiliated issuers	278,104,595	24,891,260	—	—	—
Total investments at cost	$3,801,595,285	$1,850,383,046	$687,617,746	$126,882,393	$114,659,410
(B) Foreign currency at cost	$4,173,278	$1,360,711	$571,972	$—	$—

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Statements of Assets and Liabilities (continued)  December 31, 2011

	Matthews Asia Small Companies Fund	Matthews China Small Companies Fund	Matthews Asia Science and Technology Fund
ASSETS:
Investments at value (A) (Note 2-A and 7):
Unaffiliated issuers	$254,118,638	$4,355,607	$152,133,894
Cash	1,044,013	190,050	998,160
Foreign currency at value (B)	441,305	—	194,192
Dividends, interest and other receivables—Unaffiliated issuers	333,851	587	147,731
Receivable for securities sold	4,913,546	—	682,048
Receivable for capital shares sold	1,023,261	27,565	85,973
Due from Advisor (Note 5)	—	724	—
Deferred offering costs (Note 2-E)	—	16,363	—
Prepaid expenses	25,983	1,975	12,918
TOTAL ASSETS	261,900,597	4,592,871	154,254,916
LIABILITIES:
Payable for securities purchased	—	37,335	—
Payable for capital shares redeemed	2,527,485	9,025	706,728
Due to Advisor (Note 5)	230,468	—	88,172
Administration and accounting fees payable	8,171	123	4,332
Administration and shareholder servicing fees payable	54,758	845	30,213
Professional fees payable	24,468	9,255	23,113
Trustees fees payable	20	—	8
Offering costs	—	33,179	—
Accrued other expenses payable	111,485	9,811	53,451
TOTAL LIABILITIES	2,956,855	99,573	906,017
NET ASSETS	$258,943,742	$4,493,298	$153,348,899
NET ASSETS
Investor Shares	$258,943,742	$4,493,298	$153,348,899
TOTAL	$258,943,742	$4,493,298	$153,348,899
SHARES OUTSTANDING:
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)
Investor Shares	17,532,039	638,610	18,800,327
TOTAL	17,532,039	638,610	18,800,327
NET ASSET VALUE
Investor Shares, offering price and redemption price	$14.77	$7.04	$8.16
NET ASSETS CONSIST OF:
Capital paid-in	$295,553,689	$5,864,467	$162,310,105
Undistributed (distributions in excess of) net investment income (loss)	(99,789)	—	66,138
Undistributed/accumulated net realized gain (loss) on investments and foreign currency related transactions	1,404,533	(116,490)	(11,226,245)
Net unrealized appreciation (depreciation) on investments, foreign currency transactions and deferred taxes	(37,914,691)	(1,254,679)	2,198,901
NET ASSETS	$258,943,742	$4,493,298	$153,348,899
(A) Investments at cost: Unaffiliated issuers	$292,033,922	$5,610,287	$149,935,786
(B) Foreign currency at cost	$441,213	$—	$194,175

See accompanying notes to financial statements.

74 MATTHEWS ASIA FUNDS

Statements of Operations  Year Ended December 31, 2011

	Matthews Asia Strategic Income Fund*	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund
INVESTMENT INCOME:
Dividends—Unaffiliated Issuers	$78	$120,145,041	$83,424,581
Dividends—Affiliated Issuers (Note 7)	—	2,830,268	11,112,363
Interest	32,975	24,288,133	42,774
Foreign withholding tax	(1,631)	(7,790,470)	(6,751,175)
TOTAL INVESTMENT INCOME	31,422	139,472,972	87,828,543
EXPENSES:
Investment advisory fees (Note 5)	6,628	24,156,540	15,675,930
Administration and accounting fees (Note 5)	168	571,748	371,743
Administration and shareholder servicing fees (Note 5)	1,635	7,775,865	4,879,633
Custodian fees	1,492	1,144,763	599,315
Professional fees	15,368	89,712	80,588
Registration fees	169	257,650	202,421
Transfer agent fees	280	4,711,272	2,889,386
Trustees fees	—	141,763	86,611
Offering costs (Note 2-E)	3,557	—	—
Other expenses	3,939	808,484	582,838
TOTAL EXPENSES	33,236	39,657,797	25,368,465
Advisory fees waived and expenses waived or reimbursed (Note 5)	(22,796)	—	—
NET EXPENSES	10,440	39,657,797	25,368,465
NET INVESTMENT INCOME (LOSS)	20,982	99,815,175	62,460,078
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS AND DEFERRED TAXES:
Net realized gain (loss) on investments—Unaffiliated Issuers	(410)	75,589,520	(46,666,605)
Net realized gain (loss) on investments—Affiliated Issuers	—	—	139,050
Net realized gain (loss) on foreign currency related transactions	790	(462,159)	519,569
Net change in unrealized appreciation/depreciation on investments	(64,231)	(569,767,554)	(287,584,209)
Net change in deferred foreign capital gains taxes on unrealized appreciation	(1,249)	2,051,108	—
Net change in unrealized appreciation/depreciation on foreign currency related transactions	(18,049)	(131,879)	(40,038)
Net realized and unrealized gain (loss) on investments, foreign currency related transactions and deferred taxes	(83,149)	(492,720,964)	(333,632,233)
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	($62,167)	($392,905,789)	($271,172,155)

*  Matthews Asia Strategic Income Fund commenced operations on November 30, 2011.

See accompanying notes to financial statements.

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Statements of Operations (continued)  Year Ended December 31, 2011

	Matthews China Dividend Fund	Matthews Asia Growth Fund	Matthews Pacific Tiger Fund	Matthews China Fund	Matthews India Fund
INVESTMENT INCOME:
Dividends—Unaffiliated Issuers	$1,705,619	$6,901,356	$92,037,712	$54,224,290	$13,959,553
Dividends—Affiliated Issuers (Note 7)	—	—	4,196,300	793,401	—
Interest	—	3,578	4,781	8,052	3,318,074
Foreign withholding tax	(118,434)	(529,431)	(9,531,123)	(1,940,017)	(4,764)
TOTAL INVESTMENT INCOME	1,587,185	6,375,503	86,707,670	53,085,726	17,272,863
EXPENSES:
Investment advisory fees (Note 5)	267,471	2,342,151	34,384,304	17,300,295	6,533,378
Administration and accounting fees (Note 5)	6,327	55,530	814,758	409,226	154,480
Administration and shareholder servicing fees (Note 5)	89,462	750,793	10,462,664	5,748,803	2,129,432
Custodian fees	24,744	158,631	2,014,607	631,139	550,230
Professional fees	40,634	49,957	113,442	67,685	81,646
Registration fees	49,590	65,641	114,927	105,521	123,901
Transfer agent fees	71,168	488,802	5,729,371	3,920,640	1,486,254
Trustees fees	1,614	13,060	197,036	102,734	41,438
Offering costs (Note 2-E)	—	—	—	—	—
Other expenses	56,994	148,559	720,594	685,473	356,068
TOTAL EXPENSES	608,004	4,073,124	54,551,703	28,971,516	11,456,827
Advisory fees waived and expenses waived or reimbursed (Note 5)	(8,122)	—	—	—	—
NET EXPENSES	599,882	4,073,124	54,551,703	28,971,516	11,456,827
NET INVESTMENT INCOME (LOSS)	987,303	2,302,379	32,155,967	24,114,210	5,816,036
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS AND DEFERRED TAXES:
Net realized gain (loss) on investments—Unaffiliated Issuers	(473,023)	4,055,902	199,407,534	141,898,302	102,638,828
Net realized gain (loss) on investments—Affiliated Issuers	—	—	3,398,349	3,288,899	—
Net realized foreign capital gain tax or refund	—	—	—	—	600
Net realized gain (loss) on foreign currency related transactions	(2,068)	(56,214)	(1,153,236)	26,440	(546,198)
Net change in unrealized appreciation/depreciation on investments	(7,111,870)	(55,780,603)	(873,692,448)	(687,854,135)	(519,946,372)
Net change in deferred foreign capital gains taxes on unrealized appreciation	—	—	3,089,305	—	4,120,779
Net change in unrealized appreciation/depreciation on foreign currency related transactions	138	(6,126)	16,407	4,306	(137,294)
Net realized and unrealized gain (loss) on investments, foreign currency related transactions and deferred taxes	(7,586,823)	(51,787,041)	(668,934,089)	(542,636,188)	(413,869,657)
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	($6,599,520)	($49,484,662)	($636,778,122)	($518,521,978)	($408,053,621)

*  Matthews China Small Companies Fund commenced operations on May 31, 2011.

See accompanying notes to financial statements.

76 MATTHEWS ASIA FUNDS

	Matthews Japan Fund	Matthews Korea Fund	Matthews Asia Small Companies Fund	Matthews China Small Companies Fund*	Matthews Asia Science and Technology Fund
INVESTMENT INCOME:
Dividends—Unaffiliated Issuers	$2,303,500	$2,207,783	$10,429,161	$34,911	$2,949,227
Dividends—Affiliated Issuers (Note 7)	—	—	—	—	—
Interest	—	—	47	—	—
Foreign withholding tax	(159,352)	(374,307)	(928,352)	(911)	(405,169)
TOTAL INVESTMENT INCOME	2,144,148	1,833,476	9,500,856	34,000	2,544,058
EXPENSES:
Investment advisory fees (Note 5)	831,674	1,162,425	4,166,270	23,013	1,178,002
Administration and accounting fees (Note 5)	19,773	27,539	65,968	370	27,888
Administration and shareholder servicing fees (Note 5)	262,148	372,467	933,458	5,212	385,446
Custodian fees	27,251	52,546	233,389	35,480	93,007
Professional fees	39,640	38,939	54,300	15,648	41,818
Registration fees	53,474	47,890	81,880	571	39,895
Transfer agent fees	171,943	254,503	653,413	5,320	267,885
Trustees fees	4,257	6,495	17,098	63	6,728
Offering costs (Note 2-E)	—	—	—	16,817	—
Other expenses	78,768	81,475	140,438	20,771	94,749
TOTAL EXPENSES	1,488,928	2,044,279	6,346,214	123,265	2,135,418
Advisory fees waived and expenses waived or reimbursed (Note 5)	—	—	—	(76,945)	—
NET EXPENSES	1,488,928	2,044,279	6,346,214	46,320	2,135,418
NET INVESTMENT INCOME (LOSS)	655,220	(210,803)	3,154,642	(12,320)	408,640
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS AND DEFERRED TAXES:
Net realized gain (loss) on investments—Unaffiliated Issuers	(4,002,094)	1,334,166	35,159,572	(116,490)	12,893,903
Net realized gain (loss) on investments—Affiliated Issuers	—	—	—	—	—
Net realized foreign capital gain tax or refund	—	—	(9,150)	—	—
Net realized gain (loss) on foreign currency related transactions	(1,712)	995	(147,392)	295	(19,483)
Net change in unrealized appreciation/depreciation on investments	(8,805,712)	(14,439,793)	(132,813,125)	(1,254,680)	(45,054,545)
Net change in deferred foreign capital gains taxes on unrealized appreciation	—	—	1,174,891	—	—
Net change in unrealized appreciation/depreciation on foreign currency related transactions	266	(7,059)	(1,040)	1	(184)
Net realized and unrealized gain (loss) on investments, foreign currency related transactions and deferred taxes	(12,809,252)	(13,111,691)	(96,636,244)	(1,370,874)	(32,180,309)
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	($12,154,032)	($13,322,494)	($93,481,602)	($1,383,194)	($31,771,669)

matthewsasia.com | 800.789.ASIA 77

Statements of Changes in Net Assets

MATTHEWS ASIA STRATEGIC INCOME FUND	Period Ended December 31, 2011[1]
OPERATIONS:
Net investment income (loss)	$20,982
Net realized gain (loss) on investments and foreign currency related transactions	380
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(82,280)
Net change on deferred foreign capital gains taxes on unrealized appreciation	(1,249)
Net increase (decrease) in net assets resulting from operations	(62,167)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Shares	(13,720)
Institutional Shares	(9,676)
Net decrease in net assets resulting from distributions	(23,396)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	13,096,972
Total increase (decrease) in net assets	13,011,409
NET ASSETS:
Beginning of period	—
End of period (including undistributed net investment income of $1,933)	$13,011,409

1  Matthews Asia Strategic Income Fund commenced operations on November 30, 2011.

MATTHEWS ASIAN GROWTH AND INCOME FUND	Year Ended December 31, 2011	Year Ended December 31, 2010
OPERATIONS:
Net investment income (loss)	$99,815,175	$76,604,783
Net realized gain (loss) on investments and foreign currency related transactions	75,127,361	150,498,434
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(569,899,433)	343,578,273
Net change on deferred foreign capital gains taxes on unrealized appreciation	2,051,108	(2,046,819)
Net increase (decrease) in net assets resulting from operations	(392,905,789)	568,634,671
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Shares	(76,967,577)	(92,191,837)
Institutional Shares	(19,206,528)	(1,997,268)
Realized gains on investments:
Investor Shares	(93,455,486)	(50,024,267)
Institutional Shares	(22,304,133)	(1,658,347)
Net decrease in net assets resulting from distributions	(211,933,724)	(145,871,719)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(578,220,072)	1,083,951,101
REDEMPTION FEES	487,841	545,556
Total increase (decrease) in net assets	(1,182,571,744)	1,507,259,609
NET ASSETS:
Beginning of year	4,054,670,579	2,547,410,970
End of year (including distributions in excess of net investment income of ($14,294,799) and ($20,902,803), respectively)	$2,872,098,835	$4,054,670,579

See accompanying notes to financial statements.

78 MATTHEWS ASIA FUNDS

MATTHEWS ASIA DIVIDEND FUND	Year Ended December 31, 2011	Year Ended December 31, 2010
OPERATIONS:
Net investment income (loss)	$62,460,078	$23,389,705
Net realized gain (loss) on investments and foreign currency related transactions	(46,007,986)	35,469,296
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(287,624,247)	147,788,783
Net increase (decrease) in net assets resulting from operations	(271,172,155)	206,647,784
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Shares	(55,295,897)	(39,874,887)
Institutional Shares	(9,863,378)	(412,958)
Realized gains on investments:
Investor Shares	(9,863,184)	(4,928,956)
Institutional Shares	(1,815,393)	(93,543)
Net decrease in net assets resulting from distributions	(76,837,852)	(45,310,344)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	640,377,706	1,497,425,914
REDEMPTION FEES	821,527	909,607
Total increase (decrease) in net assets	293,189,226	1,659,672,961
NET ASSETS:
Beginning of year	1,981,676,307	322,003,346
End of year (including distributions in excess of net investment income of ($15,008,586) and ($19,822,734), respectively)	$2,274,865,533	$1,981,676,307
MATTHEWS CHINA DIVIDEND FUND	Year Ended December 31, 2011	Year Ended December 31, 2010
OPERATIONS:
Net investment income (loss)	$987,303	$321,907
Net realized gain (loss) on investments and foreign currency related transactions	(475,091)	173,576
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(7,111,732)	4,708,057
Net increase (decrease) in net assets resulting from operations	(6,599,520)	5,203,540
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Shares	(1,063,869)	(592,422)
Institutional Shares	(425)	(37)
Realized gains on investments:
Investor Shares	(51,420)	(130,259)
Institutional Shares	(22)	(11)
Net decrease in net assets resulting from distributions	(1,115,736)	(722,729)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(11,203,204)	33,729,256
REDEMPTION FEES	28,586	23,464
Total increase (decrease) in net assets	(18,889,874)	38,233,531
NET ASSETS:
Beginning of year	45,367,989	7,134,458
End of year (including distributions in excess of net investment income of ($85,351) and ($234,687), respectively)	$26,478,115	$45,367,989

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

MATTHEWS ASIA GROWTH FUND	Year Ended December 31, 2011	Year Ended December 31, 2010
OPERATIONS:
Net investment income (loss)	$2,302,379	$1,626,720
Net realized gain (loss) on investments and foreign currency related transactions	3,999,688	16,056,192
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(55,786,729)	45,556,272
Net increase (decrease) in net assets resulting from operations	(49,484,662)	63,239,184
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Shares	(5,881,357)	(2,780,209)
Institutional Shares	(1,854,156)	(75,117)
Net decrease in net assets resulting from distributions	(7,735,513)	(2,855,326)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	56,083,400	56,161,288
REDEMPTION FEES	322,245	87,020
Total increase (decrease) in net assets	(814,530)	116,632,166
NET ASSETS:
Beginning of year	344,282,682	227,650,516
End of year (including distributions in excess of net investment income of ($3,166,202) and ($1,243,198), respectively)	$343,468,152	$344,282,682
MATTHEWS PACIFIC TIGER FUND	Year Ended December 31, 2011	Year Ended December 31, 2010
OPERATIONS:
Net investment income (loss)	$32,155,967	$18,824,393
Net realized gain (loss) on investments and foreign currency related transactions	201,652,647	91,394,517
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(873,676,041)	830,597,872
Net change on deferred foreign capital gains taxes on unrealized appreciation	3,089,305	8,914,553
Net increase (decrease) in net assets resulting from operations	(636,778,122)	949,731,335
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Shares	(15,129,147)	(17,017,887)
Institutional Shares	(14,549,336)	(1,651,056)
Realized gains on investments:
Investor Shares	(44,800,205)	—
Institutional Shares	(31,562,381)	—
Net decrease in net assets resulting from distributions	(106,041,069)	(18,668,943)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(185,753,267)	1,239,784,297
REDEMPTION FEES	1,091,482	620,488
Total increase (decrease) in net assets	(927,480,976)	2,171,467,177
NET ASSETS:
Beginning of year	5,737,212,188	3,565,745,011
End of year (including distributions in excess of net investment income of ($66,557) and ($22,666,002), respectively)	$4,809,731,212	$5,737,212,188

See accompanying notes to financial statements.

80 MATTHEWS ASIA FUNDS

MATTHEWS CHINA FUND	Year Ended December 31, 2011	Year Ended December 31, 2010
OPERATIONS:
Net investment income (loss)	$24,114,210	$14,384,265
Net realized gain (loss) on investments and foreign currency related transactions	145,213,641	44,898,045
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(687,849,829)	303,710,525
Net increase (decrease) in net assets resulting from operations	(518,521,978)	362,992,835
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Shares	(22,545,562)	(14,473,429)
Institutional Shares	(1,635,702)	(168,791)
Realized gains on investments:
Investor Shares	(165,934,653)	(2,087,326)
Institutional Shares	(9,954,863)	(22,416)
Net decrease in net assets resulting from distributions	(200,070,780)	(16,751,962)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(138,886,741)	67,411,208
REDEMPTION FEES	906,432	1,525,454
Total increase (decrease) in net assets	(856,573,067)	415,177,535
NET ASSETS:
Beginning of year	2,981,182,844	2,566,005,309
End of year (including distributions in excess of net investment income of $0 and ($14,747), respectively)	$2,124,609,777	$2,981,182,844
MATTHEWS INDIA FUND	Year Ended December 31, 2011	Year Ended December 31, 2010
OPERATIONS:
Net investment income (loss)	$5,816,036	$2,529,817
Net realized gain (loss) on investments and foreign currency related transactions	102,093,230	(5,745,300)
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(520,083,666)	271,504,466
Net change on deferred foreign capital gains taxes on unrealized appreciation	4,120,779	(4,120,779)
Net increase (decrease) in net assets resulting from operations	(408,053,621)	264,168,204
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Shares	(2,862,404)	(5,993,112)
Institutional Shares	(132,371)	(227,962)
Net decrease in net assets resulting from distributions	(2,994,775)	(6,221,074)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(440,540,693)	457,321,120
REDEMPTION FEES	835,135	817,039
Total increase (decrease) in net assets	(850,753,954)	716,085,289
NET ASSETS:
Beginning of year	1,437,010,652	720,925,363
End of year (including undistributed/(distributions in excess of) net investment income of $2,998,043 and ($5,284,949), respectively)	$586,256,698	$1,437,010,652

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 81

Statements of Changes in Net Assets

MATTHEWS JAPAN FUND	Year Ended December 31, 2011	Year Ended December 31, 2010
OPERATIONS:
Net investment income (loss)	$655,220	$90,963
Net realized gain (loss) on investments and foreign currency related transactions	(4,003,806)	8,317,842
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(8,805,446)	2,542,678
Net increase (decrease) in net assets resulting from operations	(12,154,032)	10,951,483
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Shares	(2,022,578)	(2,536,351)
Institutional Shares	(583,768)	(146)
Net decrease in net assets resulting from distributions	(2,606,346)	(2,536,497)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	78,411,635	(28,960,845)
REDEMPTION FEES	209,844	21,817
Total increase (decrease) in net assets	63,861,101	(20,524,042)
NET ASSETS:
Beginning of year	67,809,694	88,333,736
End of year (including undistributed/(distributions in excess of) net investment income of ($612,266) and $606,804, respectively)	$131,670,795	$67,809,694
MATTHEWS KOREA FUND	Year Ended December 31, 2011	Year Ended December 31, 2010
OPERATIONS:
Net investment income (loss)	($210,803)	$230,963
Net realized gain (loss) on investments and foreign currency related transactions	1,335,161	10,147,269
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(14,446,852)	19,676,780
Net increase (decrease) in net assets resulting from operations	(13,322,494)	30,055,012
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Shares	(218,988)	—
Institutional Shares	(23,737)	—
Realized gains on investments:
Investor Shares	(6,521,874)	(3,500,097)
Institutional Shares	(706,903)	(78)
Net decrease in net assets resulting from distributions	(7,471,502)	(3,500,175)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	10,383,940	2,032,660
REDEMPTION FEES	115,820	35,800
Total increase (decrease) in net assets	(10,294,236)	28,623,297
NET ASSETS:
Beginning of year	166,993,865	138,370,568
End of year (including undistributed/(distributions in excess of) net investment income of ($10,635) and $236,840, respectively)	$156,699,629	$166,993,865

See accompanying notes to financial statements.

82 MATTHEWS ASIA FUNDS

MATTHEWS ASIA SMALL COMPANIES FUND	Year Ended December 31, 2011	Year Ended December 31, 2010
OPERATIONS:
Net investment income (loss)	$3,154,642	$604,578
Net realized gain (loss) on investments and foreign currency related transactions	35,003,030	6,032,279
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(132,814,165)	73,991,741
Net change on deferred foreign capital gains taxes on unrealized appreciation	1,174,891	(535,102)
Net increase (decrease) in net assets resulting from operations	(93,481,602)	80,093,496
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Shares	(2,890,029)	(2,294,432)
Realized gains on investments:
Investor Shares	(34,232,017)	(3,830,305)
Net decrease in net assets resulting from distributions	(37,122,046)	(6,124,737)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(157,938,046)	363,169,767
REDEMPTION FEES	391,117	230,232
Total increase (decrease) in net assets	(288,150,577)	437,368,758
NET ASSETS:
Beginning of year	547,094,319	109,725,561
End of year (including distributions in excess of net investment income of ($99,789) and ($1,827,088), respectively)	$258,943,742	$547,094,319

MATTHEWS CHINA SMALL COMPANIES FUND	Period Ended December 31, 2011[1]
OPERATIONS:
Net investment income (loss)	($12,320)
Net realized gain (loss) on investments and foreign currency related transactions	(116,195)
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(1,254,679)
Net increase (decrease) in net assets resulting from operations	(1,383,194)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Shares	(5,954)
Net decrease in net assets resulting from distributions	(5,954)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	5,867,611
REDEMPTION FEES	14,835
Total increase (decrease) in net assets	4,493,298
NET ASSETS:
Beginning of period	—
End of period	$4,493,298

1  Matthews China Small Companies Fund commenced operations on May 31, 2011.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 83

Statements of Changes in Net Assets

MATTHEWS ASIA SCIENCE AND TECHNOLOGY FUND	Year Ended December 31, 2011	Year Ended December 31, 2010
OPERATIONS:
Net investment income (loss)	$408,640	$530,227
Net realized gain (loss) on investments and foreign currency related transactions	12,874,420	13,849,384
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(45,054,729)	18,114,654
Net increase (decrease) in net assets resulting from operations	(31,771,669)	32,494,265
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Shares	(454,558)	(394,719)
Net decrease in net assets resulting from distributions	(454,558)	(394,719)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(5,021,334)	27,882,481
REDEMPTION FEES	160,697	86,625
Total increase (decrease) in net assets	(37,086,864)	60,068,652
NET ASSETS:
Beginning of year	190,435,763	130,367,111
End of year (including undistributed net investment income of $66,138 and $131,538, respectively)	$153,348,899	$190,435,763

See accompanying notes to financial statements.

84 MATTHEWS ASIA FUNDS

Financial Highlights

Matthews Asia Strategic Income Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout the period presented.

INVESTOR SHARES	Period Ended Dec. 31, 2011[1]
Net Asset Value, beginning of period	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.02
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(0.07)
Total from investment operations	(0.05)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.02)
Total distributions	(0.02)
Net Asset Value, end of period	$9.93
TOTAL RETURN	(0.52%)[3]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$7,746
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	3.20%[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.00%[4]
Ratio of net investment income (loss) to average net assets	2.06%[4]
Portfolio turnover[5]	3.66%[3]
INSTITUTIONAL SHARES	Period Ended Dec. 31, 2011[1]
Net Asset Value, beginning of period	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.02
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(0.07)
Total from investment operations	(0.05)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.02)
Total distributions	(0.02)
Net Asset Value, end of period	$9.93
TOTAL RETURN	(0.52%)[3]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$5,266
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	3.20%[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.00%[4]
Ratio of net investment income (loss) to average net assets	1.96%[4]
Portfolio turnover[5]	3.66%[3]

1 Commencement of operations on November 30, 2011.

2 Calculated using the average daily shares method.

3 Not annualized.

4 Annualized.

5 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 85

Financial Highlights

Matthews Asian Growth and Income Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year ended Dec. 31
INVESTOR SHARES	2011	2010	2009	2008	2007
Net Asset Value, beginning of year	$18.04	$15.77	$11.50	$19.78	$18.68
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.47[1]	0.41[1]	0.48[1]	0.54[1]	1.07
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(2.36)	2.57	4.23	(6.73)	2.93
Total from investment operations	(1.89)	2.98	4.71	(6.19)	4.00
LESS DISTRIBUTIONS FROM:
Net investment income	(0.47)	(0.47)	(0.44)	(0.42)	(0.90)
Net realized gains on investments	(0.61)	(0.24)	—	(1.67)	(2.00)
Total distributions	(1.08)	(0.71)	(0.44)	(2.09)	(2.90)
Paid-in capital from redemption fees (Note 4)	—[2]	—[2]	—[2]	—[2]	—[2]
Net Asset Value, end of year	$15.07	$18.04	$15.77	$11.50	$19.78
TOTAL RETURN	(10.62%)	19.18%	41.44%	(32.07%)	21.54%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's)	$2,340,606	$3,926,253	$2,547,411	$1,089,712	$2,273,408
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.12%	1.13%	1.18%	1.16%	1.16%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.12%	1.13%	1.18%	1.16%	1.15%
Ratio of net investment income (loss) to average net assets	2.71%	2.47%	3.47%	3.19%	2.59%
Portfolio turnover	16.54%[3]	19.84%[3]	17.51%	25.16%	27.93%

INSTITUTIONAL SHARES	Year Ended Dec. 31, 2011	Period Ended Dec. 31, 2010[4]
Net Asset Value, beginning of period	$18.04	$18.13
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.52	0.07
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(2.39)	0.37
Total from investment operations	(1.87)	0.44
LESS DISTRIBUTIONS FROM:
Net investment income	(0.50)	(0.29)
Net realized gains on investments	(0.61)	(0.24)
Total distributions	(1.11)	(0.53)
Paid-in capital from redemption fees (Note 4)	—[2]	—
Net Asset Value, end of period	$15.06	$18.04
TOTAL RETURN	(10.54%)	2.49%[5]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$531,493	$128,417
Ratio of expenses to average net assets	0.99%	0.93%[6]
Ratio of net investment income (loss) to average net assets	3.05%	2.46%[6]
Portfolio turnover[3]	16.54%	19.84%[5]

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

4 Institutional Shares commenced operations on October 29, 2010.

5 Not annualized.

6 Annualized.

See accompanying notes to financial statements.

86 MATTHEWS ASIA FUNDS

Matthews Asia Dividend Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year ended Dec. 31
INVESTOR SHARES	2011	2010	2009	2008	2007
Net Asset Value, beginning of year	$14.33	$12.06	$8.61	$12.00	$10.77
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.36[1]	0.31[1]	0.32[1]	0.38[1]	0.27
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(1.78)	2.40	3.67	(3.47)	1.67
Total from investment operations	(1.42)	2.71	3.99	(3.09)	1.94
LESS DISTRIBUTIONS FROM:
Net investment income	(0.37)	(0.41)	(0.55)	(0.30)	(0.27)
Net realized gains on investments	(0.06)	(0.04)	—	(0.02)	(0.45)
Total distributions	(0.43)	(0.45)	(0.55)	(0.32)	(0.72)
Paid-in capital from redemption fees (Note 4)	—[2]	0.01	0.01	0.02	0.01
Net Asset Value, end of year	$12.48	$14.33	$12.06	$8.61	$12.00
TOTAL RETURN	(10.02%)	22.83%	47.59%	(25.97%)	18.05%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's)	$1,930,363	$1,933,383	$322,003	$141,951	$81,624
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.10%	1.14%	1.28%	1.35%	1.42%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.10%	1.15%	1.30%	1.32%	1.39%
Ratio of net investment income (loss) to average net assets	2.61%	2.31%	3.16%	3.74%	2.66%
Portfolio turnover	16.48%[3]	10.48%[3]	32.41%	25.07%	26.95%

INSTITUTIONAL SHARES	Year Ended Dec. 31, 2011	Period Ended Dec. 31, 2010[4]
Net Asset Value, beginning of period	$14.33	$14.13
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.41	0.09
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(1.82)	0.32
Total from investment operations	(1.41)	0.41
LESS DISTRIBUTIONS FROM:
Net investment income	(0.38)	(0.17)
Net realized gains on investments	(0.06)	(0.04)
Total distributions	(0.44)	(0.21)
Paid-in capital from redemption fees (Note 4)[2]	—	—
Net Asset Value, end of period	$12.48	$14.33
TOTAL RETURN	(9.93%)	2.95%[5]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$344,502	$48,293
Ratio of expenses to average net assets	1.00%	1.02%[6]
Ratio of net investment income (loss) to average net assets	3.03%	3.86%[6]
Portfolio turnover[3]	16.48%	10.48%[5]

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

4 Institutional Shares commenced operations on October 29, 2010.

5 Not annualized.

6 Annualized.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 87

Financial Highlights

Matthews China Dividend Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year ended Dec. 31		Period Ended
INVESTOR SHARES	2011	2010	Dec. 31, 2009[1]
Net Asset Value, beginning of period	$12.17	$10.18	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.29	0.17	(0.01)
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(2.04)	2.09	0.19
Total from investment operations	(1.75)	2.26	0.18
LESS DISTRIBUTIONS FROM:
Net investment income	(0.35)	(0.24)	—
Net realized gains on investments	(0.02)	(0.04)	—
Total distributions	(0.37)	(0.28)	—
Paid-in capital from redemption fees (Note 4)	0.01	0.01	—[3]
Net Asset Value, end of period	$10.06	$12.17	$10.18
TOTAL RETURN	(14.44%)	22.53%	1.80%[4]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$26,467	$45,364	$7,134
Ratio of expenses to average net assets before any reimbursement or waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.52%	1.95%	10.50%[5]
Ratio of expenses to average net assets after any reimbursement or waiver or recapture of expenses by Advisor and Administrator	1.50%	1.50%	1.50%[5]
Ratio of net investment income (loss) to average net assets	2.47%	1.49%	(0.81%)[5]
Portfolio turnover	22.31%[6]	6.84%[6]	0.00%[4]

INSTITUTIONAL SHARES	Year Ended Dec. 31, 2011	Period Ended Dec 31, 2010[7]
Net Asset Value, beginning of period	$12.17	$11.87
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.30	—[3]
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(2.01)	0.47
Total from investment operations	(1.71)	0.47
LESS DISTRIBUTIONS FROM:
Net investment income	(0.38)	(0.13)
Net realized gains on investments	(0.02)	(0.04)
Total distributions	(0.40)	(0.17)
Paid-in capital from redemption fees (Note 4)	—[3]	—
Net Asset Value, end of period	$10.06	$12.17
TOTAL RETURN	(14.22%)	3.91%[4]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$12	$4
Ratio of expenses to average net assets	1.31%	1.24%[5]
Ratio of net investment income (loss) to average net assets	2.61%	(0.06%)[5]
Portfolio turnover[6]	22.31%	6.84%[4]

1 Investor Shares commenced operations on November 30, 2009.

2 Calculated using the average daily shares method.

3 Less than $0.01 per share.

4 Not annualized.

5 Annualized.

6 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

7 Institutional Shares commenced operations on October 29, 2010.

See accompanying notes to financial statements.

88 MATTHEWS ASIA FUNDS

Matthews Asia Growth Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year ended Dec. 31
INVESTOR SHARES	2011	2010	2009	2008	2007
Net Asset Value, beginning of year	$17.97	$14.29	$10.03	$17.29	$16.92
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.11[1]	0.10[1]	0.06[1]	0.13[1]	0.09
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(2.41)	3.72	4.44	(6.64)	2.02
Total from investment operations	(2.30)	3.82	4.50	(6.51)	2.11
LESS DISTRIBUTIONS FROM:
Net investment income	(0.35)	(0.15)	(0.24)	—	(0.09)
Net realized gains on investments	—	—	—	(0.76)	(1.66)
Total distributions	(0.35)	(0.15)	(0.24)	(0.76)	(1.75)
Paid-in capital from redemption fees (Note 4)	0.02	0.01	—[2]	0.01	0.01
Net Asset Value, end of year	$15.34	$17.97	$14.29	$10.03	$17.29
TOTAL RETURN	(12.70%)	26.85%	44.82%	(37.44%)	11.92%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's)	$259,166	$335,429	$227,651	$168,031	$471,054
Ratio of expenses to average net assets	1.19%	1.19%	1.28%	1.23%	1.20%
Ratio of net investment income (loss) to average net assets	0.63%	0.63%	0.50%	0.93%	0.60%
Portfolio turnover	28.06%[3]	26.33%[3]	58.10%	37.10%	40.49%

INSTITUTIONAL SHARES	Year Ended Dec. 31, 2011	Period Ended Dec. 31, 2010[4]
Net Asset Value, beginning of period	$17.98	$17.65
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.14	0.01
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(2.42)	0.47
Total from investment operations	(2.28)	0.48
LESS DISTRIBUTIONS FROM:
Net investment income	(0.35)	(0.15)
Total distributions	(0.35)	(0.15)
Paid-in capital from redemption fees (Note 4)	0.02	—
Net Asset Value, end of period	$15.37	$17.98
TOTAL RETURN	(12.58%)	2.76%[5]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$84,302	$8,853
Ratio of expenses to average net assets	1.03%	0.99%[6]
Ratio of net investment income (loss) to average net assets	0.84%	0.37%[6]
Portfolio turnover[3]	28.06%	26.33%[5]

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

4 Institutional Shares commenced operations on October 29, 2010.

5 Not annualized.

6 Annualized.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 89

Financial Highlights

Matthews Pacific Tiger Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year ended Dec. 31
INVESTOR SHARES	2011	2010	2009	2008	2007
Net Asset Value, beginning of year	$23.44	$19.23	$11.05	$27.86	$23.71
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.10[1]	0.09[1]	0.06[1]	0.24[1]	0.30
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(2.78)	4.20	8.27	(13.31)	7.78
Total from investment operations	(2.68)	4.29	8.33	(13.07)	8.08
LESS DISTRIBUTIONS FROM:
Net investment income	(0.11)	(0.08)	(0.15)	(0.30)	(0.31)
Net realized gains on investments	(0.33)	—	—	(3.44)	(3.62)
Total distributions	(0.44)	(0.08)	(0.15)	(3.74)	(3.93)
Paid-in capital from redemption fees (Note 4)	0.01	—[2]	—	—[2]	—[2]
Net Asset Value, end of year	$20.33	$23.44	$19.23	$11.05	$27.86
TOTAL RETURN	(11.41%)	22.30%	75.37%	(46.12%)	33.66%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's)	$2,780,640	$5,196,743	$3,565,745	$1,202,441	$3,806,714
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.11%	1.09%	1.13%	1.12%	1.11%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.11%	1.09%	1.13%	1.12%	1.10%
Ratio of net investment income (loss) to average net assets	0.44%	0.43%	0.41%	1.10%	1.12%
Portfolio turnover	10.51%[3]	11.43%[3]	13.22%	16.76%	24.09%

INSTITUTIONAL SHARES	Year Ended Dec. 31, 2011	Period Ended Dec. 31, 2010[4]
Net Asset Value, beginning of period	$23.44	$23.37
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.23	0.01
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(2.87)	0.15
Total from investment operations	(2.64)	0.16
LESS DISTRIBUTIONS FROM:
Net investment income	(0.15)	(0.09)
Net realized gains on investments	(0.33)	—
Total distributions	(0.48)	(0.09)
Paid-in capital from redemption fees (Note 4)[2]	—	—
Net Asset Value, end of period	$20.32	$23.44
TOTAL RETURN	(11.28%)	0.67%[5]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$2,029,091	$540,469
Ratio of expenses to average net assets	0.95%	0.95%[6]
Ratio of net investment income (loss) to average net assets	1.03%	0.38%[6]
Portfolio turnover[3]	10.51%	11.43%[5]

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

4 Institutional Shares commenced operations on October 29, 2010.

5 Not annualized.

6 Annualized.

See accompanying notes to financial statements.

90 MATTHEWS ASIA FUNDS

Matthews China Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year ended Dec. 31
INVESTOR SHARES	2011	2010	2009	2008	2007
Net Asset Value, beginning of year	$29.36	$25.50	$14.34	$39.73	$24.16
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.26[1]	0.15[1]	0.09[1]	0.30[1]	0.12
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(5.78)	3.86	11.12	(19.78)	16.85
Total from investment operations	(5.52)	4.01	11.21	(19.48)	16.97
LESS DISTRIBUTIONS FROM:
Net investment income	(0.28)	(0.15)	(0.07)	(0.33)	(0.11)
Net realized gains on investments	(2.06)	(0.02)	—	(5.62)	(1.37)
Total distributions	(2.34)	(0.17)	(0.07)	(5.95)	(1.48)
Paid-in capital from redemption fees (Note 4)	0.01	0.02	0.02	0.04	0.08
Net Asset Value, end of year	$21.51	$29.36	$25.50	$14.34	$39.73
TOTAL RETURN	(18.93%)	15.77%	78.30%	(48.95%)	70.14%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's)	$1,836,333	$2,939,638	$2,566,005	$781,104	$2,335,402
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.13%	1.15%	1.21%	1.23%	1.18%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.13%	1.15%	1.21%	1.23%	1.17%
Ratio of net investment income (loss) to average net assets	0.93%	0.54%	0.46%	1.03%	0.49%
Portfolio turnover	8.43%[2]	9.98%[2]	5.28%	7.91%	22.13%

INSTITUTIONAL SHARES	Year Ended Dec. 31, 2011	Period Ended Dec. 31, 2010[3]
Net Asset Value, beginning of period	$29.36	$30.02
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.26	(0.04)
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(5.73)	(0.44)
Total from investment operations	(5.47)	(0.48)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.34)	(0.16)
Net realized gains on investments	(2.06)	(0.02)
Total distributions	(2.40)	(0.18)
Paid-in capital from redemption fees (Note 4)	—[4]	—
Net Asset Value, end of period	$21.49	$29.36
TOTAL RETURN	(18.80%)	(1.62%)[5]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$288,277	$41,545
Ratio of expenses to average net assets	0.96%	0.97%[6]
Ratio of net investment income (loss) to average net assets	0.99%	(0.74%)[6]
Portfolio turnover[2]	8.43%	9.98%[5]

1 Calculated using the average daily shares method.

2 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

3 Institutional Shares commenced operations on October 29, 2010.

4 Less than $0.01 per share.

5 Not annualized.

6 Annualized.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 91

Financial Highlights

Matthews India Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year ended Dec. 31
INVESTOR SHARES	2011	2010	2009	2008	2007
Net Asset Value, beginning of year	$21.49	$16.29	$8.37	$24.44	$15.45
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.11[1]	0.05[1]	0.07[1]	0.03[1]	(0.01)
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(7.96)	5.22	8.06	(15.33)	9.87
Total from investment operations	(7.85)	5.27	8.13	(15.30)	9.86
LESS DISTRIBUTIONS FROM:
Net investment income	(0.07)	(0.09)	(0.10)	(0.11)	(0.21)
Net realized gains on investments	—	—	(0.12)	(0.69)	(0.68)
Total distributions	(0.07)	(0.09)	(0.22)	(0.80)	(0.89)
Paid-in capital from redemption fees (Note 4)	0.02	0.02	0.01	0.03	0.02
Net Asset Value, end of year	$13.59	$21.49	$16.29	$8.37	$24.44
TOTAL RETURN	(36.48%)	32.53%	97.25%	(62.32%)	64.13%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's)	$559,337	$1,388,892	$720,925	$317,516	$1,311,072
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.18%	1.18%	1.27%	1.29%	1.29%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.18%	1.18%	1.27%	1.29%	1.28%
Ratio of net investment income (loss) to average net assets	0.58%	0.25%	0.59%	0.16%	(0.04%)
Portfolio turnover	3.51%[2]	6.14%[2]	18.09%	26.68%	25.59%

INSTITUTIONAL SHARES	Year Ended Dec. 31, 2011	Period Ended Dec. 31, 2010[3]
Net Asset Value, beginning of period	$21.48	$22.03
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.16	(0.02)
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(7.96)	(0.43)
Total from investment operations	(7.80)	(0.45)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.07)	(0.10)
Total distributions	(0.07)	(0.10)
Paid-in capital from redemption fees (Note 4)	—[4]	—
Net Asset Value, end of period	$13.61	$21.48
TOTAL RETURN	(36.35%)	(2.01%)[5]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$26,920	$48,119
Ratio of expenses to average net assets	0.99%	0.99%[6]
Ratio of net investment income (loss) to average net assets	0.86%	(0.51%)[6]
Portfolio turnover[2]	3.51%	6.14%[5]

1 Calculated using the average daily shares method.

2 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

3 Institutional Shares commenced operations on October 29, 2010.

4 Less than $0.01 per share.

5 Not annualized.

6 Annualized.

See accompanying notes to financial statements.

92 MATTHEWS ASIA FUNDS

Matthews Japan Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year ended Dec. 31
INVESTOR SHARES	2011	2010	2009	2008	2007
Net Asset Value, beginning of year	$12.53	$10.91	$10.19	$14.55	$17.29
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.07[1]	0.02[1]	0.10[1]	0.11[1]	0.03
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(1.06)	2.09	0.92	(4.26)	(1.86)
Total from investment operations	(0.99)	2.11	1.02	(4.15)	(1.83)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.22)	(0.49)	(0.31)	—	(0.01)
Net realized gains on investments	—	—	—	(0.22)	(0.91)
Total distributions	(0.22)	(0.49)	(0.31)	(0.22)	(0.92)
Paid-in capital from redemption fees (Note 4)	0.02	—[2]	0.01	0.01	0.01
Net Asset Value, end of year	$11.34	$12.53	$10.91	$10.19	$14.55
TOTAL RETURN	(7.72%)	19.58%	10.06%	(28.38%)	(10.96%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's)	$101,369	$67,805	$88,334	$123,674	$166,860
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.22%	1.30%	1.31%	1.23%	1.24%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.22%	1.30%	1.31%	1.23%	1.23%
Ratio of net investment income (loss) to average net assets	0.54%	0.13%	0.97%	0.84%	(0.01%)
Portfolio turnover	34.94%[3]	46.29%[3]	126.75%	88.97%	45.51%

INSTITUTIONAL SHARES	Year Ended Dec. 31, 2011	Period Ended Dec. 31, 2010[4]
Net Asset Value, beginning of period	$12.53	$11.73
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.06	(0.01)
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(1.04)	1.30
Total from investment operations	(0.98)	1.29
LESS DISTRIBUTIONS FROM:
Net investment income	(0.22)	(0.49)
Total distributions	(0.22)	(0.49)
Paid-in capital from redemption fees (Note 4)	0.01	—
Net Asset Value, end of period	$11.34	$12.53
TOTAL RETURN	(7.72%)	11.22%[5]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$30,302	$4
Ratio of expenses to average net assets	1.07%	1.08%[6]
Ratio of net investment income (loss) to average net assets	0.46%	(0.51%)[6]
Portfolio turnover[3]	34.94%	46.29%[5]

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

4 Institutional Shares commenced operations on October 29, 2010.

5 Not annualized.

6 Annualized.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 93

Financial Highlights

Matthews Korea Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year ended Dec. 31
INVESTOR SHARES	2011	2010	2009	2008	2007
Net Asset Value, beginning of year	$5.14	$4.31	$2.75	$6.56	$6.23
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.01)[1]	0.01[1]	(0.01)[1]	(0.02)[1]	0.07
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(0.31)	0.93	1.74	(3.48)	1.15
Total from investment operations	(0.32)	0.94	1.73	(3.50)	1.22
LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)	—	—	(0.06)	(0.02)
Net realized gains on investments	(0.22)	(0.11)	(0.17)	(0.25)	(0.87)
Total distributions	(0.23)	(0.11)	(0.17)	(0.31)	(0.89)
Paid-in capital from redemption fees (Note 4)	—[2]	—[2]	—[2]	—[2]	—[2]
Net Asset Value, end of year	$4.59	$5.14	$4.31	$2.75	$6.56
TOTAL RETURN	(6.45%)	21.86%	62.92%	(52.66%)	18.90%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's)	$141,590	$166,990	$138,371	$87,253	$250,421
Ratio of expenses to average net assets	1.18%	1.21%	1.30%	1.27%	1.21%
Ratio of net investment income (loss) to average net assets	(0.18%)	0.16%	(0.36%)	(0.34%)	1.17%
Portfolio turnover	30.13%[3]	39.05%[3]	52.47%	28.70%	24.20%

INSTITUTIONAL SHARES	Year Ended Dec. 31, 2011	Period Ended Dec. 31, 2010[4]
Net Asset Value, beginning of period	$5.14	$4.84
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.17	0.03
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(0.47)	0.38

Total from investment operations	(0.30)	0.41
LESS DISTRIBUTIONS FROM:

Net investment income	(0.01)	—
Net realized gains on investments	(0.22)	(0.11)
Total distributions	(0.23)	(0.11)
Paid-in capital from redemption fees (Note 4)	—[2]	—
Net Asset Value, end of period	$4.61	$5.14
TOTAL RETURN	(6.05%)	8.51%[5]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$15,109	$4
Ratio of expenses to average net assets	1.07%	0.91%[6]
Ratio of net investment income (loss) to average net assets	3.37%	3.74%[6]
Portfolio turnover[3]	30.13%	39.05%[5]

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of share issued.

4 Institutional Shares commenced operations on October 29, 2010.

5 Not annualized.

6 Annualized.

See accompanying notes to financial statements.

94 MATTHEWS ASIA FUNDS

Matthews Asia Small Companies Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year ended Dec. 31			Period Ended
INVESTOR SHARES	2011	2010	2009	Dec. 31, 2008[1]
Net Asset Value, beginning of period	$21.16	$15.79	$7.89	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.15	0.04	0.02	0.01
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(4.35)	5.55	8.04	(2.16)
Total from investment operations	(4.20)	5.59	8.06	(2.15)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.17)	(0.09)	(0.05)	(0.02)
Net realized gains on investments	(2.04)	(0.15)	(0.15)	—
Total distributions	(2.21)	(0.24)	(0.20)	(0.02)
Paid-in capital from redemption fees (Note 4)	0.02	0.02	0.04	0.06
Net Asset Value, end of period	$14.77	$21.16	$15.79	$7.89
TOTAL RETURN	(20.03%)	35.54%	103.00%	(21.03%)[3]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$258,944	$547,094	$109,726	$3,173
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.52%	1.59%	2.90%	14.31%[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.52%	1.63%	2.00%	2.00%[4]
Ratio of net investment income (loss) to average net assets	0.76%	0.24%	0.13%	0.15%[4]
Portfolio turnover	19.97%	23.99%	21.39%	3.10%[3]

1 Investor Shares commenced operations on September 15, 2008.

2 Calculated using the average daily shares method.

3 Not annualized.

4 Annualized.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 95

Financial Highlights

Matthews China Small Companies Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout the period presented.

INVESTOR SHARES	Period Ended Dec. 31, 2011[1]
Net Asset Value, beginning of period	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	(0.02)
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(2.96)
Total from investment operations	(2.98)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)
Total distributions	(0.01)
Paid-in capital from redemption fees (Note 4)	0.03
Net Asset Value, end of period	$7.04
TOTAL RETURN	(29.51%)[3]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$4,493
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	5.32%[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	2.00%[4]
Ratio of net investment income (loss) to average net assets	(0.53%)[4]
Portfolio turnover	6.08%[3]

1 Investor Shares commenced operations on May 31, 2011.

2 Calculated using the average daily shares method.

3 Not annualized.

4 Annualized.

See accompanying notes to financial statements.

96 MATTHEWS ASIA FUNDS

Matthews Asia Science and Technology Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year ended Dec. 31
INVESTOR SHARES	2011	2010	2009	2008	2007
Net Asset Value, beginning of year	$9.89	$8.02	$4.71	$9.80	$7.92
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.02[1]	0.03[1]	—[1,2]	0.01[1]	—[2]
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency	(1.74)	1.86	3.31	(5.11)	1.87
Total from investment operations	(1.72)	1.89	3.31	(5.10)	1.87
LESS DISTRIBUTIONS FROM:
Net investment income	(0.02)	(0.02)	—	—	—
Total distributions	(0.02)	(0.02)	—	—	—
Paid-in capital from redemption fees (Note 4)	0.01	—[2]	—[2]	0.01	0.01
Net Asset Value, end of year	$8.16	$9.89	$8.02	$4.71	$9.80
TOTAL RETURN	(17.26%)	23.58%	70.28%	(51.94%)	23.74%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's)	$153,349	$190,436	$130,367	$74,476	$252,304
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.21%	1.26%	1.40%	1.33%	1.26%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.21%	1.26%	1.40%	1.33%	1.25%
Ratio of net investment income (loss) to average net assets	0.23%	0.35%	0.30%	0.08%	(0.30%)
Portfolio turnover	65.47%	61.61%	83.27%	44.84%	33.21%

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 97

Notes to Financial Statements

1.  ORGANIZATION

Matthews Asia Funds (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently issues thirteen separate series of shares (each a "Fund" and collectively, the "Funds"): Matthews Asia Strategic Income Fund, Matthews Asian Growth and Income Fund, Matthews Asia Dividend Fund, Matthews China Dividend Fund, Matthews Asia Growth Fund, Matthews Pacific Tiger Fund, Matthews China Fund, Matthews India Fund, Matthews Japan Fund, Matthews Korea Fund, Matthews Asia Small Companies Fund, Matthews China Small Companies Fund and Matthews Asia Science and Technology Fund. Each Fund except for Matthews Asia Small Companies Fund, Matthews China Small Companies Fund and Matthews Asia Science and Technology Fund currently offers two classes of shares: Investor Class and Institutional Class. Matthews Asia Small Companies Fund, Matthews China Small Companies Fund and Matthews Asia Science and Technology Fund currently offer only Investor Class shares. Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except each class may be subject to different class expenses as outlined in the relevant prospectus and each class has exclusive voting rights with respect to matters solely affecting such class.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

A.  SECURITY VALUATION: The value of the Funds' exchange-traded securities is based on market quotations for those securities, or on their fair value determined by or under the direction of the Funds' Board of Trustees (the "Board"). Market quotations are provided by pricing services that are independent of the Funds and Matthews. Foreign exchange-traded securities are valued as of the close of trading on the primary exchange on which they trade. Securities that trade in over-the-counter markets, including most debt securities (bonds), may be valued by other third-party vendors or by using indicative bid quotations from bond dealers or market makers, or other available market information, or on their fair value as determined by or under the direction of the Board. Prior to November 30, 2011, debt securities were valued using indicative bid and ask quotations from bond dealers or market makers, or other available information, or at their fair value as determined by or under the direction of the Board. Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined at the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The Funds may also utilize independent pricing services to assist them in determining a current market value for each security based on sources believed to be reliable.

The books and records of the Funds are maintained in U.S. dollars. Transactions, portfolio securities, and assets and liabilities denominated in a foreign currency are translated and recorded in U.S. dollars at the prevailing exchange rate as of the close of trading on the New York Stock Exchange ("NYSE"). Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in foreign exchange rate from that which is due to changes in market prices of equity securities.

Market values for equity securities are determined based on quotations from the principal (or most advantageous) market on which the security is traded. Market quotations used by the Funds include last reported sale prices, or, if such prices are not reported or available, bid and ask prices. Securities are valued through valuations obtained from a commercial pricing service or by securities dealers in accordance with procedures established by the Board.

The Board has delegated the responsibility of making fair value determinations to the Funds' Valuation Committee (the "Valuation Committee") subject to the Funds' Pricing Policies. When fair value pricing is employed, the prices of securities used by a Fund to calculate its Net Asset Value ("NAV") may differ from any quoted or published prices for the same securities for that day. All fair value determinations are made subject to the Board's oversight. Events affecting the value of foreign investments may occur between the time at which they are determined and when the Funds calculate their NAV, which is normally the close of trading on the NYSE. If such events render market quotations unreliable, and the impact of such events can be reasonably determined, the investments will be valued at their fair value. The fair value of a security held by the Funds may be determined using the services of third-party pricing services retained by the Funds or by the Valuation Committee, in either case subject to the Board's oversight.

Foreign securities held by the Funds may be traded on days and at times when the NYSE is closed. Accordingly, the NAV of the Funds may be significantly affected on days when shareholders have no access to the Funds.

B.  FAIR VALUE MEASUREMENTS: In accordance with the guidance on fair value measurements and disclosures under generally accepted accounting principles in the United States ("U.S. GAAP"), the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). Various inputs are used in determining the fair value of investments and derivative financial instruments, which are as follows:

Level 1: Quoted prices in active markets for identical securities.

Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

As of December 31, 2011, Level 3 securities consist primarily of international bonds that trade in over-the-counter markets. As described in Note 2-A, these securities are valued by other third-party vendors or by using indicative bid quotations from bond dealers and market makers, or on their fair value as determined under the direction of the Board. Indicative quotations and other information used by the Funds may not always be directly observable in the marketplace due to the nature of these markets and the manner of execution. These inputs, the methodology used for valuing such securities, and the characterization of such securities as Level 3 securities are not necessarily an indication of liquidity, or the risk associated with investing in these securities. Level 2 equity securities consist primarily of securities that have been fair valued by third-party pricing services (see Note A).

98 MATTHEWS ASIA FUNDS

The summary of inputs used to determine the fair valuation of the Fund's investments and derivative financial instruments as of December 31, 2011 is as follows:

	Matthews Asia Strategic Income Fund	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund	Matthews Asia Growth Fund	Matthews Pacific Tiger Fund
Level 1: Quoted Prices
Common Equities:
Australia	$—	$204,468,886	$207,618,477	$16,618,223	$—
Cambodia	—	—	—	5,571,663	—
China/Hong Kong	387,461	468,613,440	564,229,551	87,682,654	1,448,443,084
India	—	—	—	13,414,464	666,488,814
Indonesia	—	85,073,249	78,913,245	24,087,696	464,926,550
Japan	—	239,138,601	585,896,197	107,978,166	—
Malaysia	—	155,135,872	7,715,142	9,093,262	278,526,071
Singapore	357,118	403,514,165	195,660,930	8,664,038	56,823,802
South Korea	—	32,679,858	75,393,924	—	61,779,438
Sri Lanka	—	—	—	4,811,774	—
Taiwan	165,131	177,689,985	205,138,951	16,267,403	411,584,207
Thailand	—	32,086,606	45,299,453	4,519,426	158,866,167
United Kingdom	182,319	78,117,687	54,055,937	—	—
Vietnam	—	47,850,596	—	6,916,156	46,288,684
Preferred Equities:
South Korea	—	32,877,916	—	—	—
Warrants:
India	—	5,283,953	—	—	—
Level 2: Other Significant Observable Inputs
Common Equities:
Philippines	—	53,406,724	44,054,710	—	113,350,006
South Korea	—	77,403,472	51,024,089	6,774,021	783,156,057
Thailand	—	172,640,862	112,804,001	15,683,954	183,685,904
Preferred Equities:
South Korea	—	60,681,590	—	6,626,668	—
Level 3: Significant Unobservable Inputs
Corporate Bonds	4,268,354	468,582,867
Foreign Government Obligations	6,569,135	—	—	—	—
Total Market Value of Investments	$11,929,518	$2,795,246,329	$2,227,804,607	$334,709,568	$4,673,918,784

Matthews Asia Strategic Income Fund
Derivative Financial Instruments
Assets
Level 2: Other Significant Observable Inputs
Foreign Currency Exchange Contracts	$1,367
Liabilities
Level 2: Other Significant Observable Inputs
Foreign Currency Exchange Contracts	($18,315)
Total Market Value of Derivative Financial Instruments	($16,948)

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Notes to Financial Statements (continued)

	Matthews China Dividend Fund	Matthews China Fund	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund	Matthews China Small Companies Fund
Investments
Level 1: Quoted Prices
Common Equities:
Consumer Discretionary	$5,167,180	$491,853,207	$60,892,632	$34,199,387	$—	$1,181,136
Consumer Staples	1,813,552	279,896,961	61,738,096	5,117,669	8,509,151	704,330
Energy	1,791,497	163,889,105	8,491,322	—	—	—
Financials	3,811,407	388,307,838	129,685,577	15,972,794	—	130,894
Health Care	760,923	56,778,630	34,931,406	12,872,728	—	357,520
Industrials	2,419,980	187,219,239	97,927,825	29,047,857	—	893,270
Information Technology	3,329,503	263,264,056	68,542,801	23,012,219	—	609,857
Materials	1,606,318	—	55,660,799	6,055,579	4,392,350	283,475
Telecommunication Services	2,571,844	115,286,527	—	5,448,895	—	—
Utilities	3,019,329	137,571,827	30,082,968	—	—	157,907
Preferred Equities:
Financials	—	—	—	—	2,531,922	—
Level 2: Other Significant Observable Inputs
Common Equities:
Consumer Discretionary	—	—	—	—	39,050,692	—
Consumer Staples	—	—	—	—	5,174,061	—
Energy	—	—	—	—	2,848,919	—
Financials	—	—	—	—	26,042,828	—
Health Care	—	—	—	—	3,589,218	—
Industrials	—	—	—	—	12,805,113	—
Information Technology	—	—	—	—	33,312,168	—
Materials	—	—	—	—	9,707,930	—
Telecommunication Services	—	—	—	—	1,221,283	—
Preferred Equities:
Consumer Discretionary	—	—	—	—	4,356,758	—
Materials	—	—	—	—	801,622	—
Level 3: Significant Unobservable Inputs
Common Equities:
Information Technology	—	—	—	—	—	37,218
Corporate Bonds	—	—	40,219,200	—	—	—
Total Market Value of Investments	$26,291,533	$2,084,067,390	$588,172,626	$131,727,128	$154,344,015	$4,355,607

	Matthews Asia Small Companies Fund	Matthews Asia Science and Technology Fund
Level 1: Quoted Prices
Common Equities:
China/Hong Kong	$75,186,299	$49,406,528
India	40,724,609	6,105,262
Indonesia	20,038,245	2,840,376
Singapore	7,416,329	—
Japan	—	28,466,941
Malaysia	21,632,980	2,482,104
Taiwan	40,705,819	29,198,385
United States	—	3,344,120
Vietnam	—	1,021,306
Level 2: Other Significant Observable Inputs
Common Equities:
South Korea	33,577,578	29,268,872
Thailand	11,796,517	—
Level 3: Significant Unobservable Inputs
Common Equities:
China/Hong Kong	3,040,262	—
Total Market Value of Investments	$254,118,638	$152,133,894

100 MATTHEWS ASIA FUNDS

Certain foreign securities may be fair valued by external pricing services when the Funds determine that events affecting the value of foreign securities which occur between the time at which they are determined and the close of trading on the NYSE render market quotations unreliable. Such fair valuations are categorized as Level 2 in the fair value hierarchy. Foreign securities that are valued based on market quotations are categorized as Level 1 in the fair value hierarchy (See Note 2-A Securities Valuation). At December 31, 2011, the Funds utilized third party pricing services to fair value certain markets which were different than markets which utilized third party pricing services at December 31, 2010. As a result, certain securities held by the Funds were transferred from Level 2 into Level 1 and certain securities held by the Funds were transferred from Level 1 into Level 2 with beginning of period values as follows:

	Transfer to Level 1 from Level 2	Transfer to Level 2 from Level 1
Matthews Asian Growth and Income Fund	$39,123,038	$38,813,239
Matthews Asia Dividend Fund	45,783,524	29,195,526
Matthews Pacific Tiger Fund	186,019,349	88,824,476
Matthews Korea Fund	8,872,612	10,889,630

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine value:

	Matthews Asia Strategic Income Fund	Matthews Asia Strategic Income Fund	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund	Matthews India Fund
	Corporate Bonds	Foreign Government Obligations	Corporate Bonds	Corporate Bonds	Corporate Bonds
Balance as of 12/31/10 (market value)	$—	$—	$890,985,739	$4,869,165	$109,826,875
Accrued discounts/premiums	66	(2,920)	15,128,504	2,879	1,603,554
Realized gain/(loss)	—	(7,061)	34,430,415	793,658	(1,425,858)
Change in unrealized appreciation/depreciation	204	(48,790)	(125,267,874)	(1,492,083)	(10,766,246)
Net purchases	4,268,084	7,064,307	67,659,110	—	3,163,250
Net sales	—	(436,401)	(414,353,027)	(4,173,619)	(62,182,375)
Transfers in to Level 3*	—	—	—	—	—
Transfers out of Level 3*	—	—	—	—	—
Balance as of 12/31/11 (market value)	$4,268,354	$6,569,135	$468,582,867	$—	$40,219,200
Net change in unrealized appreciation/depreciation on Level 3 investments held as of 12/31/11**	$204	($48,790)	($61,196,226)	$—	($10,432,883)

	Matthews Asia Small Companies Fund	Matthews China Small Companies Fund
	Common Equities — China	Common Equities — Information Technology
Balance as of 12/31/10 (market value)	$—	$—
Accrued discounts/premiums	—	—
Realized gain/(loss)	(344,868)	—
Change in unrealized appreciation/depreciation	(6,648,267)	(27,465)
Net Purchases	2,545,402	64,683
Net Sales	(2,033,081)	—
Transfers in to Level 3*	9,521,076	—
Transfers out of Level 3*	—	—
Balance as of 12/31/11 (market value)	$3,040,262	$37,218
Net change in unrealized appreciation/depreciation on Level 3 investments held as of 12/31/11**	($6,648,267)	($27,465)

*  The Fund's policy is to recognize transfers in and transfer out as of the beginning of the reporting period.

**  Included in the related amounts on the Statements of Operations.

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards ("IFRS").

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Notes to Financial Statements (continued)

ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

C.  RISKS ASSOCIATED WITH NON-U.S. COMPANIES: Investments by the Funds in the securities of non-U.S. companies may involve investment risks not typically associated with investments in U.S. issuers. These risks include possible political, economic, social and religious instability, inadequate investor protection; changes in laws or regulations of countries within the Asia Pacific region (including both in countries where you invest, as well as in the broader region); international relations with other nations; natural disasters; corruption; and military activity. Foreign securities may be subject to greater fluctuations in price than securities of domestic corporations or the U.S. government. Foreign investing may also include the risk of expropriation or confiscatory taxation, limitation on the removal or funds or other assets, currency crises and exchange controls, the imposition of foreign withholding tax on the interest income payable on such instruments, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by the Funds. Additionally, Asia Pacific countries may utilize formal or informal currency exchange controls or "capital controls" that may limit the ability to repatriate investments or income or adversely affect the value of portfolio investments. The economies of many Asia Pacific countries differ from the economies of more developed countries in many respects, such as their rate of growth, inflation, capital reinvestment, resource self-sufficiency and dependence on other economies, financial system stability, the national balance of payments position and sensitivity to changes in global trade. Certain Asia Pacific countries are highly dependent upon and may be affected by developments in the economies of other countries. Non-U.S. companies are subject to different accounting, auditing, and financial reporting standards, practices, and requirements than U.S. companies. There is generally less government regulation of stock exchanges, brokers, and listed companies abroad than in the United States, which may result in less transparency with respect to a company's operations, and make obtaining information about them more difficult (or such information may be unavailable). Foreign stock markets may not be as developed or efficient as those in the United States, and the absence of negotiated brokerage commissions in certain countries may result in higher brokerage fees. The time between the trade and settlement dates of securities transactions on foreign exchanges ranges from one day to four weeks or longer and may result in higher custody charges. Custodial arrangements may be less well developed than in the United States. Foreign securities are generally denominated and pay distributions in foreign currencies, exposing the Funds to changes in foreign currency exchange rates. Investing in any country in the Asia Pacific region will also entail risks specific and unique to that country, and these risks can be significant and change rapidly.

D.  INCOME AND WITHHOLDING TAXES: It is the policy of the Funds to comply with all requirements of the Internal Revenue Code of 1986, as amended ("the Code"), applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds have met the requirements of the Code applicable to regulated investment companies for fiscal year ended December 31, 2011. Therefore, no federal income tax provision is required. Income and capital gains of the Funds are determined in accordance with both tax regulations and U.S. GAAP. Such treatment may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to certain differences in computation of distributable income and capital gains under federal tax rules versus U.S. GAAP, and the use of the tax accounting practice known as equalization.

Management has analyzed the Funds' tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds' financial statements. The Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

In addition to the requirements of the Code, the Funds may be subject to foreign withholding taxes on distributions by or capital gains associated with portfolio holdings. The Funds consider the impact of a country's tax laws and regulations, as well as withholding, when considering investment decisions. The Funds may be subject to short-term capital gains tax in India on gains realized upon disposition of Indian securities held less than one year. The tax is computed on net realized gains; any realized losses in excess of gains may be carried forward for a period of up to eight years to offset future gains. Any net taxes payable must be remitted to the Indian government prior to repatriation of sales proceeds. The Funds that invest in Indian securities accrue a liability for the estimated potential future Indian tax liability for unrealized short-term gains in excess of available carryforwards on Indian securities. This accrual may reduce a Fund's net asset value. As of December 31, 2011, the Funds may also be subject to capital gains tax on fixed income securities in Indonesia. Matthews Asia Strategic Income Fund has recorded a payable of $1,249 as an estimate for such potential future Indonesia capital gains taxes.

In addition, China has recently adopted certain revisions to its tax laws and regulations that generally result in holdings of the Funds in companies headquartered in China (whether A shares, B shares, H shares or shares traded in depository receipt form) being subject to withholding taxes on dividends and other income. To the extent that such withholding taxes are imposed on holdings of the Funds in companies headquartered in China, the Funds' returns will be adversely impacted.

E.  OFFERING COSTS: Offering costs are amortized on a straight-line basis over one year from each Fund's respective commencement of operations. In the event that any of the initial shares are redeemed during the period of amortization of the Fund's offering costs, the redemption proceeds will be reduced by any such unamortized offering costs in the same proportion as the number of shares being redeemed bears to the number of those shares outstanding at the time of redemption.

F.  DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of Matthews Asian Growth and Income Fund and Matthews China Dividend Fund to distribute net investment income on a semi-annual basis and capital gains, if any, annually. It is the policy of Matthews Asia Dividend Fund and Matthews Asia Strategic Income Fund to distribute net investment income on a quarterly basis and capital gains, if any, annually. Each of the other Funds distribute net investment income and capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Net investment losses may not be utilized to offset net investment income in future periods for tax purposes.

102 MATTHEWS ASIA FUNDS

The tax character of distributions paid for the fiscal years ended December 31, 2011 and December 31, 2010 were as follows:

YEAR ENDED DECEMBER 31, 2011	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions
Matthews Asia Strategic Income Fund	$23,396	$—	$23,396
Matthews Asian Growth and Income Fund	99,386,784	112,546,940	211,933,724
Matthews Asia Dividend Fund	65,160,891	11,676,961	76,837,852
Matthews China Dividend Fund	1,087,962	27,774	1,115,736
Matthews Asia Growth Fund	7,735,513	—	7,735,513
Matthews Pacific Tiger Fund	28,983,044	77,058,025	106,041,069
Matthews China Fund	25,170,852	174,899,928	200,070,780
Matthews India Fund	2,994,775	—	2,994,775
Matthews Japan Fund	2,606,346	—	2,606,346
Matthews Korea Fund	1,792,530	5,678,972	7,471,502
Matthews Asia Small Companies Fund	2,884,834	34,237,212	37,122,046
Matthews China Small Companies Fund	5,954	—	5,954
Matthews Asia Science and Technology Fund	454,558	—	454,558
YEAR ENDED DECEMBER 31, 2010	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions
Matthews Asian Growth and Income Fund	$94,189,105	$51,682,614	$145,871,719
Matthews Asia Dividend Fund	40,287,845	5,022,499	45,310,344
Matthews China Dividend Fund	722,729	—	722,729
Matthews Asia Growth Fund	2,855,326	—	2,855,326
Matthews Pacific Tiger Fund	18,668,943	—	18,668,943
Matthews China Fund	14,642,220	2,109,742	16,751,962
Matthews India Fund	6,221,074	—	6,221,074
Matthews Japan Fund	2,536,497	—	2,536,497
Matthews Korea Fund	—	3,500,175	3,500,175
Matthews Asia Small Companies Fund	2,373,718	3,751,019	6,124,737
Matthews Asia Science and Technology Fund	394,719	—	394,719

G.  INVESTMENT TRANSACTIONS AND INCOME: Securities transactions are accounted for on the date the securities are purchased or sold. Gains or losses on the sale of securities are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is generally recorded on the ex-dividend date. Dividend income for certain issuers headquartered in countries which the Funds invest may not be recorded until approved by the shareholders (which may occur after the ex-dividend date) if, in the judgment of management, such dividends are not reasonably determined as of the ex-dividend date. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets or another appropriate basis.

H.  FUND EXPENSE ALLOCATIONS: The Funds account separately for the assets, liabilities and operations of each Fund. Direct expenses of each Fund or class are charged to that Fund or class while general expenses are allocated pro-rata among the Funds based on net assets or other appropriate methods.

I.  CASH OVERDRAFTS: When cash balances are overdrawn, a Fund is charged an overdraft fee by the custodian of 1.00% above the 30-day LIBOR rate on outstanding balances. These amounts, if any, are included in "Other expenses" on the Statements of Operations.

J.  USE OF ESTIMATES: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

3.  DERIVATIVE FINANCIAL INSTRUMENTS

Matthews Asia Strategic Income Fund engages in various portfolio investment strategies using derivative contracts to economically hedge its exposure to foreign currency exchange rate risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund's primary risks associated with the use of derivatives include the other party to the derivative contract may fail to fulfill its obligation, reduced liquidity, the Fund may suffer disproportionate heavy losses relative to the amount invested, and changes in the value of the derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivative.

Forward Foreign Currency Exchange Contracts: Matthews Asia Strategic Income Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a

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Notes to Financial Statements (continued)

realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2011
	Statements of Assets and Liabilities Location	Matthews Asia Strategic Income Fund
	Assets
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$1,367
	Liabilities
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	$18,315
The Effect of Derivative Instruments on the Statements of Operations Year Ended December 31, 2011

Matthews Asia Strategic Income Fund
Net Change in Unrealized Appreciation/Depreciation on
Foreign currency related transactions	($16,948)

For the year ended December 31, 2011, the average monthly balances of outstanding derivative financial instruments were as follows:

Matthews Asia Strategic Income Fund
Forward Foreign Currency Exchange Contracts (Foreign Currency Exchange Risk):
Average number of contracts—U.S. dollars purchased	1
Average U.S. dollar amounts purchased	$278,035
Average number of contracts—U.S. dollars sold	2
Average U.S. dollar amounts sold	$1,065,921

4.  CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share.

	Period Ended December 31, 2011
MATTHEWS ASIA STRATEGIC INCOME FUND*	Shares	Amount
Investor Shares
Shares sold	778,753	$7,781,032
Shares issued through reinvestment of distributions	1,377	13,650
Shares redeemed	(52)	(519)
Net increase (decrease)	780,078	$7,794,163
	Period Ended December 31, 2011
	Shares	Amount
Institutional Shares
Shares sold	529,314	$5,293,133
Shares issued through reinvestment of distributions	976	9,676
Net increase (decrease)	530,290	$5,302,809

*  Investor Shares and Institutional Shares commenced operations on November 30, 2011.

104 MATTHEWS ASIA FUNDS

	Year Ended December 31, 2011		Year Ended December 31, 2010
MATTHEWS ASIAN GROWTH AND INCOME FUND	Shares	Amount	Shares	Amount
Investor Shares
Shares sold	32,060,064	$559,112,796	94,537,711	$1,599,476,355
Shares issued through reinvestment of distributions	10,068,790	158,200,819	7,642,437	131,851,386
Shares redeemed	(104,375,074)	(1,819,398,166)	(46,104,373)	(777,329,497)
Net increase (decrease)	(62,246,220)	($1,102,084,551)	56,075,775	$953,998,244
	Year Ended December 31, 2011		Period Ended December 31, 2010*
	Shares	Amount	Shares	Amount
Institutional Shares
Shares sold	42,908,389	$768,482,507	7,042,986	$128,638,654
Shares issued through reinvestment of distributions	2,445,888	38,413,987	117,858	2,080,203
Shares redeemed	(17,185,882)	(283,032,015)	(42,484)	(766,000)
Net increase (decrease)	28,168,395	$523,864,479	7,118,360	$129,952,857

*  Institutional Shares commenced operations on October 29, 2010.

	Year Ended December 31, 2011		Year Ended December 31, 2010
MATTHEWS ASIA DIVIDEND FUND	Shares	Amount	Shares	Amount
Investor Shares
Shares sold	110,243,475	$1,519,475,047	128,134,506	$1,717,991,718
Shares issued through reinvestment of distributions	4,409,967	57,884,041	2,948,816	40,367,703
Shares redeemed	(94,904,591)	(1,294,339,749)	(22,899,869)	(309,075,964)
Net increase (decrease)	19,748,851	$283,019,339	108,183,453	$1,449,283,457
	Year Ended December 31, 2011		Period Ended December 31, 2010*
	Shares	Amount	Shares	Amount
Institutional Shares
Shares sold	37,459,944	$527,212,815	3,344,908	$47,780,952
Shares issued through reinvestment of distributions	394,869	5,170,880	28,296	396,147
Shares redeemed	(13,615,599)	(175,025,328)	(2,445)	(34,642)
Net increase (decrease)	24,239,214	$357,358,367	3,370,759	$48,142,457

*  Institutional Shares commenced operations on October 29, 2010.

	Year Ended December 31, 2011		Year Ended December 31, 2010
MATTHEWS CHINA DIVIDEND FUND	Shares	Amount	Shares	Amount
Investor Shares
Shares sold	1,578,670	$18,586,260	3,571,723	$39,885,783
Shares issued through reinvestment of distributions	98,443	1,066,240	60,501	704,296
Shares redeemed	(2,774,075)	(30,866,410)	(605,891)	(6,864,371)
Net increase (decrease)	(1,096,962)	($11,213,910)	3,026,333	$33,725,708
	Year Ended December 31, 2011		Period Ended December 31, 2010*
	Shares	Amount	Shares	Amount
Institutional Shares
Shares sold	1,623	$20,100	295	$3,500
Shares issued through reinvestment of distributions	42	446	4	48
Shares redeemed	(815)	(9,840)	—	—
Net increase (decrease)	850	$10,706	299	$3,548

*  Institutional Shares commenced operations on October 29, 2010.

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Notes to Financial Statements (continued)

	Year Ended December 31, 2011		Year Ended December 31, 2010
MATTHEWS ASIA GROWTH FUND	Shares	Amount	Shares	Amount
Investor Shares
Shares sold	5,632,916	$97,848,412	8,704,678	$140,765,266
Shares issued through reinvestment of distributions	348,624	5,393,217	145,454	2,570,173
Shares redeemed	(7,753,246)	(132,663,366)	(6,116,339)	(95,865,175)
Net increase (decrease)	(1,771,706)	($29,421,737)	2,733,793	$47,470,264
	Year Ended December 31, 2011		Period Ended December 31, 2010*
	Shares	Amount	Shares	Amount
Institutional Shares
Shares sold	7,003,033	$119,247,333	488,153	$8,615,907
Shares issued through reinvestment of distributions	118,577	1,837,939	4,249	75,117
Shares redeemed	(2,128,608)	(35,580,135)	—	—
Net increase (decrease)	4,993,002	$85,505,137	492,402	$8,691,024

*  Institutional Shares commenced operations on October 29, 2010.

	Year Ended December 31, 2011		Year Ended December 31, 2010
MATTHEWS PACIFIC TIGER FUND	Shares	Amount	Shares	Amount
Investor Shares
Shares sold	41,532,204	$934,343,952	90,705,702	$1,866,772,078
Shares issued through reinvestment of distributions	2,676,956	55,278,364	478,835	11,085,031
Shares redeemed	(129,175,269)	(2,984,869,324)	(54,878,994)	(1,177,894,101)
Net increase (decrease)	(84,966,109)	($1,995,247,008)	36,305,543	$699,963,008
	Year Ended December 31, 2011		Period Ended December 31, 2010*
	Shares	Amount	Shares	Amount
Institutional Shares
Shares sold	91,157,431	$2,125,434,487	23,498,689	$549,829,526
Shares issued through reinvestment of distributions	1,088,887	22,463,738	46,628	1,079,444
Shares redeemed	(15,469,797)	(338,404,484)	(485,400)	(11,087,681)
Net increase (decrease)	76,776,521	$1,809,493,741	23,059,917	$539,821,289

*  Institutional Shares commenced operations on October 29, 2010.

	Year Ended December 31, 2011		Year Ended December 31, 2010
MATTHEWS CHINA FUND	Shares	Amount	Shares	Amount
Investor Shares
Shares sold	16,475,470	$462,682,408	39,102,492	$1,059,207,053
Shares issued through reinvestment of distributions	8,291,580	182,081,269	531,634	16,009,843
Shares redeemed	(39,534,640)	(1,062,621,657)	(40,119,722)	(1,051,404,806)
Net increase (decrease)	(14,767,590)	($417,857,980)	(485,596)	$23,812,090
	Year Ended December 31, 2011		Period Ended December 31, 2010*
	Shares	Amount	Shares	Amount
Institutional Shares
Shares sold	12,452,573	$289,794,029	1,408,673	$43,407,912
Shares issued through reinvestment of distributions	254,874	5,591,931	6,348	191,206
Shares redeemed	(709,945)	(16,414,721)	—	—
Net increase (decrease)	11,997,502	$278,971,239	1,415,021	$43,599,118

*  Institutional Shares commenced operations on October 29, 2010.

106 MATTHEWS ASIA FUNDS

	Year Ended December 31, 2011		Year Ended December 31, 2010
MATTHEWS INDIA FUND	Shares	Amount	Shares	Amount
Investor Shares
Shares sold	10,457,996	$199,418,664	38,736,300	$763,615,269
Shares issued through reinvestment of distributions	182,527	2,717,658	282,822	5,758,266
Shares redeemed	(34,128,620)	(639,558,369)	(18,646,862)	(362,758,685)
Net increase (decrease)	(23,488,097)	($437,422,047)	20,372,260	$406,614,850
	Year Ended December 31, 2011		Period Ended December 31, 2010*
	Shares	Amount	Shares	Amount
Institutional Shares
Shares sold	371,582	$7,299,291	2,228,517	$50,478,328
Shares issued through reinvestment of distributions	8,878	132,371	11,196	227,962
Shares redeemed	(641,677)	(10,550,308)	(1)	(20)
Net increase (decrease)	(261,217)	($3,118,646)	2,239,712	$50,706,270

*  Institutional Shares commenced operations on October 29, 2010.

	Year Ended December 31, 2011		Year Ended December 31, 2010
MATTHEWS JAPAN FUND	Shares	Amount	Shares	Amount
Investor Shares
Shares sold	9,300,532	$114,703,172	1,834,692	$20,963,464
Shares issued through reinvestment of distributions	167,878	1,900,379	189,010	2,247,332
Shares redeemed	(5,937,057)	(71,506,114)	(4,708,347)	(52,175,630)
Net increase (decrease)	3,531,353	$45,097,437	(2,684,645)	($28,964,834)
	Year Ended December 31, 2011		Period Ended December 31, 2010*
	Shares	Amount	Shares	Amount
Institutional Shares
Shares sold	2,679,969	$33,412,230	326	$3,843
Shares issued through reinvestment of distributions	34,653	392,273	12	146
Shares redeemed	(42,618)	(490,305)	—	—
Net increase (decrease)	2,672,004	$33,314,198	338	$3,989

*  Institutional Shares commenced operations on October 29, 2010.

	Year Ended December 31, 2011		Year Ended December 31, 2010
MATTHEWS KOREA FUND	Shares	Amount	Shares	Amount
Investor Shares
Shares sold	9,980,437	$52,613,715	9,620,502	$42,717,495
Shares issued through reinvestment of distributions	1,372,595	6,464,876	675,600	3,344,222
Shares redeemed	(13,035,214)	(65,292,520)	(9,884,616)	(44,032,635)
Net increase (decrease)	(1,682,182)	($6,213,929)	411,486	$2,029,082
	Year Ended December 31, 2011		Period Ended December 31, 2010*
	Shares	Amount	Shares	Amount
Institutional Shares
Shares sold	3,273,646	$16,597,460	723	$3,500
Shares issued through reinvestment of distributions	21,797	102,882	16	78
Shares redeemed	(18,269)	(102,473)	—	—
Net increase (decrease)	3,277,174	$16,597,869	739	$3,578

*  Institutional Shares commenced operations on October 29, 2010.

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Notes to Financial Statements (continued)

	Year Ended December 31, 2011		Year Ended December 31, 2010
MATTHEWS ASIA SMALL COMPANIES FUND	Shares	Amount	Shares	Amount
Investor Shares
Shares sold	7,391,135	$149,600,807	24,922,951	$470,842,960
Shares issued through reinvestment of distributions	2,209,203	33,557,805	280,894	5,887,541
Shares redeemed	(17,921,097)	(341,096,658)	(6,298,522)	(113,560,734)
Net increase (decrease)	(8,320,759)	($157,938,046)	18,905,323	$363,169,767

	Period Ended December 31, 2011
MATTHEWS CHINA SMALL COMPANIES FUND*	Shares	Amount
Investor Shares
Shares sold	850,982	$7,444,714
Shares issued through reinvestment of distributions	824	5,923
Shares redeemed	(213,196)	(1,583,026)
Net increase (decrease)	638,610	$5,867,611

*  Investor Shares commenced operations on May 31, 2011.

	Year Ended December 31, 2011		Year Ended December 31, 2010
MATTHEWS ASIA SCIENCE AND TECHNOLOGY FUND	Shares	Amount	Shares	Amount
Investor Shares
Shares sold	8,443,941	$78,551,775	9,428,497	$81,860,804
Shares issued through reinvestment of distributions	50,284	420,876	38,191	373,511
Shares redeemed	(8,950,512)	(83,993,985)	(6,466,992)	(54,351,834)
Net increase (decrease)	(456,287)	($5,021,334)	2,999,696	$27,882,481

The Funds generally assess a redemption fee of 2.00% of the total redemption proceeds if shareholders sell or exchange their shares within 90 calendar days after purchasing them. The redemption fee is paid directly to the Funds and is designed to offset transaction costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The Funds may grant an exemption from the redemption fee when the Funds have previously received assurances that transactions do not involve a substantial risk of the type of harm that the policy is designed to avoid. The Funds may also waive the imposition of redemption fees in certain circumstances. For more information on this policy, please see the Funds' prospectuses. The redemption fees returned to the assets of the Funds are stated in the Statements of Changes in Net Assets.

5.  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Matthews International Capital Management, LLC ("Matthews"), a registered investment advisor under the 1940 Act, provides the Funds with investment management services. Pursuant to an Investment Advisory Agreement dated August 13, 2004, as amended (the "Advisory Agreement"), the Funds pay Matthews (i) for management and advisory services; and (ii) for certain administrative services, an annual fee as a percentage of average daily net assets. Under the Advisory Agreement each of the Funds, other than Matthews Asia Strategic Income Fund, Matthews Asia Small Companies Fund and Matthews China Small Companies Fund pays Matthews 0.75% of their annual aggregate average daily net assets up to $2 billion, 0.6834% of the annual aggregate average daily net assets between $2 billion and $5 billion, and 0.65% of the annual aggregate average daily net assets over $5 billion. Matthews Asia Strategic Income Fund pays Matthews an annual fee of 0.65% of its annual average daily net assets pursuant to the Advisory Agreement. Matthews Asia Small Companies Fund and Matthews China Small Companies Fund pay Matthews an annual fee of 1.00% of its annual average daily net assets pursuant to the Advisory Agreement. Each Fund pays Matthews a monthly fee of one-twelfth (1/12) of the management fee of the Fund's average daily net asset value.

Under a written agreement between the Funds and Matthews, Matthews agrees to waive fees and reimburse money to a Fund if its expense ratio exceeds a certain percentage level. For Matthews Asia Science and Technology Fund, Matthews China Fund, Matthews India Fund, Matthews Japan Fund, Matthews Korea Fund, Matthews Asia Small Companies Fund and Matthews China Small Companies Fund, this level is 2.00%. For Matthews Asia Growth Fund, Matthews Pacific Tiger Fund and Matthews Asian Growth and Income Fund, this level is 1.90%. For Matthews Asia Dividend Fund and Matthews China Dividend Fund, this level is 1.50%. For Matthews Asia Strategic Income Fund, Matthews agrees to waive fees and reimburse money to the Fund if its expense ratio exceeds 1.25% for the Institutional Class and agrees to reduce the expense ratio by an equal amount for the Investor Class. In turn, if a Fund's expenses fall below the level noted within three years after Matthews has made such a reimbursement, the Fund may reimburse Matthews up to an amount of the recoupment available not to exceed its expense limitation. For each Fund other than Matthews China Dividend Fund, Matthews China Small Companies Fund and Matthews Asia Strategic Income Fund, this agreement will continue through at least August 31, 2012. For Matthews China Dividend Fund, this agreement will continue through at least August 31, 2013. For Matthews China Small Companies Fund and Matthews Asia Strategic Income Fund, this agreement will continue through at least August 31, 2014. These agreements may be extended for additional periods for each of the Funds.

Matthews has also agreed to waive fees and reimburse additional expenses for the Institutional Class of Matthews Asia Strategic Income Fund on a voluntary basis if its expense ratio exceeds 1.00%. Furthermore, any amounts voluntarily waived by Matthews in respect of the

108 MATTHEWS ASIA FUNDS

Institutional Class of Matthews Asia Strategic Income Fund, excluding any voluntary waiver of class-specific shareholder servicing fees, will also be waived for the Investor Class of Matthews Asia Strategic Income Fund. These voluntary waivers and/or reimbursements may be terminated at any time in the sole and absolute discretion of Matthews. At December 31, 2011, Matthews China Dividend Fund had $135,190 available for recoupment, of which $30,661 expires in 2012, $96,407 expires in 2013 and $8,122 expires in 2014. Matthews China Small Companies Fund had $76,945 available for recoupment, which expires in 2014. Matthews Asia Strategic Income Fund had $22,796 available for recoupment, which expires in 2014. Matthews Asian Growth and Income Fund, Matthews Asia Dividend Fund, Matthews Asia Growth Fund, Matthews Pacific Tiger Fund, Matthews China Fund, Matthews India Fund, Matthews Japan Fund, Matthews Korea Fund, Matthews Asia Small Companies Fund, Matthews Asia Science and Technology Fund had no amounts available for recoupment and no amounts recouped during the year.

Investment advisory fees changed, waived and reimbursed for the year ended December 31, 2011, were as follows:

	Gross Advisory Fees	Advisory Fees Waived and Reimbursed in Excess of the Expense Limitation	Net Advisory Fee/ Reimbursement
Matthews Asia Strategic Income Fund	$6,628	($22,796)	($16,168)
Matthews Asian Growth and Income Fund	24,156,540	—	24,156,540
Matthews Asia Dividend Fund	15,675,930	—	15,675,930
Matthews China Dividend Fund	267,471	(8,122)	259,349
Matthews Asia Growth Fund	2,342,151	—	2,342,151
Matthews Pacific Tiger Fund	34,384,304	—	34,384,304
Matthews China Fund	17,300,295	—	17,300,295
Matthews India Fund	6,533,378	—	6,533,378
Matthews Japan Fund	831,674	—	831,674
Matthews Korea Fund	1,162,425	—	1,162,425
Matthews Asia Small Companies Fund	4,166,270	—	4,166,270
Matthews China Small Companies Fund	23,013	(76,945)	(53,932)
Matthews Asia Science and Technology Fund	1,178,002	—	1,178,002

Certain officers and Trustees of the Funds are also officers and directors of Matthews. All officers serve without compensation from the Funds. The Funds paid the Independent Trustees $601,000 in aggregate for regular compensation during the year ended December 31, 2011.

The Funds have a Shareholder Services Agreement, in which the Funds pay an annual administration and shareholder servicing fee to Matthews, as a percentage of the average daily net assets of each Fund in aggregate, computed and prorated on a daily basis. Under the Shareholder Services Agreement, the Funds pay 0.25% of their aggregate average daily net assets between $0 and $2 billion, 0.1834% of their aggregate average daily net assets over $2 billion to $5 billion, 0.15% of their aggregate average daily net assets over $5 billion to $7.5 billion, 0.125% of their aggregate average daily net assets over $7.5 billion to $15 billion and 0.11% of their aggregate average daily net assets over $15 billion.

Administration and shareholder servicing fees charged, for the year ended December 31, 2011, were as follows:

Administration and Shareholder Servicing Fees
Matthews Asia Strategic Income Fund	$1,635
Matthews Asian Growth and Income Fund	5,575,256
Matthews Asia Dividend Fund	3,624,744
Matthews China Dividend Fund	61,675
Matthews Asia Growth Fund	541,516
Matthews Pacific Tiger Fund	7,941,808
Matthews China Fund	3,989,677
Matthews India Fund	1,505,291
Matthews Japan Fund	192,622
Matthews Korea Fund	268,405
Matthews Asia Small Companies Fund	642,739
Matthews China Small Companies Fund	3,608
Matthews Asia Science and Technology Fund	271,967

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Notes to Financial Statements (continued)

The Funds bear a portion of the fees paid to certain service providers (exclusive of the Funds' Transfer Agent) which provide transfer agency and shareholder servicing to certain shareholders. Additional information concerning these services and fees is contained in the Funds' prospectuses. Fees accrued to pay to such service providers for the year ended December 31, 2011 are a component of Transfer Agent Fees and Administration and Shareholder Servicing Fees in the Statements of Operations as follows:

	Transfer Agent Fees	Administration & Shareholder Servicing Fees	Total
Matthews Asian Growth and Income Fund	$4,401,218	$2,200,609	$6,601,827
Matthews Asia Dividend Fund	2,509,779	1,254,889	3,764,668
Matthews China Dividend Fund	55,575	27,787	83,362
Matthews Asia Growth Fund	418,554	209,277	627,831
Matthews Pacific Tiger Fund	5,041,712	2,520,856	7,562,568
Matthews China Fund	3,518,251	1,759,126	5,277,377
Matthews India Fund	1,248,283	624,141	1,872,424
Matthews Japan Fund	139,053	69,526	208,579
Matthews Korea Fund	208,123	104,062	312,185
Matthews Asia Small Companies Fund	581,438	290,719	872,157
Matthews China Small Companies Fund	3,208	1,604	4,812
Matthews Asia Science and Technology Fund	226,957	113,479	340,436

BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), an indirect wholly owned subsidiary of The Bank of New York Mellon Corporation, serves as the Funds' administrator, and in that capacity, performs various administrative and accounting services for each Fund. BNY Mellon also serves as the Funds' transfer agent, dividend disbursing agent and registrar. An officer of BNY Mellon serves as Assistant Treasurer to the Funds. Total fees accrued by the Funds for administration and accounting services for the year ended December 31, 2011 were as follows:

Administration and Accounting Fees
Matthews Asia Strategic Income Fund	$168
Matthews Asian Growth and Income Fund	571,748
Matthews Asia Dividend Fund	371,743
Matthews China Dividend Fund	6,327
Matthews Asia Growth Fund	55,530
Matthews Pacific Tiger Fund	814,758
Matthews China Fund	409,226
Matthews India Fund	154,480
Matthews Japan Fund	19,773
Matthews Korea Fund	27,539
Matthews Asia Small Companies Fund	65,968
Matthews China Small Companies Fund	370
Matthews Asia Science and Technology Fund	27,888

Brown Brothers Harriman & Co. serves as the Funds' custodian. BNY Mellon Distributors Inc., serves as the Funds' distributor in the United States pursuant to an Underwriting Agreement. Matthews Asia Funds are distributed in Latin America by HMC Partners.

On November 30, 2011 Matthews invested USD$10 million in the Matthews Asia Strategic Income Fund to provide the Fund with its initial investment assets. As of December 31, 2011, the Fund's net assets were $13,011,409, of which 1,000,000 shares held by Matthews represented 76%.

The Funds entered into transactions with J.P. Morgan Chase Bank, N.A., including its subsidiaries and affiliates ("J.P. Morgan") acting as a broker-dealer for the purchase and sale of portfolio investments on an agency basis. The aggregate value of such transactions with J.P. Morgan by the Funds in 2011 was $379,862. In addition, pursuant to an Administrative Fee Agreement dated July 1, 2009, the Funds received certain shareholder, administrative and sub-transfer agency services from J.P. Morgan (including transmission of purchase and redemption orders in accordance with the Funds' prospectuses; maintenance of separate records for its clients; mailing of shareholder confirmations and periodic statements; processing dividend payments; and shareholder information and support). Pursuant to the agreement with J.P. Morgan, the Funds paid J.P. Morgan $1,005,669 for such services.

110 MATTHEWS ASIA FUNDS

6.  INVESTMENTS

The value of investment transactions made for affiliated and unaffiliated holdings for the year ended December 31, 2011, excluding short-term investments, were as follows:

	Affiliated Purchases	Proceeds from Affiliated Sales	Unaffiliated Purchases	Proceeds from Unaffiliated Sales
Matthews Asia Strategic Income Fund	$—	$—	$12,440,065	$436,401
Matthews Asian Growth and Income Fund	7,011,957	—	580,653,369	1,215,946,989
Matthews Asia Dividend Fund	118,925,442	3,327,980	921,798,930	372,714,620
Matthews China Dividend Fund	—	—	8,671,719	18,518,958
Matthews Asia Growth Fund	—	—	150,985,864	95,875,552
Matthews Pacific Tiger Fund	11,174,691	7,271,526	523,050,060	690,438,782
Matthews China Fund	613,438	4,421,922	216,552,546	539,738,839
Matthews India Fund	—	—	34,355,549	429,885,349
Matthews Japan Fund	—	—	120,354,904	42,284,663
Matthews Korea Fund	—	—	55,257,236	51,926,759
Matthews Asia Small Companies Fund	—	—	81,372,855	261,835,861
Matthews China Small Companies Fund	—	—	5,973,659	246,882
Matthews Asia Science and Technology Fund	—	—	113,529,624	115,352,227

7.  HOLDINGS OF 5% VOTING SHARES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting shares. During the year ended December 31, 2011, the Funds below held 5% or more of the outstanding voting shares of the noted portfolio companies. During this period, other Funds in the Trust may also have held voting shares of the issuers at levels below 5%.

Investments in affiliates:
A summary of transactions in securities of issuers affiliated with a Fund for the year ended December 31, 2011 is set forth below:

	Shares Held at Dec. 31, 2010	Shares Purchased		Shares Sold		Shares Held at Dec. 31, 2011	Value at Dec. 31, 2011	Dividend Income Jan. 1, 2011– Dec. 31, 2011	Net Realized Gain (Loss) Jan. 1, 2011– Dec. 31, 2011
MATTHEWS ASIAN GROWTH AND INCOME FUND
Name of Issuer:
Citic Telecom International Holdings, Ltd.	110,763,000	21,468,000		—		132,231,000	$27,240,955	$1,614,528	$—
CyberLink Corp.†	5,990,128	—		2,107,411		3,882,717	—	—	—
GS Home Shopping, Inc.†	430,049	—		131,114		298,935	—	—	—
I-CABLE Communications, Ltd.†	128,079,000	—		37,864,000		90,215,000	—	—	—
Inspur International, Ltd.†	299,510,000	—		299,510,000		—	—	—	—
SinoCom Software Group, Ltd.†	83,028,000	5,458,000		88,486,000		—	—	—	—
Vitasoy International Holdings, Ltd.	51,771,000	—		—		51,771,000	38,128,669	1,215,740	—
Total Affiliates							$65,369,624	$2,830,268	$—
MATTHEWS ASIA DIVIDEND FUND
Name of Issuer:
Ascendas India Trust	—	46,280,000		—		46,280,000	$24,619,868	$2,074,122	$—
CapitaRetail China Trust, REIT	30,418,000	8,553,000		470,000		38,501,000	34,136,039	2,386,712	256,885
EPS Corp.	12,504	2,088		—		14,592	28,095,809	612,927	—
Johnson Health Tech Co., Ltd.	—	11,713,100	††	—		11,713,100	23,984,022	104,325	—
Pigeon Corp.	1,069,300	352,000		40,000		1,381,300	56,260,563	1,405,624	(6,378)
Sichuan Expressway Co., Ltd. H Shares	34,912,000	30,700,000		—		65,612,000	26,357,665	584,220	—
Shinko Plantech Co., Ltd.	2,555,600	—		155,400		2,400,200	19,396,186	775,788	(111,457)
TXC Corp.	15,450,000	6,099,524	††	—	†††	21,549,524	24,695,944	1,827,838	—
Woongjin Thinkbig Co., Ltd.	1,475,030	604,840		—		2,079,870	28,754,287	1,340,807	—
Total Affiliates							$266,300,383	$11,112,363	$139,050

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Notes to Financial Statements (continued)

	Shares Held at Dec. 31, 2010	Shares Purchased		Shares Sold	Shares Held at Dec. 31, 2011	Value at Dec. 31, 2011	Dividend Income Jan. 1, 2011– Dec. 31, 2011	Net Realized Gain Jan. 1, 2011– Dec. 31, 2011
MATTHEWS PACIFIC TIGER FUND
Name of Issuer:
Cheil Worldwide, Inc.	6,291,350	175,000		550,000	5,916,350	$97,417,950	$1,945,410	$3,361,818
Green Cross Corp.	610,295	73,754		—	684,049	86,777,171	887,875	—
MegaStudy Co., Ltd.	398,753	—		2,341	396,412	37,891,085	857,552	36,531
Yuhan Corp.	584,137	1	†	—	584,138	64,689,901	505,463	—
Total Affiliates						$286,776,107	$4,196,300	$3,398,349
MATTHEWS CHINA FUND
Name of Issuer:
Kingdee International Software††	120,330,000	20,106,800	†††	22,708,000	117,728,800	$—	$—	$—
Lianhua Supermarket Holdings Co., Ltd. H Shares	16,796,000	13,146,800	†††	995,000	28,947,800	37,011,260	793,401	3,288,899
Total Affiliates						$37,011,260	$793,401	$3,288,899

†  Purchase of a fractional share.

††  Issuer was not an affiliated company as of December 31, 2011.

†††  Increase due to stock dividend during the period.

8.  FEDERAL INCOME TAX INFORMATION

As of December 31, 2011, the components of accumulated earnings/(deficit) on tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Post October Capital Losses**
Matthews Asia Strategic Income Fund	$12,364	$—	$—	($410)
Matthews Asian Growth and Income Fund	—	—	—	(13,790,791)
Matthews Asia Dividend Fund	318,495	—	(54,055,529)	—
Matthews China Dividend Fund	130,636	—	(701,462)	—
Matthews Asia Growth Fund	—	—	(59,249,358)	(5,622,994)
Matthews Pacific Tiger Fund	—	5,451,429	—	—
Matthews China Fund	—	—	—	(33,012,775)
Matthews India Fund	3,397,115	3,551,398	—	—
Matthews Japan Fund	151,266	—	(75,494,394)	(3,352,918)
Matthews Korea Fund	—	1,400,329	—	—
Matthews Asia Small Companies Fund	—	1,439,816	—	—
Matthews China Small Companies Fund	—	—	(87,134)	(29,356)
Matthews Asia Science and Technology Fund	66,539	—	(10,329,226)	(262,214)
	Late Year Ordinary Losses**	Other Temporary Differences	Unrealized Appreciation (Depreciation)***	Total Accumulated Earnings/Deficit
Matthews Asia Strategic Income Fund	$—	$—	($93,960)	($82,006)
Matthews Asian Growth and Income Fund	(7,343,712)	—	108,901,835	87,767,332
Matthews Asia Dividend Fund	—	(45,488)	(99,059,151)	(152,841,673)
Matthews China Dividend Fund	—	—	(2,505,653)	(3,076,479)
Matthews Asia Growth Fund	(807,738)	—	47,188,248	(18,491,842)
Matthews Pacific Tiger Fund	(66,556)	—	871,082,311	876,467,184
Matthews China Fund	—	—	231,444,101	198,431,326
Matthews India Fund	(90,831)	(22,021)	(100,576,902)	(93,741,241)
Matthews Japan Fund	(19,415)	—	4,044,820	(74,670,641)
Matthews Korea Fund	(10,635)	—	39,157,341	40,547,035
Matthews Asia Small Companies Fund	(99,789)	—	(37,949,974)	(36,609,947)
Matthews China Small Companies Fund	—	—	(1,254,679)	(1,371,169)
Matthews Asia Science and Technology Fund	(401)	—	1,564,096	(8,961,206)

**  The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next fiscal year.

***  The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales and passive foreign investment company (PFIC) mark to market adjustments.

112 MATTHEWS ASIA FUNDS

As of December 31, 2011, the Funds have capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

LOSSES DEFERRED EXPIRING IN:	2016	2017	With No Expiration*	Total
Matthews Asia Dividend Fund	$—	$—	$54,055,529	$54,055,529
Matthews China Dividend Fund	—	—	701,462	701,462
Matthews Asia Growth Fund	1,000,383	58,248,975	—	59,249,358
Matthews Japan Fund	30,079,024	44,032,426	1,382,944	75,494,394
Matthews China Small Companies Fund	—	—	87,134	87,134
Matthews Asia Science and Technology Fund	—	10,329,226	—	10,329,226

*  Post-Enactment Losses: Must be utilized prior to losses subject to expiration. All losses are short-term.

Matthews Asia Growth Fund, Matthews Pacific Tiger Fund, Matthews India Fund and Matthews Asia Science and Technology Fund utilized capital loss carryforwards of $7,369,056, $100,409,052, $87,473,985 and $12,984,202, respectively.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

U.S. GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV. The permanent differences are primarily attributable to net realized gains on PFICs, non-deductible expenses, foreign currency reclassification, write-off of net operating losses, application of foreign tax credit to short-term gain and recharacterization of distributions. For the year ended December 31, 2011, permanent differences in book and tax accounting have been reclassified to paid-in capital, undistributed net investment income (loss) and accumulated realized gain (loss) as follows:

	Decrease Paid-In-Capital	Increase/(Decrease) Undistributed Net Investment Income/(Loss)	Increase/ (Decrease) Accumulated Realized Gain/(Loss)
Matthews Asia Strategic Income Fund	($3,557)	$4,347	($790)
Matthews Asian Growth and Income Fund	(835,123)	2,966,934	(2,131,811)
Matthews Asia Dividend Fund	—	7,513,345	(7,513,345)
Matthews China Dividend Fund	—	226,327	(226,327)
Matthews Asia Growth Fund	(1,306,823)	3,510,130	(2,203,307)
Matthews Pacific Tiger Fund	—	20,121,961	(20,121,961)
Matthews China Fund	(54,772)	81,801	(27,029)
Matthews India Fund	—	5,461,731	(5,461,731)
Matthews Japan Fund	—	732,056	(732,056)
Matthews Korea Fund	(205,051)	206,053	(1,002)
Matthews Asia Small Companies Fund	—	1,462,686	(1,462,686)
Matthews China Small Companies Fund	(17,979)	18,274	(295)
Matthews Asia Science and Technology Fund	—	(19,482)	19,482

9.  SUBSEQUENT EVENTS

The Bank of New York Mellon Corporation recently announced that it has agreed to sell BNY Mellon Distributors LLC and its four subsidiaries ("Distributor") to Foreside Distributors, a subsidiary of Foreside Financial Group (the "Transaction"). Subject to any necessary approvals, the Transaction is anticipated to close in the first half of 2012. Upon the closing of the Transaction, Distributor will become an indirect, wholly owned subsidiary of Foreside Financial Group, and it is anticipated will be named Foreside Funds Distributors LLC.

Effective January 4, 2012, Matthews Asian Growth and Income Fund and Matthews Asia Small Companies Fund were opened to new investors.

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there no additional subsequent events that require recognition or disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Matthews Asia Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Matthews Asia Strategic Income Fund, Matthews Asian Growth and Income Fund, Matthews Asia Dividend Fund, Matthews China Dividend Fund, Matthews Asia Growth Fund, Matthews Pacific Tiger Fund, Matthews China Fund, Matthews India Fund, Matthews Japan Fund, Matthews Korea Fund, Matthews Asia Small Companies Fund, Matthews China Small Companies Fund and Matthews Asia Science and Technology Fund (each a portfolio comprising the Matthews Asia Funds, hereafter referred as the "Funds") at December 31, 2011, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
February 24, 2012

114 MATTHEWS ASIA FUNDS

Tax Information (Unaudited)

For shareholders who do not have a December 31, 2011 tax year-end, this notice is for informational purposes.

For the period January 1, 2011 to December 31, 2011, the Funds report the following items with regard to distributions paid during the period. All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

1. Qualified Dividend Income

The Funds report a portion of the ordinary income distributed during the year ended December 31, 2011 as Qualified Dividend Income ("QDI") as defined in the Internal Revenue code as follows:

QDI Portion
Matthews Asian Growth and Income Fund	59.55%
Matthews Asia Dividend Fund	90.65%
Matthews China Dividend Fund	38.33%
Matthews Asia Growth Fund	35.62%
Matthews Pacific Tiger Fund	100.00%
Matthews China Fund	60.89%
Matthews India Fund	100.00%
Matthews Japan Fund	32.68%
Matthews Korea Fund	100.00%
Matthews Asia Small Companies Fund	94.74%
Matthews China Small Companies Fund	37.32%
Matthews Asia Science and Technology Fund	100.00%

2. Long-Term Capital Gain Distributions

The Funds report Long-Term Capital Gain distributions pursuant to Section 852(b)(3) of the Internal Revenue Code for the year ended December 31, 2011 as follows:

Long-Term Capital Gains
Matthews Asian Growth and Income Fund	$112,546,940
Matthews Asia Dividend Fund	11,676,961
Matthews China Dividend Fund	27,774
Matthews Pacific Tiger Fund	77,058,025
Matthews China Fund	174,899,928
Matthews Korea Fund	5,678,972
Matthews Asia Small Companies Fund	34,237,212

3. Foreign Taxes Paid

The Funds have elected to pass through to their shareholders the foreign taxes paid for year ended December 31, 2011 as follows:

	Foreign Source Income	Foreign Taxes Paid
Matthews Asia Strategic Income Fund	$27,785	$1,567
Matthews Asian Growth and Income Fund	100,934,519	6,740,160
Matthews Asia Dividend Fund	66,725,743	5,754,023
Matthews China Dividend Fund	1,135,253	83,975
Matthews Asia Growth Fund	4,154,726	453,888
Matthews Pacific Tiger Fund	36,685,973	7,832,296
Matthews China Fund	24,780,121	146,791
Matthews India Fund	3,401,567	4,164
Matthews Japan Fund	310,714	159,352
Matthews Korea Fund	169,466	374,517
Matthews Asia Small Companies Fund	3,741,655	901,891
Matthews China Small Companies Fund	5,648	911
Matthews Asia Science and Technology Fund	752,186	362,628

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Tax Information (Unaudited) (continued)

4. Qualified Interest Income

The Funds report a portion of the net income dividends distributed during the year ended December 31, 2011, as Qualified Interest Income (QII), as defined in the Internal Revenue Code as follows:

QII Portion
Matthews Asia Strategic Income Fund	0.18%
Matthews Asian Growth and Income Fund	0.02%
Matthews Asia Dividend Fund	0.03%
Matthews China Dividend Fund	0.01%
Matthews Asia Growth Fund	0.01%
Matthews Pacific Tiger Fund	0.03%
Matthews China Fund	0.02%
Matthews India Fund	0.07%
Matthews Japan Fund	0.01%
Matthews Korea Fund	0.03%
Matthews Asia Small Companies Fund	0.03%
Matthews China Small Companies Fund	0.13%
Matthews Asia Science and Technology Fund	0.01%

5. Qualified Short Term Capital Gain Dividends

The Funds report a portion of the short term capital gain dividends distributed during the year ended December 31, 2011, as Qualified Short Term Gain, as defined in the Internal Revenue Code as follows:

Short-Term Gains
Matthews Asia Strategic Income Fund	0.00%
Matthews Asian Growth and Income Fund	100.00%
Matthews Asia Dividend Fund	0.00%
Matthews China Dividend Fund	100.00%
Matthews Asia Growth Fund	0.00%
Matthews Pacific Tiger Fund	0.00%
Matthews China Fund	100.00%
Matthews India Fund	0.00%
Matthews Japan Fund	0.00%
Matthews Korea Fund	100.00%
Matthews Asia Small Companies Fund	100.00%
Matthews China Small Companies Fund	0.00%
Matthews Asia Science and Technology Fund	0.00%

116 MATTHEWS ASIA FUNDS

Approval of Investment Advisory Agreements (Unaudited)

The Funds, which are series of the Trust, have retained Matthews International Capital Management, LLC (the "Advisor") to manage their assets pursuant to the Advisory Agreement, which has been approved by the Board of Trustees of the Funds, including the Independent Trustees. Following an initial term with respect to each Fund upon its commencement of operations, the Advisory Agreement continues in effect from year-to-year provided that the continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Funds, or by the Board of Trustees, and, in either event, by a majority of the Independent Trustees of the Trust casting votes in person at a meeting called for that purpose.

At a meeting held on August 24 and 25, 2011, the Board, including the Independent Trustees of the Trust, approved the continuance of the Advisory Agreement, with respect to each Fund, for an additional one-year period ending August 31, 2012.

Before those meetings, the Independent Trustees had requested detailed information from the Advisor about the matters to be considered. This information, together with the information provided to the Independent Trustees throughout the course of year, formed the primary (but not exclusive) basis for the Board's determinations as summarized below. The Independent Trustees reviewed and discussed the extensive information provided by the Advisor at separate executive sessions held on August 4 (among a working group), 15 and 25, 2011. The Independent Trustees were assisted in their deliberations by their independent legal counsel. Below is a summary of the factors considered by the Board in approving the Advisory Agreement with respect to each Fund.

  The nature, extent and quality of the services provided by the Advisor under the Advisory Agreement. The Trustees considered the experience and qualifications of the personnel at the Advisor who are responsible for providing services to the Funds and who are responsible for the daily management of the Funds' portfolios. The Trustees noted that the Advisor has expanded and deepened its management team over the past several years. They also reviewed applicable changes to the Advisor's portfolio management personnel and their responsibilities, reflecting a long-term vision for the Advisor's business and for the Funds. In particular, the Trustees noted the addition of nineteen individuals since June 2010, including two senior positions (one of which is the Chief Financial Officer), a fixed-income portfolio manager, six research analysts, and various supporting and administrative positions. The Trustees viewed the Advisor as having been successful in continuing to provide high quality services to the Funds while both weathering volatile and challenging securities markets, including significant asset and revenue contractions in 2008 and 2009, handling a dramatic increase in assets later in 2009 and in 2010, and continued volatility in 2011. The Trustees attributed much of that success to the Advisor's emphasis of preserving and enhancing portfolio management team resources, careful business planning and management, as well as its solid financial condition and strong cash reserves. As in past years, the Trustees considered the Advisor's succession plan to address situations where key personnel are no longer available, and the design and implementation of the Advisor's disaster recovery and business continuity plan. The Trustees also considered the Chief Compliance Officer's report regarding the compliance resources, initiatives, programs and structures of the Advisor, including the compliance record of the Advisor and the Advisor's supervision of the Funds' service providers. The Trustees concluded that the Advisor has high-quality compliance and commitment to a culture of compliance. The Trustees recognized the extent of the Advisor's on-going commitment to marketing and distribution, particularly long-term strategic projects, enhanced brand awareness and client retention efforts, as well as resources devoted to investor education publications and website content, design and function. Other initiatives observed by the Trustees included significant efforts related to expanded relationships with financial institutions, their associated investment advisors, and other institutional decision-makers. The Trustees concluded that the Advisor had the quality and depth of personnel and investment methods essential to performing its duties under the Advisory Agreement, and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

  The investment performance of the Advisor. The Trustees reviewed the short-term and long-term performance of each Fund on both an absolute basis and in comparison to peer funds and benchmark indices. The Trustees noted the strong performance of various Asian markets in 2010, but would expect the Funds' performance to lag the market averages in some subsequent short-term periods because of the Advisor's emphasis on consistent long-term returns from investments in less cyclical companies. The Trustees emphasized longer-term performance, which they believe is more important than short isolated periods for purposes of evaluating the Advisor's success in meeting Fund and shareholder objectives. To the extent of any concerns about performance with respect to any particular period for a Fund, the Trustees noted that the Advisor had provided a satisfactory explanation for the performance and

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explained its reasons for maintaining a consistent investment philosophy. The Trustees also reviewed both the Lipper peer comparison measures and Morningstar ratings for each Fund for various periods ending June 30, 2011.

For Matthews Asia Growth Fund, the Trustees noted that the Fund's performance compared very favorably against its peers for the three-year, five-year and since-inception periods. The Fund ranked in the top quintile for those more important longer term periods in its Pacific region peer group, and above the median for the most recent one-year period.

For Matthews Asia Dividend Fund, the Trustees noted that the Fund had outperformed its peer group during the three-year and since inception periods, ranking in the top quintile for those periods. The Fund lagged its peer group for the one-year period, but the Trustees were not concerned given the Fund's favorable positive performance for that period and given its investment strategy compared to typical funds in its peer group.

For Matthews Pacific Tiger Fund, the Trustees noted that the Fund's performance was favorable in the three-year, five-year, ten-year and since-inception periods, ranking in the first or second quintiles for those periods against the Lipper peer group while lagging its peer group only in the one-year period, noting that the Fund still enjoyed favorable positive returns during that shorter period.

For Matthews Asian Growth and Income Fund, the Trustees noted that the Fund is among the very top-performing fund for the three-year, five-year, ten-year and since-inception periods in its Lipper peer group, but underperformed with respect to the one-year period with a ranking at the low end of the peer group average (but still positive performance of over 19% for the one-year period).

For Matthews Asia Science and Technology Fund, the Trustees noted that the Fund's performance was much more favorable than the median return of its peer funds over the ten-year and since-inception periods (in the first quintile), but less favorable than the average return of its peer funds over the one-year, three-year and five-year periods despite positive absolute performance. The Trustees also observed that the funds in the peer group invested globally, rather than being limited to Asia as the Fund's investment strategy is. The Trustees acknowledge the Advisor's explanation about the very volatile asset class in which the Fund invests.

For Matthews China Fund, the Trustees noted that the Fund had outperformed the median of its peer funds over the three-year, five-year, ten-year and since-inception periods, ranking in the top quintile for the three-year and five-year periods, but had lagged the median in the most recent one-year period despite positive performance of over 18%.

For Matthews India Fund, the Trustees noted that the Fund had outperformed its peer funds over the one-year, three-year, five-year and since inception periods, ranking in the first quintile in one peer group for the one-year and three-year periods, and first in its peer group for the five-year and since-inception periods.

For Matthews Japan Fund, the Trustees noted that the Fund's performance was equal to or more favorable than the median return of its peer funds over the one-year, three-year, five-year, ten-year and since-inception periods, and ranked in the top quartile for the one-year period.

For Matthews Korea Fund, the Trustees noted that the Fund had performed in line with its narrower peer group over the one-year, three-year, five-year, ten-year and since inception periods, but that the Fund was the best performing fund in its broader peer group for the ten-year periods. The Trustees noted that the broader Lipper peer group consists of Asia Pacific-oriented funds excluding Japan, which is too broad to be a useful peer group. A more limited peer group of funds with 50% or more of their assets in Korea shows the Fund ranked favorably above the average for those time periods except for the one-year period where its positive performance was still very favorable at over 37%.

For Matthews Asia Small Companies Fund, the Trustees noted that the Fund had exceeded the average performance of its peer group for the short one-year and since inception periods, ranking first.

For Matthews China Dividend Fund, the Trustees noted that the Fund had exceeded the average performance of its peer group for the short one-year and since inception periods, with a ranking in the first quintile for the period since inception.

For Matthews China Small Companies Fund, the Trustees noted that the Fund's performance was approximately the same or slightly better than the median and average returns of its peer group for the very short one-month period since its inception.

  The Trustees noted the difficulty of fairly benchmarking certain of the Funds in terms of performance and noted that they were of the view that more weight should be given to the Advisor's analysis of relative performance and comparability of the peer groups than to standard data provided by

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Approval of Investment Advisory Agreements (Unaudited) (continued)

Lipper Inc. and Morningstar, Inc. The Trustees also gave more weight to each Fund's longer-term investment performance given the long-term investment philosophy of each Fund. On that basis, the Trustees concluded that they were satisfied with the Funds' overall performance records. The Trustees also reviewed the Advisor's trading policies and efforts to obtain best overall execution for the Funds in the various markets in which the Funds trade securities. The Trustees noted the relatively low turnover rates in the various Funds and the Advisor's consistent adherence to its long-standing investment approach, which emphasizes fundamental bottom-up driven investment selection.

  The extent to which the Advisor realizes economies of scale as the Funds grow larger and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Trustees discussed the Advisor's ongoing investment in its business and personnel, which is an acceptable way for the Funds to share indirectly in realizing economies of scale. The Trustees considered the significant increase in experienced personnel over the past year and the extent to which that hiring could be expected to benefit shareholders. The Trustees also recognize that, in 2008 and early 2009, the Funds' economies of scale had diminished as total assets declined, but that market conditions and asset growth improved later in 2009 and dramatically in 2010, with some reductions again in 2011, which was consistent with industry-wide trends for Asia-related assets. The Trustees concluded that the current advisory fee structure with breakpoints for the Funds other than the two small company focused Funds enhances the ability of the Funds and their shareholders to benefit from past and future potential economies of scale, and continues to be appropriate given the size and objectives of the Funds. In addition, the Advisor previously agreed to provide an additional breakpoint under its Administration and Shareholder Services Agreement, which has the effect of further sharing those economies.

  The costs of the services provided by the Advisor and others. The Trustees considered the advisory fees and total fees and expenses of each Fund in comparison to the advisory fees and other fees and expenses of other funds in each Fund's relevant peer group. The Trustees considered both the gross advisory fee rates charged by the Advisor, as well as the effective advisory fee rates after taking into consideration the expense limitation arrangements and voluntary fee waivers. The Trustees found that the contractual advisory rates (excluding administrative services) for the Funds were very competitive and generally lower than the relevant peer group averages. Also, the total expense ratios paid by investors in the Funds, which are most representative of an investor's net experience, were also very competitive, with all but the newest Funds ranking below the peer group averages.

For each of Matthews Korea Fund, Matthews India Fund, Matthews China Fund, Matthews Japan Fund, Matthews Asia Science and Technology Fund, Matthews Asian Growth and Income Fund and Matthews Asia Dividend Fund, the Trustees noted that the gross advisory fee rates, the gross management fee (including administration) rates, the total expense ratio, the effective advisory fee rates and the actual nonmanagement fee rates (which include transfer agent and custodian fees) are all lower than most of the funds in each Fund's peer group.

For Matthews Pacific Tiger Fund, the Trustees noted that the gross advisory fee rates, the total expense ratio, the effective advisory fee rates and the actual nonmanagement expense rates (which include transfer agent and custodian fees) are lower than most of the funds in that Fund's peer group.

For Matthews Asia Growth Fund, the Trustees noted that the total expense ratio, the effective advisory fee rates and the actual nonmanagement expense rates (which include transfer agent and custodian fees) are all lower than most of the funds in that Fund's peer group, and the gross advisory fee rate was at the median rate.

For Matthews Asia Small Companies Fund and China Small Companies Fund, the Trustees noted that the gross advisory fee rate, actual advisory fees and total expenses (excluding 12b-1 distribution fees) are higher than the peer group average, which in part is the result of their relatively recent inception. The Trustees expect that the Funds' comparative position should improve as the Funds grow.

For Matthews China Dividend Fund, the Trustees noted that the gross advisory fee rate, actual advisory fees and total expenses are lower than the peer group average, but actual nonmanagement expenses are slightly higher than the peer group average, which is the result of its relatively recent inception. The Trustees expect that the Fund's comparative position should improve as the Fund grows.

The Trustees also compared the Advisor's advisory fees with those of the Advisor's separate accounts and other investment products, noting that the Funds' advisory expenses were not disadvantageous (not being substantially higher than the separate accounts' rates). Total expenses appeared to be appropriate in

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Approval of Investment Advisory Agreements (Unaudited) (continued)

comparison and taking into account the services differences between these products and the Funds, including the differences in the frequency of net asset value calculations. The Trustees considered various specific Fund expenses, including the custody fees and transfer agent fees. The Trustees noted the Advisor's efforts in recent years had resulted in, for each of the Funds, (a) reduced expenses under the administration and shareholders services plan, (b) reduced custodian expenses, and (c) reduced transfer agency fees. The Trustees concluded that the Advisor's advisory fee rates and the Funds' expense ratios are reasonable in light of comparative performance and expense and advisory fee information for each of the Funds. Separately, the Trustees observed the generally lower commission rates enjoyed by the Funds over recent years.

  The profits to be realized by the Advisor and its affiliates from the relationships with the Funds. The Trustees reviewed the profitability of the Advisor on both an absolute basis and in comparison to other investment advisers. The Trustees noted that the Advisor's pretax profit margin appeared to be reasonable in relation to other advisors. The Trustees also noted that the Advisor appeared to be sufficiently profitable to operate as a viable investment management firm, able to honor its obligations as a sponsor of the Funds, including the Funds that did not generate a profit for the Advisor, without earning excessive profits from any particular Fund or from the overall relationship with the Funds. The Trustees noted that, with declines in asset levels in some prior years, declines in profitability could be expected from time to time, but also noted the continued expenditures on technology and personnel. The Trustees noted recent modest improvement in profitability, expect that profitability can further improve as asset levels grow. The Trustees further noted that the Advisor's continued upgrading of its trading, research, compliance, and other technological systems should increase the Advisor's capacity, speed and reliability in providing services to the Funds as they grow, which further supports the long-term viability of the Funds and the Advisor. The Trustees also considered that the additional benefits derived by the Advisor from its relationship with the Funds are limited solely to research benefits received in exchange for "soft dollars." After such review, the Trustees determined that the profitability rate to the Advisor with respect to the Advisory Agreement is fair and reasonable in consideration of the services it provides to the Funds.

No single factor was determinative of the Board's decision to approve the Advisory Agreement, but rather the Trustees based their determination on the total mix of information available to them. After considering the factors described above, the Board concluded that the terms of the advisory arrangements are fair and reasonable to each Fund in light of the services that the Advisor provides, its costs and reasonably foreseeable Fund asset levels, and that each Fund's shareholders received and would receive reasonable value in return for the advisory fees paid. The Board agreed that the continuance of the Advisory Agreement with respect to each Fund would be in the best interests of the Funds and their shareholders. The Independent Trustees concluded separately that continuance of the Advisory Agreement was supported by reasonable and impartial records and information, including the performance of the Funds in relation to their peer groups, the services provided by the Advisor, and the competitive expense structure, and that the continuance of the Advisory Agreement with respect to each Fund would be in the best interests of each Fund and its shareholders.

The Advisory Agreement may be terminated by the Trustees on behalf of the Funds or the Advisor upon 60 days' prior written notice without penalty. The Advisory Agreement will also terminate automatically in the event of its assignment, as defined in the 1940 Act.

Matthews Asia Strategic Income Fund (the "Strategic Income Fund"), which is a series of the Trust, has retained Matthews International Capital Management, LLC (the "Advisor") to manage its assets pursuant to the Advisory Agreement, which has been approved by the Board of Trustees of the Strategic Income Fund, including the Independent Trustees. The Advisory Agreement will continue in effect from year-to-year provided that the continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Strategic Income Fund, or by the Board of Trustees, and, in either event, by a majority of the Independent Trustees of the Trust casting votes in person at a meeting called for that purpose.

At a meeting held on November 18, 2011, the Board, including the Independent Trustees of the Trust, approved the Advisory Agreement with respect to the Strategic Income Fund, for an initial two year term.

Before those meetings, the Independent Trustees had requested detailed information from the Advisor about the matters to be considered and had received certain information regarding the Strategic Income Fund at a meeting held on August 25, 2011. This information, together with the information provided to the Independent Trustees about the Strategic Income Fund since that meeting, formed the primary (but not exclusive)

120 MATTHEWS ASIA FUNDS

Approval of Investment Advisory Agreements (Unaudited) (continued)

basis for the Board's determinations as summarized below. The Independent Trustees reviewed and discussed the extensive information provided by the Advisor at a separate executive session held on November 18, 2011. The Independent Trustees were assisted in their deliberations by their independent legal counsel. Below is a summary of the factors considered by the Board in approving the Advisory Agreement with respect to the Strategic Income Fund.

  The nature, extent and quality of the services provided by the Advisor under the Advisory Agreement. The Trustees considered the experience and qualifications of the personnel at the Advisor who will be responsible for providing services to the Strategic Income Fund and who will be responsible for the daily management of the Strategic Income Fund's portfolio. The Trustees considered the Advisor's capabilities and preparations for trading the emerging markets debt securities expected to be held by the Strategic Income Fund. The Trustees noted that the Advisor has expanded and deepened its management team over the past several years. They also reviewed applicable changes to the Advisor's portfolio management personnel and their responsibilities, reflecting a long-term vision for the Advisor's business and for the Strategic Income Fund. In particular, the Trustees noted the addition of nineteen individuals since June 2010, including two senior positions (one of which is the Chief Financial Officer), a fixed-income portfolio manager, six research analysts, and various supporting and administrative positions. The Trustees viewed the Advisor as having been successful in continuing to provide high quality services to its other funds while both weathering volatile and challenging securities markets, including significant asset and revenue contractions in 2008 and 2009, handling a dramatic increase in assets later in 2009 and in 2010, and continued volatility in 2011. The Trustees attributed much of that success to the Advisor's emphasis of preserving and enhancing portfolio management team resources, careful business planning and management, as well as its solid financial condition and strong cash reserves. As in past years, the Trustees considered the Advisor's succession plan to address situations where key personnel are no longer available, and the design and implementation of the Advisor's disaster recovery and business continuity plan. The Trustees also considered the Chief Compliance Officer's report regarding the compliance resources, initiatives, programs and structures of the Advisor, including the compliance record of the Advisor and the Advisor's supervision of service providers. The Trustees concluded that the Advisor has high-quality compliance and commitment to a culture of compliance. The Trustees recognized the extent of the Advisor's on-going commitment to marketing and distribution, particularly long-term strategic projects, enhanced brand awareness and client retention efforts, as well as resources devoted to investor education publications and website content, design and function. Other initiatives observed by the Trustees included significant efforts related to expanded relationships with financial institutions, their associated investment advisors, and other institutional decision-makers. The Trustees concluded that the Advisor had the personnel and resources needed to perform its duties under the Advisory Agreement with respect to this new Strategic Income Fund, and that the nature, overall quality, cost and extent of such management services are expected to be satisfactory.

  The investment performance of the Advisor. The Trustees reviewed the short-term and long-term performance of the Advisor's other funds and the performance of model portfolios utilized by the Advisor during the Strategic Income Fund's planning stages. The Trustees also reviewed the Advisor's trading policies and efforts to obtain best overall execution for its other funds in the various markets in which the funds trade securities. The Trustees concluded that the Adviser has the potential to generate acceptable long-term performance for the Strategic Income Fund.

  The extent to which the Advisor realizes economies of scale as the Strategic Income Fund grows larger and whether fee levels reflect these economies of scale for the benefit of Strategic Income Fund investors. Because the Strategic Income Fund is new, it is not expected to recognize economies of scale for some time, particularly because of the specialized emerging markets fixed income strategy. The Trustees discussed the Advisor's past and ongoing investment in its business and personnel, which is an acceptable way for the Strategic Income Fund to share indirectly in realizing economies of scale. The Trustees will monitor the Strategic Income Fund's growth and evaluate economies of scale with respect to future renewals of the Advisory Agreement, especially as the Strategic Income Fund grows.

  The costs of the services provided by the Advisor and others. The Trustees considered the proposed advisory fees and the expected total fees and expenses of the Strategic Income Fund in comparison to the advisory fees and other fees and expenses of other funds in the Strategic Income Fund's peer group. The Trustees recognized the absence of a directly applicable peer group for such a highly specialized Asia bond and income strategy. That means they could use that peer information as only a general

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Approval of Investment Advisory Agreements (Unaudited) (continued)

guideline. The Trustees considered both the gross advisory fee rates charged by the Advisor, as well as the effective advisory fee rate expected to apply after taking into consideration the expense limitation arrangements. The Trustees found that the proposed contractual advisory rate (excluding administrative services) for the Strategic Income Fund was competitive, taking into consideration the contractual limitation on overall expenses.

  The Trustees noted that the Advisor does not provide investment advisory services for this strategy to any separate account. That means there are no other advisory fees of the Advisor to compare.

  The profits to be realized by the Advisor and its affiliates from the relationship with the Strategic Income Fund. The Trustees recognize that, as a new Strategic Income Fund with an expense limitation in place, it is not likely to generate profits for the Advisor initially, and until the Strategic Income Fund has experienced some growth. Although the Trustees are familiar with the profitability of the Advisor on both an absolute basis and in comparison to other investment advisers in connection with their review of other mutual funds managed by the Advisor, the profitability for this Strategic Income Fund is likely to be non-existent or very low for the foreseeable future given its much smaller size, and may detract to some limited extent from the Adviser's overall profitability.

No single factor was determinative of the Board's decision to approve the Advisory Agreement, but rather the Trustees based their determination on the total mix of information available to them. After considering the factors described above, the Board concluded that the terms of the advisory arrangements are fair and reasonable to the Strategic Income Fund in light of the services that the Advisor will provide, its costs and reasonably foreseeable Strategic Income Fund asset levels, and that the Strategic Income Fund's shareholders would receive reasonable value in return for the advisory fees paid. The Board agreed that the approval of the Advisory Agreement with respect to the Strategic Income Fund would be in the best interests of the Strategic Income Fund and its shareholders. The Independent Trustees concluded separately that approval of the Advisory Agreement was supported by reasonable and impartial records and information, including the services to be provided by the Advisor and the competitive expense structure, and that the approval of the Advisory Agreement with respect to the Strategic Income Fund would be in the best interests of the Strategic Income Fund and its shareholders.

The Advisory Agreement may be terminated by the Trustees on behalf of the Strategic Income Fund or the Advisor upon 60 days' prior written notice without penalty. The Advisory Agreement will also terminate automatically in the event of its assignment, as defined in the 1940 Act.

122 MATTHEWS ASIA FUNDS

Trustees and Officers of the Funds (Unaudited)

The operations of each Fund are under the direction of the Board of Trustees. The Board of Trustees establishes each Fund's policies and oversees and reviews the management of each Fund. The Board meets regularly to review the activities of the officers, who are responsible for the day-to-day operations of the Funds. The Statement of Additional Information, which includes additional information about Fund Trustees, is available without charge by calling 800.789.2742 or by visiting the Funds' website, matthewsasia.com. The Trustees and executive officers of the Funds, their year of birth, business address and principal occupations during the past five years are set forth below:

Name, Year of Birth, Address and Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/Directorships (number of portfolios) Held by Trustee
INDEPENDENT TRUSTEES

GEOFFREY H. BOBROFF Born 1944 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Chairman of the Board of Trustees and Trustee	Since 2006	President, Bobroff Consulting, Inc. (since 1993).	13	None

TOSHI SHIBANO Born 1950 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2003	President, Strategic Financial Literacy, Inc. (since 1995); Adjunct Professor, Columbia Graduate School of Business (since 2000); Faculty, General Electric John F. Welch Leadership Development Center (since 2000); Executive Education Lecturer, Center for Executive Education, Haas School of Business, UC Berkeley (since 1995); Visiting Assistant Professor, Stanford Graduate School of Business (2000); Assistant Professor, University of Chicago Graduate School of Business (1995-2000); Assistant Professor, Haas School of Business, UC Berkeley (1988-1995).	13	None

RHODA ROSSMAN Born 1958 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2006	Vice President, Corporate Investment Officer (2007–2010); and Senior Vice President and Treasurer (2003–2007), The PMI Group, Inc.	13	None

JONATHAN F. ZESCHIN Born 1953 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2007	Partner, Essential Investment Partners, LLC (since 2009); President, Essential Advisers Inc. (since 2000); Managing Partner, JZ Partners LLC (since 1998).	13	Independent Chairman of the Board of Trustees, DCA Total Return Fund (2005–2011) (1 Portfolio) and DCW Total Return Fund (2007–2010) (1 Portfolio); Independent Trustee, ICON Funds (2002–2007) (17 Portfolios); Independent Director, Wasatch Funds (2002–2004) (10 Portfolios).

RICHARD K. LYONS Born 1961 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2010	Dean (since 2008), Haas School of Business, UC Berkeley; Chief Learning Officer (2006–2008), Goldman Sachs; Executive Associate Dean (2005–2006), Acting Dean (2004–2005), Professor (2000–2004), Associate Professor (1996–2000), Assistant Professor (1993–1996), Haas School of Business, UC Berkeley.	13	Director (2000–2006), iShares Fund Complex, consisting of iShares, Inc. (24 Portfolios) and iShares Trust (over 70 Portfolios) managed by Barclays Global Investors; Trustee (2001–2006), Barclays Global Investor Fund Complex, consisting of Barclays Global Investor Funds and Barclays Master Investment Portfolios (15 Portfolios); Independent Trustee, Matthews Asia Funds (1994–2006) (9 Portfolios).

matthewsasia.com | 800.789.ASIA 123

Name, Year of Birth, Address and Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/Directorships (number of portfolios) Held by Trustee
INTERESTED TRUSTEES[2]

G. PAUL MATTHEWS Born 1956 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2007	Director and Portfolio Manager (Since 2009), Chairman and Portfolio Manager (1991–2009), Chief Investment Officer (1991–2007), Matthews International Capital Management, LLC; President of the Funds (1994–2007).	13	Director, Matthews Asian Selections Funds Plc (1 Portfolio).

Name, Year of Birth, Address and Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Other Trusteeships/ Directorships (number of portfolios) Held by Officer
OFFICERS WHO ARE NOT TRUSTEES

WILLIAM J. HACKETT Born 1967 Four Embarcadero Center Suite 550 San Francisco, CA 94111 President	Since 2008	Chief Executive Officer (since 2009), President and Secretary (since 2007), Matthews International Capital Management, LLC; Partner (2002–2007), Deloitte & Touche, LLP.	Director, Matthews Asian Selections Funds Plc (1 Portfolio); Director, Matthews Asia Funds S.I.C.A.V. (4 Portfolios).

ROBERT J. HORROCKS, PHD Born 1968 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Vice President	Since 2009	Chief Investment Officer (Since 2009), Director of Research (2008–2009), Matthews International Capital Management, LLC; Head of Research, Mirae Asset Management (2006–2008); Chief Investment Officer, Everbright Pramerica (2003–2006).	None

JOHN P. McGOWAN Born 1964 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Vice President and Secretary	Since 2005	Senior Vice President of Business Administration (since 2009), Chief Administrative Officer (2007–2008), Chief Operating Officer (2004–2007), Matthews International Capital Management, LLC; Chief Operating Officer, Treasurer and Chief Compliance Officer, Forward Management LLC (1998–2004).	Director, Matthews Asian Selections Funds Plc (1 Portfolio); Director, Matthews Asia Funds S.I.C.A.V. (4 Portfolios).

SHAI A. MALKA Born 1973 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Treasurer	Since 2005	Vice President of Fund Accounting and Operations (since 2010), Senior Manager of Fund Accounting and Operations (2004–2009), Matthews International Capital Management, LLC.	None

TIMOTHY B. PARKER Born 1958 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Vice President	Since 2008	General Counsel (since 2005), Matthews International Capital Management, LLC; Partner, Kirkpatrick & Lockhart Nicholson Graham LLP (2003–2005); Global Head of Compliance and Risk Management, Allianz Dresdner Asset Management (2001–2003); Managing Director, RCM Global Investors (1993–2001).	Director, Matthews Asia Funds S.I.C.A.V. (4 Portfolios).

MANOJ K. POMBRA Born 1964 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Chief Compliance Officer	Since 2005	Chief Compliance Officer, Matthews International Capital Management, LLC (since 2005); Senior Manager, Mutual Fund Compliance/Manager Portfolio Compliance, Franklin Templeton Investments (2001–2005).	None

1  Each trustee serves for an indefinite term, until retirement age or until his/her successor is elected. Officers serve at the pleasure of the Board of Trustees.

2  This trustee is considered an "interested person" of the Trust as defined under the 1940 Act because of an ownership interest in the Advisor and an office held with the Advisor.

124 MATTHEWS ASIA FUNDS

Matthews Asia Funds

INVESTMENT ADVISOR

Matthews International Capital Management, LLC

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

800.789.ASIA

CUSTODIAN

Brown Brothers Harriman & Co.

50 Milk Street

Boston, MA 02109

ACCOUNT SERVICES

Matthews Asia Funds

P.O. Box 9791

Providence, RI 02940

800.789.ASIA

LEGAL COUNSEL

Paul Hastings LLP

55 Second Street, 24th Floor

San Francisco, CA 94105

matthewsasia.com | 800.789.ASIA 125

P.O. Box 9791 | Providence, RI 02940 | matthewsasia.com | 800.789.ASIA (2742)	AR-1211-240M

Item 2. Code of Ethics.

(a)   The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)   There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)   The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

(a)                                  As of the end of the period covered by the report, the registrant’s board of directors has determined that the registrant has two audit committee financial experts serving on its audit committee, Toshi Shibano and Jonathan F. Zeschin, and that both are “independent.”

(b)                                 Prof. Shibano is an Adjunct Professor at the Columbia Graduate School of Business and a member of the Faculty of the General Electric Corporate Leadership Development Center.  He also serves as Executive Education Lecturer at the Haas School of Business at the University of California, Berkeley, and has served on the faculties of Thunderbird American Graduate School of International Management, Stanford Graduate School of Business, the University of Chicago School of Business and the Australian Graduate School of Management at the University of New South Wales.  He regularly reviews current research in accounting both for use in instruction of courses and for internal faculty evaluation.  He has experience analyzing and evaluating financial statements at the appropriate level of complexity through his professional activities on the educational faculties referenced above.

Prof. Shibano also has extensive experience in executive education worldwide (Hong Kong, Taiwan, Singapore, Finland, Italy, Mexico, India) and has developed innovative new programs in financial analysis, management control systems and strategy implementation.

Prof. Shibano has published in the Journal of Accounting Research, the Journal of Accounting and Economics, the Rand Journal of Economics, and the Journal of Applied Corporate Finance, on the topics of strategic audit risk, accounting standard setting, international accounting standards, tax minimization, foreign currency risk management, and organizational structure.  Prof. Shibano received his MBA from the Haas School at UC Berkeley and earned his PhD at the Stanford Graduate School of Business, earning the highest academic honors in both programs.  Prof. Shibano has gained additional accounting expertise as the Audit Committee Chair of Matthews Asian Funds.

Mr. Zeschin is Partner of Essential Investment Partners, LLC, a wealth management and investment advisory firm.  He is also the portfolio manager for that firm’s Essential Growth Portfolio. Essential Investment Partners, LLC succeeded to the business of Essential Advisers, Inc.  He is Managing Partner of JZ Partners, LLC, a business consulting firm for investment managers.  Prior to forming Essential Advisers, Inc., Mr. Zeschin held senior executive positions with Founders Asset Management, Inc., Invesco Fund Group, and Stein Roe & Farnham, Inc.  Mr. Zeschin holds a Masters of Management from the Kellogg School at Northwestern University, with majors in Finance and Marketing, and a Bachelor in Business Administration in Accounting with distinction from the University of Michigan. He holds a Certified Public Accountant certificate from the state of Illinois and is a Certified Financial Planner certificant.  Mr. Zeschin is a former chair of the ICI’s Accounting Treasurer’s Committee and a former member of the AICPA Investment Companies committee.  Mr. Zeschin is currently the chairman of the Board of Trustees to two NYSE listed closed-end funds.  He has served on the audit committees of mutual fund boards since 2002.  He has experience analyzing and evaluating financial statements at the appropriate level of complexity through his professional activities on the educational faculties referenced above.  Mr. Zeschin has gained additional expertise as a member of the Audit Committee of Matthews Asian Funds.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)   The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $297,278 in 2010 and $297,280 in 2011.

Audit-Related Fees

(b)   The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2010 and $0 in 2011.

Tax Fees

(c)   The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $78,210 in 2010 and $103,210 in 2011. Tax fees include services provided by PWC for tax return preparations.

All Other Fees

(d)   The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2010 and $0 in 2011.

(e)(1)    Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval of Auditor Services.

Pre-Approval Requirements.  Before the Auditor is engaged by the Trust to render audit related or permissible non-audit services, either:

(i)            The Audit Committee shall pre-approve all audit related services and permissible non-audit services (e.g., tax services) to be provided to the Trust; or

(ii)           The Audit Committee shall establish policies and procedures governing the Auditor’s engagement.  Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Adviser.  The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this Section 4(e) shall be presented to the full Audit Committee at its next scheduled meeting.

De Minimis Exceptions to Pre-Approval Requirements.  Pre-approval for a service provided to the Trust other than audit, review or attest services is not required if:  (1) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

Pre-Approval of Non-Audit Services Provided to the Adviser and Certain Control Persons.  With respect to services that have a direct impact on the operations or financial reporting of the Trust, the Audit Committee shall pre-approve all such non-audit services proposed to be provided by the Auditor to (i) the Adviser and (ii) any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust.

Application of De Minimis Exception:  The de minimis exceptions set forth above under Section 4(e)(ii) apply to pre-approvals under this Section 4(e)(iii) as well, except that the “total amount of revenues” calculation for Section 4(e)(iii) services is based on the total amount of revenues paid to the Auditor by the Trust and any other entity that has its services approved under this Section (i.e., the Adviser or any control person).

(e)(2)    The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 100%

(d) 100%

(f)    The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 100%.

(g)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $129,644 in 2010 and $172,450 in 2011.

(h)   The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)                Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)               Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)   The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                    Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2          is attached hereto.

(a)(2)       Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)       Not applicable.

(b)           Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-              Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)		Matthews International Funds

By (Signature and Title)*		/s/ William J. Hackett
William J. Hackett, President
(principal executive officer)

Date	March 1, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ William J. Hackett
William J. Hackett, President
(principal executive officer)

Date	March 1, 2012

By (Signature and Title)*		/s/ Shai Malka
Shai Malka, Treasurer
(principal financial officer)

Date	March 1, 2012

* Print the name and title of each signing officer under his or her signature.